SCUDDER

                                                                  [Scudder Logo]

                              Scudder Variable Life
                                 Investment Fund

                                  Annual Report
                                December 31, 1997


   An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                                    Contents

Letter from the Fund's President ..........................................    2

Money Market Portfolio Management Discussion ..............................    3

Bond Portfolio Management Discussion ......................................    4

Bond Portfolio Summary ....................................................    5

Balanced Portfolio Management Discussion ..................................    6

Balanced Portfolio Summary ................................................    7

Growth and Income Portfolio Management Discussion .........................    8

Growth and Income Performance Update ......................................    9

Growth and Income Portfolio Summary .......................................   10

Capital Growth Portfolio Management Discussion ............................   11

Capital Growth Performance Update .........................................   12

Capital Growth Portfolio Summary ..........................................   13

Global Discovery Portfolio Management Discussion ..........................   14

Global Discovery Performance Update .......................................   15

Global Discovery Portfolio Summary ........................................   16

International Portfolio Management Discussion .............................   17

International  Performance Update .........................................   18

International Portfolio Summary ...........................................   19

Investment Portfolios, Financial Statements, and Financial Highlights

      Money Market Portfolio ..............................................   20

      Bond Portfolio ......................................................   26

      Balanced Portfolio ..................................................   33

      Growth and Income Portfolio .........................................   42

      Capital Growth Portfolio ............................................   52

      Global Discovery Portfolio ..........................................   60

      International Portfolio .............................................   70

Notes to Financial Statements .............................................   80

Report of Independent Accounts ............................................   84

Tax Information ...........................................................   85

Shareholder Meeting Results ...............................................   86

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT


     [PHOTO OMITTED]

David B. Watts, President,
Scudder Variable Life
Investment Fund


Dear Shareholders,

      We are pleased to present the results of Scudder Variable Life Investment Fund for the 12-month period ended December 31, 1997.

      Investors should be pleased with the Portfolios' performance as each delivered another year of positive, and in many cases, above-average returns. In fact, five of the seven portfolios outperformed the median fund in their respective category for the 12-month period. This performance is gratifying, and is consistent with many of the Portfolios' longer term track records and Scudder's history of below-average expenses.

      As you review your Fund's performance, now may be a good time to check your investment allocations. The bull market of U.S. stocks over the last seven years has increased the weighting of U.S. equities in many shareholders' portfolios. For others, investment goals may have changed, reflecting the nearing of retirement or planned withdrawals. Whatever your situation, the Fund provides the flexibility to invest or reallocate assets among seven distinct portfolios that meet a variety of investment objectives. Reallocating your portfolio is easy and can help keep your investment on track.

      As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and will broaden our resources in managing the Portfolios.

      Thank you for your continued investment in Scudder Variable Life Investment Fund. On the following pages you will find summaries of each Portfolio's performance and investment strategy. We hope you find it informative reading.

                                        Sincerely,


                                        /s/ David B. Watts

                                        David B. Watts
                                        President,
                                        Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The Money Market Portfolio maintained its $1.00 share price throughout the period and provided a positive total return of 5.25% for the 12 months ended December 31, 1997. The Portfolio's 30-day net annualized yield at the end of December was 5.27%. Among its peers, the Portfolio ranked in the top third
(31st) of 102 funds in the Variable Life Money Market category according to Lipper Analytical Services.

In a volatile market, a
money market fund can
provide a haven.

      During the course of the year, we kept a watchful eye on the Federal Reserve Board in anticipation of further hikes in short-term interest rates. The Fed raised the federal funds rate -- a key short-term interest rate -- in March, but left rates untouched for the remainder of the year. As inflation fears cooled, short-term rates drifted lower during the second half of the year and it became apparent that the Fed would maintain its hands-off policy on rates. As a result, we gradually extended the Portfolio's average maturity, before trimming back at year end. On December 31, 1997, the Portfolio's average maturity stood at 33 days.

      The Portfolio was invested in a diversified mix of high-quality money market instruments, including commercial paper, certificates of deposit issued by major banks, U.S. government securities, and short-term obligations from highly-rated companies. We continued to overweight commercial paper in the Portfolio because it tends to offer some of the highest money market yields available. Commercial paper also tends to boost stability by providing the opportunity to lock-in relatively attractive rates over a period of one to three months.

      In a changing investment climate such as this, a money market fund can provide a haven from the volatile price movements of the stock and bond markets, and a parking place as you consider your next investment. While we expect the market's recent volatility to continue in the near term, we believe that the Money Market Portfolio will provide a valuable and flexible component to your investment portfolio.

      In the months ahead, we will continue to monitor the economic and interest rate environment, as we position the Portfolio for high current income, price stability, and liquidity.

      Sincerely,

      Your Portfolio Management Team


      /s/ David Wines                    /s/ Debra A. Hanson

      David Wines                        Debra A. Hanson
      Lead Portfolio Manager



      /s/ Nicca B. Alcantara

      Nicca B. Alcantara

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Overall, 1997 was a good period for bond investors. Interest rates generally declined from May through the end of the year, and (due to the inverse relationship of interest rates to bond prices) bond prices rose. In this environment, the Bond Portfolio provided a total return of 9.10% for the 12 months ended December 31, 1997, nearly matching the 9.67% return of the unmanaged Lehman Aggregate Bond Index for the same period. Among its peers, the Portfolio ranked 15th of 28 funds in the Variable Life Corporate Debt A-Rated category according to Lipper Analytical Services.

Bond holders generally received dividends and price appreciation, a combination investors should not expect every year.

      Economic growth was robust especially during the first half of the year, but inflation remained practically nonexistent. This environment caused the benchmark U.S. Treasury bond yield, which began the year at 6.64%, to peak at 7.20% in April, and to decline to 5.92% by the end of the period. Bond holders generally received dividends and price appreciation, a combination investors should not expect every year.

      Given uncertainties surrounding the level of economic growth and inflation over the first half of the year, we maintained a neutral portfolio duration and focused on sector allocations. We de-emphasized mortgage securities, and increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. As the Asian crisis deepened and inflation showed few signs of accelerating, we lengthened the Portfolio's duration slightly to take advantage of declining interest rates and rising bond prices. At the end of the period, the Portfolio's duration stood at 5.3 years.

      From a sector standpoint, we maintained a significant weighting in corporate bonds throughout the year. Corporates performed well during the first nine months of the year. However, they underperformed during the fourth quarter, especially as rates continued to decline and Treasuries shot up. We also continued to underweight mortgages as individuals stepped up refinancings.

      We expect interest rates to trend downward in the months ahead. Inflation remains low, and slowing corporate profit growth and uncertainty in Asia provide few reasons to expect rising interest rates. In this environment, we plan to continue with our diversified approach, while emphasizing securities that can add incremental value to the Portfolio's long-term performance.

      Sincerely,

      Your Portfolio Management Team


      /s/ William M. Hutchinson          /s/ Kelly D. Babson

      William M. Hutchinson              Kelly D. Babson
      Lead Portfolio Manager

                                 BOND PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-----------------------------------------
Bond Portfolio
-----------------------------------------
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $10,910     9.10%     9.10%
 5 Year     $14,183    41.83%     7.24%
10 Year     $22,711   127.11%     8.55%
-----------------------------------------

-----------------------------------------
LB Aggregate Bond Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $10,967     9.67%     9.67%
 5 Year     $14,345    43.45%     7.48%
10 Year     $24,057   140.57%     9.17%
-----------------------------------------

GROWTH OF A $10,000 INVESTMENT

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

               LB Aggregate Bond Index               Bond Portfolio
               -----------------------               --------------
                  '87      100,000                  '87       10,000
                  '88       10,789                  '88       10,546
                  '89       12,357                  '89       11,774
                  '90       13,461                  '90       12,724
                  '91       15,614                  '91       14,964
                  '92       16,771                  '92       16,012
                  '93       18,406                  '93       17,995
                  '94       17,869                  '95       17,134
                  '95       21,170                  '96       20,247
                  '96       21,935                  '97       20,187
                  '97       24,057                  '98       22,711

                        Yearly periods ended December 31

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.

-----------------------------------
           ASSET QUALITY
-----------------------------------
-----------------------------------
U.S. Gov't & Agencies           37%
AAA*                            15%
AA                               3%
A                               13%
BBB                             18%
BB                               8%
B                                6%
                               ----
                               100%
                               ====

Average Quality: AA

*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

   For most of the year the Portfolio's maturity distribution was "barbelled" (emphasizing short and long maturities) until the fourth quarter, when duration was lengthened to take advantage of declining interest rates and the corresponding rise in bond prices

-----------------------------------
        EFFECTIVE MATURITY
-----------------------------------
-----------------------------------
Less than 1 year                14%
1 < 3 years                      8%
3 < 7 years                     30%
7 < 12 years                    21%
12 years or greater             27%
                               ----
                               100%
                               ====
-----------------------------------
Weighted average effective maturity: 10 years

-----------------------------------------
            DIVERSIFICATION
-----------------------------------------
-----------------------------------------
Corporate Bonds                       38%
U.S. Government & Agencies            16%
U.S. Government Agency Pass-Thrus     13%
Repurchase Agreement                  10%
Short Term Investments                 9%
Foreign Bonds - U.S.$ Denominated      7%
Gov't National Mortgage Association    4%
Asset-Backed Securities                3%
                                     ----
                                     100%
                                     ====
-----------------------------------------

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The U.S. stock and bond markets provided another year of strong returns, driven by a continuation of healthy economic growth and benign inflation. In this environment, the Balanced Portfolio provided a total return of 24.21% for the 12 months ended December 31, 1997. The Portfolio also performed well relative to its peers, ranking 3rd (in the top 8%) of 38 funds in the Variable Life Balanced category according to Lipper Analytical Services. At the end of the period, the Portfolio's assets were allocated 58% in equities and 42% in fixed income securities (including cash), essentially unchanged from a year ago.

The Portfolio's balanced
approach is especially
well suited to weather
periods of volatility.

      While the 12-month period was generally favorable for stocks and bonds, a strong dollar and the currency crisis in Asia put pressure on earnings of large multinational companies, particularly those in the consumer staples and pharmaceutical areas. The Portfolio's equity holdings are heavily weighted in these major global companies, and they were negatively affected by these factors. In addition, profit warnings from Coca Cola, Gillette, and Avon Products, and fears of slowing exports, exacerbated the decline. However, many of the Portfolio's stocks which had been negatively impacted in the third quarter recovered in the fourth quarter.

      In managing the equity portion of the Portfolio, we pursue a stock-by-stock selection approach. The Portfolio's sector weights typically are in line with the Russell 1000 Growth Index. In keeping with the index, the Portfolio's largest equity weightings were in the health care, consumer staples, and technology sectors. Toward the end of the year, we made a decision to trim exposure to semiconductor capital equipment stocks and swap other technology holdings into computer services, reflecting our declining confidence in expected growth rates as the crisis in Asia expanded.

      Fixed-income investors benefited from declining interest rates and a corresponding rise in bond prices from May through the end of the year. In managing the Portfolio's fixed-income holdings, we maintained a neutral portfolio duration and focused on sector allocations. We de-emphasized mortgage securities, and increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. As the Asian crisis deepened and reports of accelerating inflation remained nonexistent, we lengthened the portfolio's duration slightly to take advantage of declining interest rates and rising bond prices.

      We will continue to monitor developments in Asia closely, but we believe the Portfolio is especially well suited to weather periods of uncertainty, given its balanced approach to investing in quality growth companies and investment-grade fixed-income securities.

      Sincerely,

      Your Portfolio Management Team


      /s/ Valerie F. Malter              /s/ William M. Hutchinson

      Valerie F. Malter                  William M. Hutchinson
      Lead Portfolio Manager


      /s/ Kelly D. Babson

      Kelly D. Babson

                               BALANCED PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-----------------------------------------
Balanced Portfolio
-----------------------------------------
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $12,421    24.21%    24.21%
 5 Year     $18,527    85.27%    13.13%
10 Year     $33,669   236.69%    12.91%
-----------------------------------------


-----------------------------------------
S&P 500 Index (60%)
and LBAB Index (40%)
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $12,363    23.63%    23.63%
 5 Year     $20,202   102.02%    15.09%
10 Year     $38,957   289.57%    14.55%
-----------------------------------------


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

           LBAB Index          S&P 500 Index        Balanced Portfolio
        -------------          -------------        ------------------
        '87     10,000         '87     10,000         '87     10,000
        '88     10,789         '88     11,659         '88     11,421
        '89     12,357         '89     15,352         '89     13,647
        '90     13,461         '90     14,876         '90     13,385
        '91     15,614         '91     19,407         '91     16,990
        '92     16,771         '92     20,893         '92     18,173
        '93     18,406         '93     22,996         '93     19,527
        '94     17,869         '94     23,299         '94     19,126
        '95     21,170         '95     32,054         '95     24,227
        '96     21,935         '96     39,412         '96     27,761
        '97     24,057         '97     52,566         '97     33,669

                        Yearly periods ended December 31

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization- weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 84.77% and 14.05%, respectively.

-----------------------------
     EQUITY HOLDINGS
-----------------------------
-----------------------------
Sector breakdown of the
Portfolio's equity holdings
-----------------------------
Health                    22%
Consumer Staples          22%
Technology                15%
Consumer Discretionary    11%
Manufacturing              8%
Media                      7%
Financial                  6%
Durables                   4%
Service Industries         4%
Energy                     1%
                         ----
                         100%
                         ====
-----------------------------


Five Largest Equity Holdings

1.  General Electric Co. Leading producer of electrical equipment
2.  Proctor & Gamble Co. Diversified manufacturer of consumer products
3.  Pfizer, Inc. Leading international pharmaceutical company
4.  Coca-Cola Co., Inc. International soft drink company
5.  Microsoft Corp. Computer operating systems software


-----------------------------------------------------
                  FIXED INCOME HOLDINGS
-----------------------------------------------------

By Asset Type
-----------------------------------------------------
U.S. Government Agencies                          34%
Corporate Bonds                                   32%
U.S. Gov't Agency Pass-Thrus                      19%
GNMA                                               6%
Foreign Bonds - U.S. $ Denominated                 5%
Asset-Backed Securities                            4%
                                                 ----
                                                 100%
                                                 ====
-----------------------------------------------------


By Quality
---------------------------------
U.S. Government & Agencies    54%

AAA*                          12%

AA                             5%

A                             11%

BBB                           18%
                             ----
                             100%
                             ====
---------------------------------
*Category includes cash equivalents

                           GROWTH AND INCOME PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      While volatility increased in the second half of 1997, equity investors witnessed generous, above-average returns for the year. The Growth and Income Portfolio directly benefited from this favorable environment and from the defensive nature of our relative dividend yield strategy as stocks gyrated in the second half. For the 12 months ended December 31, 1997, the Portfolio's Class A shares returned 30.47%, modestly trailing the 33.38% return of the S&P 500 Index, a significant achievement considering the Portfolio's defensive characteristics. Among it peers, the Portfolio ranked 25th (in the top 26%) of 96 Variable Life Growth and Income funds as tracked by Lipper Analytical Services.

Our strategy of investing
in companies with low
expectations provides a
degree of downside protection.

      The first half of the year was essentially a continuation of 1996 -- investors enjoyed the bull market ride, but kept looking tentatively over their shoulders for signs of inflation. These worries were replaced by concerns of a global economic slowdown in the second half, as an economic collapse and ensuing liquidity crunch threw the Asian markets into a tailspin. U.S. investors overreacted to the news, resulting in market rotations in both directions on an almost daily basis.

      The majority of the Portfolio's largest holdings significantly outperformed the S&P 500 for the year. Near the close of the period, three of our top performers gave back some of their gains, most notably Philips Electronics and Xerox. Although we had been taking profits in both names to reduce our exposure, these holdings held back performance. We would stress, however, that despite the recent weakness, both stocks still dramatically outperformed the market for the 12-month period.

      A lack of technology holdings (due to their characteristically low dividend yields) cushioned the Portfolio from many of the profit warnings stemming from the crisis in Asia. An increased weighting in the electric utility sector proved timely as these companies, with largely domestically-generated earnings, were less affected by the lower overseas growth forecasts.

      While the near term may provide some challenges, we continue to believe investment conditions remain healthy. In this environment, we think our strategy of investing in companies with low expectations should provide a degree of protection as well as the potential for opportunity.

      Sincerely,

      Your Portfolio Management Team


      /s/ Robert T. Hoffman              /s/ Kathleen T. Millard

      Robert T. Hoffman                  Kathleen T. Millard
      Lead Portfolio Manager


      /s/ Benjamin W. Thorndike          /s/ Lori J. Ensinger

      Benjamin W. Thorndike              Lori J. Ensinger


      /s/ Deborah Chaplin

      Deborah Chaplin

                           GROWTH AND INCOME PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1997

--------------------
      CLASS A
--------------------
-----------------------------------------
Growth and Income Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $13,047     30.47%   30.47%
 3 Year     $20,998    109.98%   28.05%
 Life of
 Fund*      $22,028    120.28%   24.02%
-----------------------------------------


-----------------------------------------
S&P 500 Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $13,338     33.38%   33.38%
 3 Year     $22,562    125.62%   31.12%
 Life of
 Fund*      $23,458    134.58%   26.12%
-----------------------------------------

* The Fund commenced operations on May 2, 1994. On May 1, 1997, existing shares were designated as Class A shares.

                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

                 S&P 500 Index+               Growth and Income Portfolio
                 ----------------             ---------------------------
                 5/94*     10,000                    5/94*     10,000
                 6/94       9,915                    6/94      10,100
                12/94      10,397                   12/94      10,491
                 6/95      12,498                    6/95      12,113
                12/95      14,304                   12/95      13,820
                 6/96      15,747                    6/96      15,011
                12/96      17,588                   12/96      16,834
                 6/97      21,214                    6/97      20,016
                12/97      23,458                   12/97      22,028

--------------------
      CLASS B
--------------------
-----------------------------------------
Growth and Income Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 Life of
 Fund*      $12,289     22.89%      --
-----------------------------------------


-----------------------------------------
S&P 500 Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 Life of
 Fund**     $12,258     22.58%      --
-----------------------------------------

** The Fund commenced selling Class B shares on May 1, 1997.


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

                 S&P 500 Index+               Growth and Income Portfolio
               ------------------             ---------------------------
                5/1/97**   10,000                5/1/97**      10,000
                5/97       10,609                5/97          10,593
                6/97       11,085                6/97          11,165
                7/97       11,967                7/97          11,903
                8/97       11,296                8/97          11,466
                9/97       11,916                9/97          12,180
               10/97       11,518               10/97          11,796
               11/97       12,051               11/97          12,139
               12/97       12,258               12/97          12,289


+ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Growth and Income Portfolio.

                           GROWTH AND INCOME PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

---------------------------------
         DIVERSIFICATION
---------------------------------
---------------------------------
Equity Securities             97%
Cash Equivalents               3%
                             ----
                             100%
                             ====
---------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the following table.

------------------------------
 Sector breakdown of the
 Portfolio's equity holdings
------------------------------
Financial                  21%
Manufacturing              17%
Consumer Staples           12%
Communications              9%
Utilities                   8%
Energy                      8%
Durables                    7%
Health                      7%
Consumer Discretionary      5%
Other                       6%
                          ----
                          100%
                          ====
------------------------------

                The Portfolio's approach to selecting stocks with
                above-average dividend yields provided downside
                   protection as volatility increased during
                          the second half of the year.


--------------------------------------------------------------------------------
                 TEN LARGEST EQUITY HOLDINGS (22% of Portfolio)
--------------------------------------------------------------------------------

 1. Bell Atlantic Corp. Telecommunication services

 2. Xerox Corp. Leading manufacturer of copiers and duplicators

 3. Unilever NV Diversified conglomerate

 4. Philip Morris Companies Inc. Tobacco, food products, and brewing

 5. H.J. Heinz Co. Major manufacturer of processed foods

 6. TRW Inc. Defense electronics, automotive parts and systems

 7. Imperial Chemical Industries PLC Leading international chemical company

 8. Ford Motor Co. Leading automobile manufacturer

 9. GTE Corp. Nationwide telecommunications company

10. Chase Manhattan Corp. Commercial bank

                            CAPITAL GROWTH PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      U.S. stocks were propelled higher by robust economic growth, solid corporate earnings, and relatively benign inflation, despite increased volatility in the second half of the year. In this environment the Capital Growth Portfolio - Class A returned 35.76%, exceeding the 33.38% return of the unmanaged S&P 500 for the 12-month period ended December 31, 1997. The Portfolio also performed well relative to its peers, ranking 4th (in the top 3%) of 121 funds in the Variable Life Growth category according to Lipper Analytical Services.

While those portfolio
holdings with perceived
Asian exposure suffered,
those deemed relatively
immune to global
goings-on surged ahead.

      The dominant investment variable affecting equities can be summed up in one word: Asia. What began as a small ripple in the world's financial markets in early summer with devaluation of Thailand's currency roared into a truly global financial event in October. The currency crisis was no longer an isolated incident involving several smaller economies of Southeast Asia with little implication for U. S. companies. It became a full-blown crisis in South Korea, the world's 11th largest economy, and threatened to derail any potential recovery in Japan.

      Although we focus on seasoned companies with strong competitive positions, many holdings were still affected by the Asian crisis. The stocks of those companies and industries perceived to have significant Asian exposure suffered the most. Many of the Portfolio's holdings that exhibited strong price appreciation over the first nine months of the year declined sharply in the fourth quarter, including Compaq and Applied Materials, which each declined in excess of 20% in the fourth quarter alone.

      The Portfolio's significant commitment to the energy sector in the form of large multinational oil companies and oil field service providers, also crimped performance, as oil prices weakened and investors worried about the sustainability of strong global oil demand in light of a marked slowdown in Asia.

      Conversely, while those portfolio holdings with perceived Asian exposure suffered, those deemed relatively immune to global goings-on surged ahead. Walgreen, Fannie Mae, and Pfizer were significant positive contributors to performance.

      Our cautious outlook for U.S. profits in 1998 predated the unfolding Asian crisis, so the crisis itself has not caused us to dramatically alter our investment outlook. On the margin, however, our expectations for earnings growth must necessarily trend somewhat lower. With current stock market valuations rich and prospects for earnings slowing in 1998, we believe investors should expect stocks to provide returns that are closer to their long-running average of about 10%.

      Sincerely,

      Your Portfolio Management Team


      /s/ William F. Gadsden                   /s/ Bruce F. Beaty

      William F. Gadsden                       Bruce F. Beaty
      Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1997

--------------------
      CLASS A
--------------------
-----------------------------------------
Capital Growth Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $13,576     35.76%   35.76%
 5 Year     $22,909    129.09%   18.03%
10 Year     $47,169    371.69%   16.78%
-----------------------------------------


-----------------------------------------
S&P 500 Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $13,338     33.38%   33.38%
 5 Year     $25,160    151.60%   20.25%
10 Year     $52,566    425.66%   18.04%
-----------------------------------------

*  On May 12, 1997, existing shares were designated as Class A shares.


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

                 S&P 500 Index+                Capital Growth Portfolio
               ------------------              ------------------------
               '87         10,000                 '87         10,000
               '88         11,659                 '88         12,206
               '89         15,352                 '89         14,983
               '90         14,876                 '90         13,863
               '91         19,407                 '91         19,347
               '92         20,893                 '92         20,589
               '93         22,996                 '93         24,889
               '94         23,299                 '94         22,482
               '95         32,054                 '95         28,923
               '96         31,412                 '96         34,745
               '97*        52,566                 '97*        47,169

                        Yearly periods ended December 31

--------------------
      CLASS B
--------------------
-----------------------------------------
Capital Growth Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
Life of
Fund**      $11,800    18.00%       --
-----------------------------------------


-----------------------------------------
S&P 500 Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
Life of
Fund**      $11,554    15.54%       --
-----------------------------------------

** The Fund commenced selling Class B shares on May 12, 1997. Index comparisons began on May 31, 1997.

                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

                 S&P 500 Index+                Capital Growth Portfolio
              ---------------------            ------------------------
               5/97**        10,000              5/97**       10,000
               6/97          10,449              6/97         10,581
               7/97          11,280              7/97         11,549
               8/97          10,648              8/97         11,112
               9/97          11,232              9/97         11,739
              10/97          10,856             10/97         11,199
              11/97          11,359             11/97         11,401
              12/97          11,554             12/97         11,569

+ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

                            CAPITAL GROWTH PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997


---------------------------------
         DIVERSIFICATION
---------------------------------
---------------------------------
Equity Securities             95%
Cash Equivalents               5%
                             ----
                             100%
                             ====
---------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the following table.

------------------------------
   Sector breakdown of the
 Portfolio's equity holdings
------------------------------
Financial                  21%
Energy                     13%
Manufacturing              12%
Health                     11%
Technology                 10%
Consumer Discretionary      9%
Consumer Staples            7%
Service Industries          5%
Durables                    5%
Other                       7%
                          ----
                          100%
                          ====
------------------------------

                     The Portfolio's continuing emphasis on
                    selecting individual growth stocks with
                    good quality characteristics contributed
               to its solid outperformance during the 12 months.


--------------------------------------------------------------------------------
                 TEN LARGEST EQUITY HOLDINGS (24% of Portfolio)
--------------------------------------------------------------------------------

 1. American Express Credit Corp. Travel and investment services, insurance, and banking

 2. EXEL, Ltd. Provider of liability insurance

 3. American International Group, Inc. Major international insurance holding company

 4. Home Depot, Inc. Building supply/home improvement stores

 5. Procter & Gamble Co. Diversified manufacturer of consumer products

 6. Intel Corp. Semiconductor memory circuits

 7. Parker-Hannifin Group Fluid control components

 8. Compaq Computer Corp. Leading manufacturer of personal computers

 9. Royal Dutch Petroleum Co. International energy company

10. BankAmerica Corp. Commercial banking in California

                           GLOBAL DISCOVERY PORTFOLIO
                        PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      U.S. small-cap stocks provided some of the best performance in the global small company arena, as the negative sentiment surrounding the currency and financial market crisis in Southeast Asia sapped the returns of many foreign markets toward the end of the year. For the 12-month period ended December 31, 1997, the Global Discovery Portfolio -- Class A provided a total return of 12.38%, surpassing the 8.39% return of the unmanaged Salomon Brothers World Extended Market Index.

While the Portfolio outperformed
its small-cap benchmark, large-cap
stocks dominated global stock
market performance.

      The Portfolio's favorable performance was due primarily to an insignificant exposure in Southeast Asia and careful stock selection. Although the Portfolio invests principally in small-cap stocks, it is one of 38 funds ranked in the Variable Life Global category, according to Lipper Analytical Services. With large-cap stocks outperforming dramatically in 1997, the Portfolio ranked 20th of 38 funds in this category as tracked by Lipper Analytical Services for the 12 month period.

      The collapse of the Southeast Asian markets affected almost every global investor in some way in 1997. Stocks of large U.S. corporations, which derive almost one-third of their profits from foreign sales, were not insulated from the Asian contagion.

      In the United States, a strong dollar, healthy economy, and relatively low interest rates provided a favorable investment environment for most of the year. In the Portfolio, we continued to increase our weighting of U.S. and Canadian small-caps, which stood at the highest level since the Portfolio's inception (48% of assets as of the end of the period).

      Among our European holdings, we held major positions in the United Kingdom and Ireland (the fastest growing country over the past 15 years). Both countries have very competitive wage rates, and the United Kingdom is a particularly fertile field for entrepreneurial service companies.

      As for Japan, the well publicized banking and real estate problems have been overhanging the market for years. However, we have begun to see some signs of change that could lead to a more open market system. While our weighting in Japan is relatively small, our holdings in specialty finance companies Nichei and Shohkoh Fund were strong performers.

      Overall, we focused the Portfolio on a limited number of holdings with attractive fundamentals. This strategy yielded excellent returns from holdings such as Marschollek Lautenschlaeger und Partner (Germany), Billing Concepts (U.S.), Bank of Ireland (Ireland), Network Appliance (U.S.), and Provident Financial (U.K.). Hedging selected currencies in the first half of the year provided additional positive performance.

      Clearly, policy makers' response to the Asian crisis will dictate the world global stock market outlook for the immediate future. During this period of re-evaluation we will attempt to focus the Portfolio on holdings that have limited exposure to the events in Asia and on those companies that dominate niche markets.

      Sincerely,

      Your Portfolio Management Team


      /s/ Gerald J. Moran                /s/ Sewall F. Hodges

      Gerald J. Moran                    Sewall F. Hodges
      Lead Portfolio Manager

                           GLOBAL DISCOVERY PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1997

--------------------
      CLASS A
--------------------
-----------------------------------------
Global Discovery Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $11,238     12.38%   12.38%

 Life of
 Fund*      $11,857     18.57%   10.75%
-----------------------------------------


-----------------------------------------
Salomon Brothers World Equity EMI Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $10,839      8.39%    8.39%

 Life of
 Fund*      $11,052     10.52%    6.17%
-----------------------------------------

* The Fund commenced operations on May 1, 1996. On May 2, 1997, existing shares were designated as Class A shares.


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

    Salomon Brothers World Equity EMI Index+   Global Discovery Portfolio
    ----------------------------------------   --------------------------
                 5/96*     10,000                   5/96*     10,000
                 6/96       9,946                   6/96       9,967
                 9/96       9,945                   9/96      10,180
                12/96      10,197                  12/96      10,343
                 3/97       9,895                   3/97      10,015
                 6/97      11,010                   6/97      11,377
                 9/97      11,701                   9/97      12,002
                12/97      11,052                  12/97      11,624

--------------------
      CLASS B
--------------------
-----------------------------------------
Global Discovery Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 Life of
 Fund**     $11,403     14.03%      --
-----------------------------------------


-----------------------------------------
Salomon Brothers World Equity EMI Index
-----------------------------------------
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 Life of
 Fund**     $11,196     11.96%      --
-----------------------------------------

** The Fund commenced selling Class B shares on May 2, 1997.


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

    Salomon Brothers World Equity EMI Index+   Global Discovery Portfolio
    ----------------------------------------   --------------------------
               5/2/97*     10,000                 5/2/97*     10,000
                 5/97      10,797                   5/97      10,694
                 6/97      11,153                   6/97      11,177
                 7/97      11,469                   7/97      11,387
                 8/97      11,342                   8/97      11,258
                 9/97      11,853                   9/97      11,790
                10/97      11,368                  10/97      11,258
                11/97      11,177                  11/97      11,113
                12/97      11,196                  12/97      11,403

+ The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Fund Returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Global Discovery Portfolio.

                           GLOBAL DISCOVERY PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-------------------------
     DIVERSIFICATION
-------------------------

A chart in the form of a pie chart appears here, illustrating the exact data points in the following table.

By Region

(Excluding 10% Cash Equivalents)
--------------------------------
U.S. & Canada                48%
Europe                       45%
Japan                         5%
Latin America                 2%
                            ----
                            100%
                            ====
--------------------------------

                   The Portfolio's high U.S. weighting limited
                      its exposure to the volatility of the
                            Southeast Asian markets.

A chart in the form of a pie chart appears here, illustrating the exact data points in the following table.

By Sector

(Equity Holdings)
-------------------------------
Service Industries          17%
Financial                   16%
Technology                  16%
Health                      10%
Consumer Staples             8%
Consumer Discretionary       7%
Communications               6%
Energy                       5%
Media                        5%
Other                        2%
                           ----
                           100%
                           ====
--------------------------------

--------------------------------------------------
TEN LARGEST EQUITY HOLDINGS   (29% of Portfolio)
--------------------------------------------------

1. Network Appliance, Inc. Designer and manufacturer of network data storage devices in the United States

2.  Bank of Ireland PLC Bank in Ireland

3. Sterling Commerce, Inc. Producer of electronic data interchange products and services in the United States

4. Billing Concepts Billing and information management services in the United States

5.  Serco Group PLC Facilities management company in the United Kingdom

6. Millicom International Cellular S.A. Developer and operator of cellular telephone networks in Luxembourg

7. Shohkoh Fund & Co., Ltd. Finance company for small and medium-sized firms in Japan

8. Sola International, Inc. Manufacturer of plastic eyeglass lenses in the United States

9.  Richter Gedeon Rt Pharmaceutical company in Hungary

10. Provident Financial PLC Personal finance group in the United Kingdom

                             INTERNATIONAL PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      While international equity markets experienced increased volatility during the latter half of 1997, the Portfolio's performance over the year benefited primarily from generally favorable conditions in Europe. For the 12 months ended December 31, 1997, the International Portfolio - Class A returned 9.07%, exceeding the 2.26% performance of the unmanaged MSCI Europe, Australia, Far East and Canada Index for the same period. Among its peers, the Portfolio ranked in the top third (27th) of 81 funds in the Variable Life International category as tracked by Lipper Analytical Services.

In the second half of 1997,
weightings in global
companies vulnerable
to the difficulties in the
emerging markets were
reduced.

      The Portfolio was heavily weighted in Europe, where the investment climate has been benefiting from ongoing economic deregulation, industry consolidation, and corporate restructuring. During the 12 months, the best performing European markets were the smaller ones, such as Italy, Spain, and Finland. We have been focusing on companies which are restructuring and increasingly oriented toward building value for shareholders, such as Elf Aquitaine in France or Bayerische Vereinsbank in Germany. Because governments can no longer afford to coddle inefficient businesses, many European companies are making the necessary changes to compete globally. It is on these companies that we have been focusing our investment efforts, as we believe these companies are most likely to succeed in the wake of European Monetary Union ("EMU"), however it evolves.

      The Portfolio remained underweighted in Japan, where the long-awaited economic rebound is still in question. Further complicating matters, Japan has deep economic ties to Southeast Asia. Japan has, however, begun to show signs of reforming its own economy, and we have been selectively increasing exposure to holdings that we believe will benefit from corporate restructurings, which will be required to meet the challenges of a more deregulated environment.

      We are maintaining a cautious stance toward most emerging markets. Nearly all were impacted severely during the second half of 1997, as the spate of Southeast Asian currency devaluations had a ripple effect on worldwide investor sentiment. Structural difficulties in Asia remain, and there is a high likelihood that a period of difficult economic retrenchment is in store for the region before growth reaccelerates. Valuations in Latin America are not compelling on a risk-adjusted basis, leading us to maintain a modest exposure to that less-established investment venue.

      Sincerely,

      Your Portfolio Management Team


      /s/ Irene T. Cheng                /s/ Carol L. Franklin

      Irene T. Cheng                    Carol L. Franklin
      Lead Portfolio Manager


      /s/ Nicholas Bratt               /s/ Joan R. Gregory

      Nicholas Bratt                    Joan R. Gregory


     /s/ Marc Joseph                    /s/ Sheridan Reilly

     Marc Joseph                        Sheridan Reilly

                             INTERNATIONAL PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1997

------------------
CLASS A
------------------

------------------------------------------
International Portfolio
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------
 1 Year     $10,907         9.07%    9.07%
 5 Year     $19,008        90.08%   13.71%
10 Year     $30,494       204.94%   11.79%
------------------------------------------

------------------------------------------
MSCI EAFE & Canada Index
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------
 1 Year     $10,226         2.26%    2.26%
 5 Year     $17,249        72.49%   11.51%
10 Year     $18,542        85.42%    6.36%
------------------------------------------

* On May 8, 1997, existing shares were designated as Class A shares.

                    -----------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                    -----------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

             MSCI EAFE & Canada Index+         International Portfolio
             -------------------------         -----------------------
             '87             10,000            '87              10,000
             '88             12,785            '88              11,673
             '89             14,191            '89              16,084
             '90             10,921            '90              14,853
             '91             12,240            '91              16,553
             '92             10,749            '92              16,043
             '93             14,182            '93              22,110
             '94             15,224            '94              21,922
             '95             16,968            '95              24,359
             '96             18,132            '96              27,960
             '97             18,542            '97              30,494

                        Yearly periods ended December 31

------------------
CLASS B
------------------

------------------------------------------
International Portfolio
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------

Life of
Fund**      $10,233         2.33%      --
------------------------------------------

------------------------------------------
MSCI EAFE & Canada Index
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------
Life of
Fund**   $ 9,686          -3.14%     --
------------------------------------------

** The Fund commenced selling Class B shares on May 8, 1997. Index comparisons began on May 31, 1997.

GROWTH OF A $10,000 INVESTMENT

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

             MSCI EAFE & Canada Index+         International Portfolio
             -------------------------         -----------------------
               5/97**          10,000           5/97**        10,000
               6/97            10,534           6/97          10,513
               7/97            10,728           7/97          10,919
               8/97             9,937           8/97           9,979
               9/97            10,495           9/97          10,649
              10/97             9,703          10/97           9,914
              11/97             9,595          11/97           9,950
              12/97             9,686          12/97          10,036

+ The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

    All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.

                             INTERNATIONAL PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-------------------------
DIVERSIFICATION
-------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the following table.

By Region
(Excluding 3% Cash Equivalents)
-------------------------------
Europe                      74%
Japan                       16%
Pacific Basin                6%
Latin America                2%
U.S. & Canada                2%
                           ----
                           100%
                           ====
-------------------------------

               The Portfolio's significant emphasis in Europe and
                underweighting in Japan and the emerging markets limited its exposure to weak performance in Asia.

By Sector
(Equity Holdings)
-------------------------------
Financial                   26%
Manufacturing               20%
Health                       8%
Durables                     7%
Communications               5%
Energy                       5%
Utilities                    5%
Technology                   4%
Service Industries           4%
Other                       16%
                           ----
                           100%
                           ====
-------------------------------

------------------------------------------------
TEN LARGEST EQUITY HOLDINGS   (18% of Portfolio)
------------------------------------------------

1.  Novartis AG Pharmaceutical company in Switzerland

2.  Bayerische Vereinsbank AG Commercial bank in Germany

3.  Skandia Foersaekrings AB Financial conglomerate in Sweden

4.  Commerzbank AG Worldwide multi-service bank in Germany

5.  Telecom Italia Mobile SPA Cellular telecommunication services in Italy

6.  Portugal Telecom SA Telecommunication services

7. SmithKline Beecham PLC Manufacturer of drugs and healthcare products in the United Kingdom

8. Credit Suisse Group Provider of bank services, management services and life insurance in Switzerland

9.  Muenchener Rueckversicherungs-Gesellschaft AG Insurance company in Germany

10. Societe Nationale Elf Aquitaine Pertroleum company in France

                             MONEY MARKET PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                          % of     Principal
                       Portfolio   Amount ($)                                                            Value ($)
------------------------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------
                           7.3%             REPURCHASE AGREEMENT
                                 ---------------------------------------------------------------------------------
                                  7,412,000    Repurchase Agreement with Donaldson, Lufkin &
                                                Jenrette dated 12/31/97 at 6.5% to be repurchased at
                                                $7,414,677 on 1/2/98, collateralized by a $7,163,000
                                                U.S. Treasury Note, 6.5%, 8/31/01 (Cost $7,412,000)..
7,412,000
                                                                                                       -----------
                                 ---------------------------------------------------------------------------------
                         75.0%              COMMERCIAL PAPER
                                 ---------------------------------------------------------------------------------
Communications            9.8%

      Telephone/
      Communications              5,000,000    Ameritech Capital Funding Corp., 5.57%, 1/27/98* .....
  4,979,886
                                  5,000,000    Bell South Telecommunications Corp., 5.63%, 1/27/98* .
4,979,669
                                                                                                       -----------
                                                                                                         9,959,555
                                                                                                       -----------
Financial                65.2%

      Banks               3.3%    3,400,000    Chase Manhattan Bank, 5.51%, 2/24/98* ................
3,371,899
                                                                                                       -----------
      Business Finance    6.9%
                                  4,000,000    New Center Asset Trust, 5.52%, 1/30/98* ..............
3,982,213
                                  3,000,000    Prudential Funding Corp., 5.53%, 1/15/98* ............
2,993,548
                                                                                                       -----------
                                                                                                         6,975,761
                                                                                                       -----------
      Consumer Finance   26.9%
                                  5,000,000    A.I. Credit Corp., 5.98%, 1/6/98* ....................    4,995,847
                                  4,500,000    American Express Credit Corp., 5.85%, 1/16/98* .......
4,489,031
                                  4,000,000    Ford Motor Credit Co., 5.70%, 1/6/98* ................
3,996,922
                                  4,000,000    Ford Motor Credit Co., 5.65%, 3/10/98* ...............
3,958,596
                                  5,000,000    General Electric Capital Corp. 5.68%, 3/5/98* ........
4,950,300
                                  5,000,000    Household Finance Corp., 5.63%, 2/24/98* .............
4,957,778
                                                                                                       -----------
                                                                                                        27,348,474
                                                                                                       -----------
      Other Financial
      Companies          28.1%
                                  4,000,000    Associates Corp. of North America, 5.57%, 1/5/98* ....
3,997,524
                                  4,000,000    Ciesco L.P. 5.57%, 1/27/98* ..........................    3,983,909
                                  4,000,000    CSW Credit Corp., 5.90%, 1/23/98* ....................
3,985,578
                                    500,000    CSW Credit Corp., 5.70%, 2/24/98* ....................      495,725
                                  4,000,000    Dresdner US Finance, 5.54%, 2/18/98* .................
3,970,453
                                  4,000,000    JP Morgan, 5.80%, 1/8/98* ............................    3,995,489
                                  3,000,000    John Deere Capital Corp., 5.52%, 2/11/98* ............
2,981,140
                                  5,000,000    Matterhorn Capital Corp., 5.73%, 1/15/98* ............
4,988,858
                                                                                                       -----------
                                                                                                        28,398,676
                                                                                                       -----------
                                               Total Commercial Paper (Cost $76,054,365) ............   76,054,365
                                                                                                       -----------
                                 ---------------------------------------------------------------------------------
                        17.7%              SHORT-TERM NOTES
                                 ---------------------------------------------------------------------------------
Financial

      Banks              13.8%    3,000,000    Bank One, Columbus, N.A., Floating Rate Note,
                                                5.51%, 6/10/98** ....................................    2,999,363
                                  4,000,000    Bank of America NT&SA, 5.87%, 1/05/98 ................
4,000,000


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

                          % of     Principal                                                             Value ($)
                       Portfolio   Amount ($)                                                             (Note A)
------------------------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------
                                  4,000,000    Canadian Imperial Bank, 5.685%, 3/2/98 ...............
3,999,001
                                  3,000,000    Huntington National Bank, 5.8%, 9/22/98 ..............
2,998,363
                                                                                                       -----------
                                                                                                        13,996,727
                                                                                                       -----------

      Consumer Finance    3.9%    4,000,000    Abbey National North America, 5.65%, 4/15/98
 .........    3,999,448
                                                                                                       -----------
                                               Total Short Term Notes (Cost $17,996,175) ............   17,996,175
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
                                  Total Investment Portfolio -- 100.0% (Cost $101,462,540) (a) ......
101,462,540
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------

(a)  Cost for federal income tax purposes is $101,462,540.

*    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------------------
Assets
Investments securities (cost $101,462,540) ........................             $101,462,540
Cash ..............................................................                      175
Receivables:
   Interest .......................................................                  440,287
   Portfolio shares sold ..........................................                1,963,554
Other assets ......................................................                   35,159
                                                                                ------------
      Total assets ................................................              103,901,715

Liabilities
Payable for Portfolio shares redeemed ............................. $  1,245,841
Accrued management fee ............................................       32,495
Other payables and accrued expenses ...............................       47,002
                                                                    ------------
   Total liabilities ..............................................                1,325,338
                                                                                ------------
Net assets, at value ..............................................             $102,576,377
                                                                                ============
Net Assets
Net assets consist of:
   Accumulated net realized loss ..................................                   (4,318)
   Paid-in capital ................................................              102,580,695
                                                                                ------------
Net assets, at value ..............................................             $102,576,377
                                                                                ============
Net asset value, offering and redemption price per share
   ($102,576,377 / 102,576,377 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)..                    $1.00
                                                                                       =====


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
-------------------------------------------------------------------------------------------
Investment income
   Interest .......................................................             $ 5,830,510

   Expenses:
      Management fee .............................................. $  384,554
      Custodian and accounting fees ...............................     47,313
      Trustees' fees and expenses .................................     17,024
      Reports to shareholders .....................................      2,699
      Legal .......................................................      7,320
      Auditing ....................................................      6,488
      Other .......................................................     13,828      479,226
                                                                    ----------  -----------
   Net investment income ..........................................               5,351,284
                                                                                -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized loss from investments .............................                  (1,835)
                                                                                -----------
Net increase in net assets resulting from operations ..............             $ 5,349,449
                                                                                ===========


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Years Ended December 31,
                                                                     -----------------------------
Increase (Decrease) in Net Assets                                          1997            1996
--------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................  $   5,351,284   $   4,385,955
Net realized gain (loss) from investment transactions .............         (1,835)           (917)
                                                                     -------------   -------------
Net increase in net assets resulting from operations ..............      5,349,449       4,385,038
                                                                     -------------   -------------
Distributions to shareholders from net investment income ..........     (5,351,284)     (4,385,955)
                                                                     -------------   -------------
Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold ......................................    258,430,588     201,403,309
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ...............................      5,348,533       4,385,955
   Cost of shares redeemed ........................................   (258,986,535)   (187,750,612)
                                                                     -------------   -------------
   Net increase (decrease) in net assets from Portfolio share
      transactions ................................................      4,792,586      18,038,652
                                                                     -------------   -------------
Increase (decrease) in net assets .................................      4,790,751      18,037,735
Net assets at beginning of period .................................     97,785,626      79,747,891
                                                                     -------------   -------------
Net assets at end of period .......................................  $ 102,576,377   $  97,785,626
                                                                     =============   =============


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended December 31,

---------------------------------------------------------------------------------------------------
                                  1997       1996      1995      1994      1993      1992      1991      1990
1989      1988

---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......  $  1.000   $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $
1.000  $  1.000  $  1.000
                              --------   --------  --------  --------  --------  --------  --------  --------  --------
--------
Income from investment
  operations:
Net investment income ......      .051       .050      .055      .037      .025      .033      .057      .076
 .088      .068
Less distributions from
  net investment income ....     (.051)     (.050)    (.055)    (.037)    (.025)    (.033)    (.057)
(.076)    (.088)    (.068)
                              --------   --------  --------  --------  --------  --------  --------  --------  --------
--------
Net asset value, end of
  period ...................  $  1.000   $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
$  1.000  $  1.000
                              ========   ========  ========  ========  ========  ========
========  ========  ========  ========
Total Return (%) ...........      5.25       5.09      5.65      3.72      2.54      3.33      5.81      7.83
8.84      7.08
Ratios and
Supplemental Data
Net assets, end of period
  ($ millions) .............       103         98        80        90        49        34        28        32        15
11
Ratio of operating expenses,
  net to average daily net
  assets (%) ...............       .46        .46       .50       .56       .66       .64       .67       .69       .72
 .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ...............       .46        .46       .50       .56       .66       .64       .67       .69       .81
1.04
Ratio of net investment
  income to average daily
  net assets (%) ...........      5.15       4.98      5.51      3.80      2.55      3.26      5.67      7.57
8.53      6.99

                                 BOND PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997


                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                9.8%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                        7,892,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette

                                                      dated 12/31/97 at 6.5% to be repurchased at $7,894,850
                                                      on 1/2/98 collateralized by a $7,413,000 U.S. Treasury
                                                      Note, 6.88%, 5/15/06 (Cost $7,892,000) .................
7,892,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                8.7%             SHORT TERM INVESTMENTS
                                      ------------------------------------------------------------------------------------
                                        7,000,000   Federal Home Loan Mortgage Corp. Discount
                                                      Note, 1/2/98 (Cost $6,999,076) .........................   6,999,076
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               16.0%             U. S. GOVERNMENT & AGENCIES
                                      ------------------------------------------------------------------------------------
                                        2,000,000   U.S. Treasury Bond, 6.25%, 8/15/23 .......................
2,060,000
                                        1,000,000   U.S. Treasury Note, 6.125%, 7/31/00 ......................
1,010,310
                                        3,000,000   U.S. Treasury Note, 5.625%, 11/30/00 .....................
2,994,360
                                        5,000,000   U.S. Treasury Note, 6.25%, 1/31/02 .......................
5,089,050
                                          500,000   U.S. Treasury Note, 6.25%, 2/15/07 .......................
515,935
                                        4,000,000   U.S. Treasury STRIP, Principal Only, 11/15/98 ............
1,140,400
                                                                                                               -----------
                                                    Total U.S. Government & Agencies
                                                      (Cost $12,634,950) .....................................  12,810,055
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                4.7%             GOV'T NATIONAL MORTGAGE ASSOCIATION
                                      ------------------------------------------------------------------------------------
                                        1,115,540   Government National Mortgage Association Pass-thru
                                                      10%, 8/15/20 (a) .......................................   1,242,678
                                        2,461,871   Government National Mortgage Association Pass-thru
                                                      7.5%, 7/15/26 (a) ......................................   2,522,630
                                                                                                               -----------
                                                    Total Gov't National Mortgage Association
                                                      (Cost $3,714,016) ......................................   3,765,308
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               13.0%             U. S. GOVERNMENT AGENCY PASS-THRUS
                                      ------------------------------------------------------------------------------------
                                          527,129   Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) .........
  540,212
                                        1,778,235   Federal Home Loan Mortgage Corp., 7.78%, 9/1/24 (a)
 ......   1,858,807
                                        1,367,417   Federal National Mortgage Association, 8%, 12/1/09 (a) ...
1,407,140
                                        6,550,865   Federal National Mortgage Association, 7%, with various
                                                      maturities to 7/1/26 (a) ...............................   6,612,247
                                                                                                               -----------
                                                    Total U.S. Government Agency Pass-thrus
                                                      (Cost $10,141,231) .....................................  10,418,406
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                7.3%             FOREIGN BONDS - U. S. $ DENOMINATED
                                      ------------------------------------------------------------------------------------
                                        1,625,000   Fage Dairy Industry SA, 9%, 2/1/07 .......................
1,580,313
                                        1,000,000   Hutchison Whampoa, Ltd., 7.5%, 8/1/27 ....................
957,030
                                          200,000   ITT Publimedia BV, 9.375%, 8/15/07 .......................
210,000
                                          750,000   Rogers Cantel Inc., 8.8%, 10/1/07 ........................
746,250
                                          500,000   Petroleos Mexicanos S.A., 8.85%, 8/15/07 .................
493,750
                                        1,000,000   Korea Development Bank, 9.6%, 12/1/00 ....................
893,430
                                        1,000,000   Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 ........
 1,019,930
                                                                                                               -----------
                                                    Total Foreign Bonds - U.S.$ Denominated
                                                      (Cost $6,152,737) ......................................   5,900,703
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                2.9%             ASSET BACKED
                                      ------------------------------------------------------------------------------------
      Automobile Receivables    1.3%    1,000,000   Premier Auto Trust Asset Backed Certificate,
Series
                                                      1996-3 A4, 6.75%, 11/6/00 ..............................   1,010,620
                                                                                                               -----------
      Home Equity Loans         0.8%      443,497   Contimortgage Home Equity Loan Trust, Series
1996-1 A2,
                                                      5.58%, 1/15/11 .........................................     442,109
                                          200,267   United Companies Financial Corp., Home Equity Loan
                                                      Series 1993-B1, 6.075%, 7/25/14 ........................     197,889
                                                                                                               -----------
                                                                                                                   639,998
                                                                                                               -----------
      Manufactured Housing
      Receivables               0.8%      650,000   Green Tree Financial Corp. Series 1997-1 B2,
7.76%,
                                                      3/15/28 ................................................     657,008
                                                                                                               -----------
                                                    Total Asset Backed (Cost $2,284,082) .....................
2,307,626
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               37.6%             CORPORATE BONDS
                                      ------------------------------------------------------------------------------------
      Consumer Staples          2.0%    1,000,000   J. Seagram & Sons Inc., 9%, 8/15/21
 ......................   1,219,100
                                          400,000   Polymer Group, Inc., 9%, 7/1/07 ..........................
400,000
                                                                                                               -----------
                                                                                                                 1,619,100
                                                                                                               -----------
      Financial                17.5%    2,000,000   Associates Corp. of North America, 6.625%, 5/15/01
 .......   2,024,436
                                        1,000,000   BankAmerica Corp., 7.125%, 5/1/06 ........................
1,039,970
                                        1,000,000   First Industrial LP, 7.6%, 5/15/07 .......................
1,044,500
                                        1,750,000   First Union Institutional Capital II, 7.85%, 1/1/27 ......
1,810,113
                                        1,500,000   Highwoods/Forsyth L.P., 7%, 12/1/06 ......................
1,510,350
                                          750,000   People's Heritage Bank, 9.06%, 2/1/27 ....................
827,813
                                          500,000   Security Capital Industrial Trust, 7.81%, 2/1/15 .........
522,700
                                          750,000   Spieker Properties, Inc., 7.875%, 12/1/16 ................
806,033
                                          200,000   Spieker Properties, Inc., 7.5%, 10/1/27 ..................
202,450
                                        1,000,000   Susa Partnership L.P., 7.125%, 11/1/03 ...................
1,018,060
                                        1,000,000   Susa Partnership L.P., 8.2%, 06/01/17 ....................
1,089,210
                                          500,000   Taubman Realty Group LP Medium Term Note, 8%,
                                                      7/30/01 ................................................     522,550
                                        1,500,000   US West Capital Funding Inc., 7.9%, 2/1/27 ...............
1,641,510
                                                                                                               -----------
                                                                                                                14,059,695
                                                                                                               -----------
      Media                     4.5%      250,000   Lamar Advertising Co., 8.625%, 9/15/07 ...................
  255,938
                                        1,000,000   Outdoor Systems, Inc., 8.875%, 6/15/07 ...................
1,045,000
                                        1,000,000   Tele-Communications, Inc., 8.65%, 9/15/04 ................
1,095,550
                                        1,000,000   Time Warner Inc., 9.125%, 1/15/13 ........................
1,190,770
                                                                                                               -----------
                                                                                                                 3,587,258
                                                                                                               -----------
      Service Industries        1.3%      500,000   SC International Services, Inc., 9.25%, 9/1/07
 ...........     515,000
                                          500,000   ServiceMaster L.P., 7.45%, 8/15/27 .......................
519,565
                                                                                                               -----------
                                                                                                                 1,034,565
                                                                                                               -----------
      Durables                  1.5%    1,000,000   Lockheed Corp., 9%, 1/15/22 ..............................
1,241,070
                                                                                                               -----------
      Manufacturing             1.0%      500,000   Argo-Tech Corp., 8.625%, 10/1/07
 .........................     500,000
                                          300,000   GFSI Inc., 9.625%, 3/1/07 ................................     309,000
                                                                                                               -----------
                                                                                                                   809,000
                                                                                                               -----------
      Technology                3.4%      500,000   Amphenol Corp., 9.875%, 5/15/07 ..........................
   525,000
                                        1,000,000   International Business Machines Corp., 7%, 10/30/45 ......
1,024,310


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                        1,000,000   Loral Corp., 8.375%, 6/15/24 .............................
1,174,560
                                                                                                               -----------
                                                                                                                 2,723,870
                                                                                                               -----------
      Energy                    2.6%      750,000   Barrett Resources Corp., 7.55%, 2/1/07 ...................
 775,973
                                        1,000,000   Chesapeake Energy Corp., 8.5%, 3/15/12 ...................
997,500
                                          300,000   Dawson Production Services, Inc., 9.375%, 2/1/07 .........
316,125
                                                                                                               -----------
                                                                                                                 2,089,598
                                                                                                               -----------
      Construction              0.6%      500,000   Nortek, Inc., 9.125%, 9/1/07 .............................
507,500
                                                                                                               -----------
      Transportation            2.5%      700,000   Allied Holdings Inc., 8.625%, 10/1/07 ....................
   710,500
                                          675,000   Atlantic Express, Inc., 10.75%, 2/1/04 ...................
717,188
                                          500,000   Newport News Shipbuilding Co., 8.625%, 12/1/06 ...........
 526,250
                                                                                                               -----------
                                                                                                                 1,953,938
                                                                                                               -----------
      Utilities                 0.7%      500,000   Houston Light & Power Capital Corp., 8.257%, 2/1/37
 ......     525,860
                                                                                                               -----------
                                                    Total Corporate Bonds (Cost $28,176,416) .................
30,151,454
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                      (Cost $77,994,508) (b) .................................  80,244,628
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

(a)  Effective maturities will be shorter due to prepayments.

(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $77,994,508 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of market value
     over tax cost .............................................    $  2,568,310

     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over market value .......................................         318,190
                                                                    ------------
     Net unrealized appreciation ...............................    $  2,250,120
                                                                    ============
--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments and U.S. Government and Government Agency securities), for the year ended December 31, 1997, aggregated $23,601,711 and $16,205,618, respectively. Purchases and sales of U.S. Government and Government Agency securities for the year ended December 31, 1997, aggregated $13,261,511 and $15,908,907, respectively.

--------------------------------------------------------------------------------

      The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $231,817,897.


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
---------------------------------------------------------------------------------------------
Assets
Investments, at market (cost $77,994,508) ..........................             $ 80,244,628
Cash ...............................................................                    1,354
Receivables:
   Investments sold ................................................                   46,086
   Interest ........................................................                1,144,288
   Portfolio shares sold ...........................................                   10,902
Other assets .......................................................                    1,118
                                                                                 ------------
      Total assets .................................................               81,448,376
Liabilities
Payables:
   Accrued management fee ..........................................   $   31,170
   Other payables and accrued expenses .............................       30,174
                                                                       ----------
      Total liabilities ............................................                   61,344
                                                                                 ------------
Net assets, at market value ........................................             $ 81,387,032
                                                                                 ============
Net Assets
Net assets consist of:
   Undistributed net investment income .............................                1,252,060
   Net unrealized appreciation (depreciation) on investments .......                2,250,120
   Accumulated net realized gain (loss) ............................                  145,455
   Paid-in capital .................................................               77,739,397
                                                                                 ------------
Net assets, at market value ........................................             $ 81,387,032
                                                                                 ============
Net asset value, offering and redemption price per share
   ($81,387,032 / 11,852,430 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)...                    $6.87
                                                                                        =====


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
Investment income
   Interest ........................................................             $ 4,859,346
   Expenses:
      Management fee ...............................................  $ 321,323
      Custodian fees ...............................................     17,460
      Accounting fees ..............................................     38,269
      Reports to shareholders ......................................      2,066
      Trustees' fees  and expenses .................................     17,168
      Auditing .....................................................      4,300
      Legal ........................................................      3,181
      Other ........................................................     13,999      417,766
                                                                      ---------  -----------
   Net investment income ...........................................               4,441,580
                                                                                 -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ..................................................    215,300
      Futures ......................................................    (21,111)     194,189
                                                                      ---------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ..................................................               1,334,379
                                                                                 -----------
   Net gain (loss) on investment transactions ......................               1,528,568
                                                                                 -----------
Net increase (decrease) in net assets resulting from operations ....             $ 5,970,148
                                                                                 ===========


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Years Ended December 31,
                                                                     ---------------------------
Increase (Decrease) in Net Assets                                         1997           1996
------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..........................................  $  4,441,580   $  3,806,734
   Net realized gain (loss) from investment transactions ..........       194,189        598,986
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ..............................     1,334,379     (2,514,348)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from operations ...     5,970,148      1,891,372
                                                                     ------------   ------------
Distributions to shareholders from:
   Net investment income ..........................................    (4,208,036)    (5,405,378)
                                                                     ------------   ------------
   Net realized gains from investment transactions ................      (189,814)            --
                                                                     ------------   ------------
Portfolio share transactions:
   Proceeds from shares sold ......................................    27,517,062     27,555,910
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ...............................     4,397,850      5,405,378
   Cost of shares redeemed ........................................   (17,869,599)   (36,192,318)
                                                                     ------------   ------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...................................................    14,045,313     (3,231,030)
                                                                     ------------   ------------
Increase (decrease) in net assets .................................    15,617,611     (6,745,036)
Net assets at beginning of period .................................    65,769,421     72,514,457
                                                                     ------------   ------------
Net assets at end of period (including undistributed net investment
   income of $1,252,060 and $1,075,196, respectively) .............  $ 81,387,032   $ 65,769,421
                                                                     ============   ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .........................     9,775,320     10,126,562
                                                                     ------------   ------------
   Shares sold ....................................................     4,073,136      4,122,227
   Shares issued to shareholders in reinvestment of distributions .       661,744        806,843
   Shares redeemed ................................................    (2,657,770)    (5,280,312)
                                                                     ------------   ------------
   Net increase (decrease) in Portfolio shares ....................     2,077,110       (351,242)
                                                                     ------------   ------------
Shares outstanding at end of period ...............................    11,852,430      9,775,320
                                                                     ============   ============


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                 Years Ended December 31,

----------------------------------------------------------------------------------------------
                                1997     1996     1995      1994      1993      1992      1991      1990     1989
 1988

----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ....... $  6.73  $  7.16  $  6.48   $  7.42   $  7.19   $  7.37   $  6.73   $  6.72  $
6.39   $  6.47
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Income from investment
  operations:
  Net investment income .....     .44      .41      .44       .43       .48       .49       .52       .53      .54
 .54
  Net realized and
   unrealized gain (loss) on
   investment transactions...     .15     (.22)     .69      (.77)      .38      (.02)      .61      (.02)     .18
(.19)
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Total from investment
  operations ................     .59      .19     1.13      (.34)      .86       .47      1.13       .51      .72
 .35
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Less distributions from:
  Net investment income .....    (.43)    (.62)    (.45)     (.43)     (.48)     (.46)     (.47)     (.50)
(.39)     (.43)
  Net realized gains on
   investment transactions...    (.02)      --       --      (.17)     (.15)     (.19)     (.02)       --       --
--
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Total distributions .........    (.45)    (.62)    (.45)     (.60)     (.63)     (.65)     (.49)     (.50)    (.39)
(.43)
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Net asset value,
end of period ............... $  6.87  $  6.73  $  7.16   $  6.48   $  7.42   $  7.19   $  7.37   $  6.73  $
6.72   $  6.39
                              =======  =======  =======   =======   =======   =======
=======   =======  =======   =======
Total Return (%) ............    9.10     2.82    18.17     (4.79)    12.38      7.01     17.61      8.06
11.65      5.46
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .......      81       66       73       142       129       113        74        42       22
3
Ratio of operating expenses,
  net to average daily net
  assets (%) ................     .62      .61      .56       .58       .61       .63       .69       .73      .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ................     .62      .61      .56       .58       .61       .63       .69       .73      .84      1.40
Ratio of net investment
  income to average
  daily net assets (%) ......    6.55     6.20     6.29      6.43      6.59      6.89      7.51      8.05     8.04
   7.86
Portfolio turnover rate (%)..   56.07    85.11   177.21     96.55    125.15     87.00    115.86
71.02   103.41    245.23

(a)  Based on monthly average shares outstanding during the period.

                               BALANCED PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                7.3%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                        8,648,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at $8,651,123
                                                      on 1/2/98, collateralized by a $5,417,000 U.S. Treasury
                                                      Bond, 13.25%, 5/15/14 (Cost $8,648,000) ...............
8,648,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               11.7%             U.S. GOVERNMENT & AGENCIES
                                      ------------------------------------------------------------------------------------
                                        1,200,000   U.S. Treasury Bond, 7.25%, 5/15/16 ......................
1,366,872
                                        1,300,000   U.S. Treasury Bond, 6.25%, 8/15/23 ......................
1,339,000
                                        1,000,000   U.S. Treasury Note, 5.25%, 7/31/98 ......................
998,280
                                        2,000,000   U.S. Treasury Note, 5.75%, 12/31/98 .....................
2,002,820
                                        3,000,000   U.S. Treasury Note, 5.625%, 12/31/99 ....................
2,998,590
                                          500,000   U.S. Treasury Note, 6.125%, 7/31/00 .....................
505,155
                                        1,150,000   U.S. Treasury Note, 5.625%, 11/30/00 ....................
1,147,838
                                        1,000,000   U.S. Treasury Note, 6.25%, 1/31/02 ......................
1,017,810
                                        2,000,000   U.S. Treasury Note, 5.625%, 2/15/06 .....................
1,977,500
                                        1,500,000   U.S. Treasury STRIP, Principal only, 11/15/18 ...........
427,650
                                                                                                               -----------
                                                    Total U.S. Government & Agencies (Cost $13,559,104) .....
13,781,515
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               2.0%              GOVERNMENT NATIONAL MORTGAGE ASSOC.
                                      ------------------------------------------------------------------------------------
                                          413,339   Government National Mortgage Association Pass-thru,
                                                      10%, 8/15/20 (a) ......................................      460,447
                                          523,852   Government National Mortgage Association Pass-thru,
                                                      8.75%, 12/15/24 (a) ...................................      547,588
                                        1,270,400   Government National Mortgage Association Pass-thru,

                                                      8.5% with various maturities to 9/15/26 (a) ...........
1,334,969
                                                                                                               -----------
                                                    Total Government National Mortgage Assoc.
                                                      (Cost $2,245,125) .....................................    2,343,004
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               6.7%              U. S. GOVERNMENT AGENCY PASS-THRUS
                                      ------------------------------------------------------------------------------------
                                          878,548   Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ........
  900,353
                                        2,426,276   Federal National Mortgage Association, 6.5% with various
                                                      maturities to 2/1/26 (a) ..............................    2,405,046
                                        4,468,968   Federal National Mortgage Association, 7% with various
                                                      maturities to 9/1/26 (a) ..............................    4,510,842
                                                                                                               -----------
                                                    Total U.S. Government Agency Pass-thrus
                                                      (Cost $7,557,953) .....................................    7,816,241
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               1.8%              FOREIGN BONDS - U.S. $ DENOMINATED
                                      ------------------------------------------------------------------------------------
                                          250,000   ABN-AMRO Bank NV, 7.75%, 5/15/23 ........................
276,020
                                        1,000,000   Deutsche Bank, 7.5%, 4/25/09 ............................
1,077,080
                                          500,000   Midland Bank PLC, 6.95%, 3/15/11 ........................
506,675
                                          250,000   Seagram Co., Ltd., 6.875%, 9/1/23 .......................
246,678
                                                                                                               -----------
                                                    Total Foreign Bonds - U.S. $ Denominated Total
                                                      (Cost $1,942,394) .....................................    2,106,453
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                1.4%                ASSET BACKED
                                      ------------------------------------------------------------------------------------
Automobile Receivables          0.5%
                                           44,001   Premier Auto Trust Asset Backed Certificate,
                                                     Series 1994-3, 6.8%, 12/2/99 ...........................       44,042
                                          500,000   Premier Auto Trust Asset Backed Certificate,
                                                     Series 1996-3, 6.5%, 3/6/00 ............................      501,405
                                                                                                               -----------
                                                                                                                   545,447
                                                                                                               -----------
Credit Card Receivables         0.7%
                                          850,000   Sears Credit Account Master Trust, Series 1995-A4,

                                                     6.25%, 1/15/03 .........................................      850,791
                                                                                                               -----------
Home Equity Loans               0.2%
                                          147,832   Contimortgage Home Equity Loan Trust, Series 1996-1 A2,

                                                     5.58%, 1/15/11 .........................................      147,370
                                           50,067   United Companies Financial Corp., Home Equity Loan,

                                                     Series 1993-B1, 6.075%, 7/25/14 ........................       49,472
                                                                                                               -----------
                                                                                                                   196,842
                                                                                                               -----------
                                                    Total Asset Backed (Cost $1,588,986) ....................
1,593,080
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               10.9%                CORPORATE BONDS
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          0.2%
                                          250,000   Price/Costco Inc., 7.125%, 6/15/05 ......................
257,700
                                                                                                               -----------
Consumer Staples                0.2%
                                          270,000   J. Seagram & Sons Inc., 7%, 4/15/08 .....................
278,465
                                                                                                               -----------
Financial                       4.9%
                                          750,000   Associates Corp. of North America, 6.625%, 5/15/01 ......
 759,165
                                        1,000,000   Highwoods/Forsyth L.P., 7%, 12/1/06 .....................
1,006,900
                                          250,000   NationsBank Corp., 7.25%, 10/15/25 ......................
263,083
                                        1,000,000   Southern National Corp., 7.05%, 5/23/03 .................
1,029,630
                                          750,000   Spieker Properties, Inc., 7.875%, 12/1/16 ...............
806,033
                                          500,000   Susa Partnership L.P., 8.2%, 6/1/17 .....................
544,605
                                          800,000   US West Capital Funding Inc., 7.9%, 2/1/27 ..............
875,472
                                          500,000   Wells Fargo & Co., 6.875%, 4/1/06 .......................
510,675
                                                                                                               -----------
                                                                                                                 5,795,563
                                                                                                               -----------
Media                           1.5%
                                          500,000   TCI Communications, Inc., 8.65%, 9/15/04 ................
547,775
                                        1,000,000   Time Warner Inc., 9.125%, 1/15/13 .......................
1,190,770
                                                                                                               -----------
                                                                                                                 1,738,545
                                                                                                               -----------
Service Industries              0.9%
                                        1,000,000   ServiceMaster L.P., 7.45%, 8/15/27 ......................
1,039,130
                                                                                                               -----------
Durables                        0.7%
                                          250,000   Lockheed Corp., 9%, 1/15/22 .............................
310,268
                                          500,000   Northrop Grumman Corp., 7.875%, 3/1/26 ..................
556,345
                                                                                                               -----------
                                                                                                                   866,613
                                                                                                               -----------
Manufacturing                   0.2%
                                          250,000   Corning Inc., 8.75%, 7/15/99 ............................
259,050
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Technology                      0.5%
                                          500,000   Loral Corp., 8.375%, 6/15/24 ............................
587,280
                                                                                                               -----------
Energy                          0.7%

                                          500,000   Atlantic Richfield Co., 8.25%, 2/1/22 ...................
588,850
                                          250,000   Enron Corp., 10%, 6/1/98 ................................      253,960
                                                                                                               -----------
                                                                                                                   842,810
                                                                                                               -----------
Metals & Minerals               0.9%
                                        1,000,000   Potash Corp., 7.125%, 6/15/07 ...........................
1,022,760
                                                                                                               -----------
Utilities                       0.2%
                                          250,000   Commonwealth Edison Co., 9.05%, 10/15/99 ................
260,875
                                                                                                               -----------
                                                    Total Corporate Bonds (Cost $12,079,227) ................
12,948,791
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               58.2%                COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                        Shares
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          6.3%
      Department &
      Chain Stores              4.5%       21,600   Costco Companies Inc.* ..................................
963,900
                                           33,600   Home Depot, Inc. ........................................    1,978,200
                                           12,700   Nordstrom, Inc. .........................................      766,763
                                           39,700   Wal-Mart Stores Inc. ....................................    1,565,669
                                                                                                               -----------
                                                                                                                 5,274,532
                                                                                                               -----------

      Hotels & Casinos          0.7%       41,400   Host Marriott Corp.* ....................................
812,475
                                                                                                               -----------

      Specialty Retail          1.1%       38,500   Corporate Express, Inc.* ................................
495,688
                                           36,700   Pier 1 Imports, Inc. ....................................      830,338
                                                                                                               -----------
                                                                                                                 1,326,026
                                                                                                               -----------
Consumer Staples               12.6%

      Alcohol & Tobacco         1.6%       42,800   Philip Morris Companies Inc. ............................
1,939,375
                                                                                                               -----------

      Consumer Specialties      0.5%       18,100   Samsonite Corp.* ........................................
572,413
                                                                                                               -----------

      Food & Beverage           4.9%       36,700   Coca-Cola Co., Inc. .....................................
2,445,138
                                           30,300   H.J. Heinz Co. ..........................................    1,539,619
                                           28,400   Interstate Bakers Corp. .................................    1,061,450
                                           13,100   Suiza Foods Corp.* ......................................      780,269
                                                                                                               -----------
                                                                                                                 5,826,476
                                                                                                               -----------
      Package Goods/
      Cosmetics                 5.6%       24,500   Colgate-Palmolive Co. ...................................
1,800,750
                                           17,945   Gillette Co. ............................................    1,802,351
                                           38,000   Procter & Gamble Co. ....................................    3,032,864
                                                                                                               -----------
                                                                                                                 6,635,965
                                                                                                               -----------
Health                         12.9%
      Biotechnology             1.1%       20,200   Guidant Corp. ...........................................
1,257,450
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
      Health Industry
      Services                  1.3%       17,000   HBO & Company, Inc. .....................................
816,000
                                           25,500   Total Renal Care Holdings, Inc.* ........................
701,250
                                                                                                               -----------
                                                                                                                 1,517,250
                                                                                                               -----------
      Hospital Management       0.6%       21,100   Tenet Healthcare Corp. ..................................
 698,938
                                                                                                               -----------

      Pharmaceuticals           9.9%       14,600   Bristol-Myers Squibb Co. ................................
1,381,525
                                           30,116   Eli Lilly & Co. .........................................    2,096,827
                                           24,000   Johnson & Johnson .......................................    1,581,000
                                           14,700   Merck & Co. Inc. ........................................    1,561,875
                                           39,500   Pfizer, Inc. ............................................    2,945,219
                                           26,400   SmithKline Beecham PLC (ADR) ............................
1,357,950
                                            6,500   Warner-Lambert Co. ......................................      806,000
                                                                                                               -----------
                                                                                                                11,730,396
                                                                                                               -----------
Financial                       3.6%

      Banks                     1.2%       13,200   First Union Corp. .......................................
676,500
                                           11,900   NationsBank Corp. .......................................      723,669
                                                                                                               -----------
                                                                                                                 1,400,169
                                                                                                               -----------

      Insurance                 2.4%       18,375   American International Group, Inc. ......................
1,998,281
                                           18,300   Conseco Inc. ............................................      831,506
                                                                                                               -----------
                                                                                                                 2,829,787
                                                                                                               -----------
Media                           3.8%

      Advertising               1.8%       21,450   Interpublic Group of Companies Inc. .....................
1,068,478
                                           29,100   Outdoor Systems, Inc.* ..................................    1,116,713
                                                                                                               -----------
                                                                                                                 2,185,191
                                                                                                               -----------
      Broadcasting &
      Entertainment             2.0%       19,000   Clear Channel Communications, Inc.* .....................
  1,509,313
                                            8,000   Walt Disney Co. .........................................      792,500
                                                                                                               -----------
                                                                                                                 2,301,813
                                                                                                               -----------
Service Industries              2.2%

      Miscellaneous Consumer
       Services                 1.5%       24,100   Cendant Corporation* ....................................
828,438
                                           25,600   Service Corp. International .............................      945,600
                                                                                                               -----------
                                                                                                                 1,774,038
                                                                                                               -----------

      Printing / Publishing     0.7%       11,800   Reuters Holdings PLC "B" (ADR)
 ..........................      781,750
                                                                                                               -----------
Durables                        2.4%
      Aerospace                 0.9%       26,000   AlliedSignal Inc. .......................................
1,012,375
                                                                                                               -----------
      Telecommunications
       Equipment                1.5%       13,800   CIENA Corp.* ............................................
843,525
                                           13,700   Nokia AB Oy "A" (ADR) ...................................
959,000
                                                                                                               -----------
                                                                                                                 1,802,525
                                                                                                               -----------
Manufacturing                   4.9%
      Chemicals                 0.6%       17,700   Monsanto Co. ............................................
743,400
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
      Diversified
      Manufacturing             4.3%       50,500   General Electric Co. ....................................
3,705,438
                                           21,600   Textron, Inc. ...........................................    1,350,000
                                                                                                               -----------
                                                                                                                 5,055,438
                                                                                                               -----------
Technology                      8.9%

      Computer Software         3.7%       19,425   Computer Associates International, Inc.
 .................    1,027,097
                                           17,600   Microsoft Corp.* ........................................    2,274,800
                                           27,000   PeopleSoft Inc.* ........................................    1,053,000
                                                                                                               -----------
                                                                                                                 4,354,897
                                                                                                               -----------
      Diverse Electronic
      Products                  0.5%       19,600   Teradyne Inc.* ..........................................
627,200
                                                                                                               -----------
      Electronic Data
      Processing                0.9%       19,300   Compaq Computer Corp. ...................................
1,089,244
                                                                                                               -----------
      Office / Plant
      Automation                1.0%       12,600   3Com Corp.* .............................................
440,213
                                           12,900   Cisco Systems, Inc.* ....................................      719,175
                                                                                                               -----------
                                                                                                                 1,159,388
                                                                                                               -----------

      Semiconductors            2.8%       21,600   Intel Corp. .............................................
1,517,400
                                           10,100   Linear Technology Corp. .................................      582,013
                                           28,800   National Semiconductor Corp. ............................
747,000
                                           25,100   Taiwan Semiconductor Manufacturing Co.* .................
456,506
                                                                                                               -----------
                                                                                                                 3,302,919
                                                                                                               -----------
Energy                          0.6%

      Oilfield Services/
      Equipment                             8,100   Schlumberger Ltd. .......................................
652,051
                                                                                                               -----------
                                                    Total Common Stocks (Cost $46,660,771) ..................
68,663,481
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                     (Cost $94,281,560) (b) .................................  117,900,565
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

(a)  Effective maturities will be shorter due to prepayments.

(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $94,304,684 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of market value
     over tax cost ............................................   $ 24,563,231

     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over market value ........................................        967,350
                                                                  ------------
     Net unrealized appreciation ..............................   $ 23,595,881
                                                                  ============
--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments and U.S. Government and Government Agency securities), for the year ended December 31, 1997, aggregated $39,670,908 and $37,660,447, respectively. Purchases and sales of U.S. Government and Government Agency securities for the year ended December 31, 1997, aggregated $6,371,788 and $3,062,630, respectively.


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $94,281,560) ...............           $ 117,900,565
Cash ...............................................................                     215
Receivables:
   Dividends and interest ..........................................                 543,376
Other assets .......................................................                   1,510
                                                                               -------------
      Total assets .................................................             118,445,666
Liabilities
Payables:
   Accrued management fee ..........................................   $ 46,027
   Other payables and accrued expenses .............................     26,424
                                                                       --------
      Total liabilities ............................................                  72,451
                                                                               -------------
Net assets, at market value ........................................           $ 118,373,215
                                                                               =============
Net Assets Net assets consist of:
   Undistributed net investment income .............................                 811,442
   Net unrealized appreciation (depreciation) on:
      Investments ..................................................              23,619,005
      Foreign currency related transactions ........................                      (9)
   Accumulated net realized gain ...................................               5,933,762
   Paid-in capital .................................................              88,009,015
                                                                               -------------
Net assets, at market value ........................................           $ 118,373,215
                                                                               =============
Net asset value, offering and redemption price per share
   ($118,373,215 / 8,902,042 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                  $13.30
                                                                                      ======


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $5,631) ..............                $   584,111
      Interest .........................................................                  2,818,363
                                                                                        -----------
                                                                                          3,402,474
   Expenses:
      Management fee ...................................................  $   488,616
      Custodian fees ...................................................       20,879
      Accounting fees ..................................................       39,456
      Trustees' fees and expenses ......................................       17,294
      Auditing .........................................................        9,448
      Legal ............................................................        7,090
      Reports to shareholders ..........................................        2,247
      Other ............................................................          134       585,164
                                                                          -----------   -----------
   Net investment income ...............................................                  2,817,310
                                                                                        -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ......................................................                  6,087,508
   Net unrealized appreciation (depreciation) during the period on:
      Investments ......................................................   13,062,153
      Foreign currency related transactions ............................           (9)   13,062,144
                                                                          -----------   -----------
   Net gain (loss) on investment transactions ..........................                 19,149,652
                                                                                        -----------
Net increase (decrease) in net assets resulting from operations ........                $21,966,962
                                                                                        ===========


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Years Ended December 31,
                                                                           -------------------------------
Increase (Decrease) in Net Assets                                                1997              1996
----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ................................................  $   2,817,310     $   2,208,747
   Net realized gain (loss) from investment transactions ................      6,087,508         4,899,761
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ....................................     13,062,144         1,635,671
                                                                           -------------     -------------
Net increase in net assets resulting from operations ....................     21,966,962         8,744,179
                                                                           -------------     -------------
Distributions to shareholders from:
   Net investment income ................................................     (2,678,045)       (2,028,500)
                                                                           -------------     -------------
   Net realized gains from investment transactions ......................     (4,951,322)       (1,925,657)
                                                                           -------------     -------------
Portfolio share transactions:
   Proceeds from shares sold ............................................     24,546,671        25,991,787
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .....................................      7,629,367         3,954,157
   Cost of shares redeemed ..............................................    (16,483,255)      (14,318,918)
                                                                           -------------     -------------
Net increase (decrease) in net assets from Portfolio share transactions .     15,692,783
15,627,026
                                                                           -------------     -------------
Increase (decrease) in net assets .......................................     30,030,378        20,417,048
Net assets at beginning of period .......................................     88,342,837        67,925,789
                                                                           -------------     -------------
Net assets at end of period (including undistributed net
   investment income of $811,442 and $672,177, respectively) ............  $ 118,373,215     $
88,342,837
                                                                           =============     =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ...............................      7,608,722         6,206,064
                                                                           -------------     -------------
   Shares sold ..........................................................      2,001,001         2,336,334
   Shares issued to shareholders in reinvestment of distributions .......        651,149           360,527
   Shares redeemed ......................................................     (1,358,830)       (1,294,203)
                                                                           -------------     -------------
   Net increase (decrease) in Portfolio shares ..........................      1,293,320         1,402,658
                                                                           -------------     -------------
Shares outstanding at end of period .....................................      8,902,042         7,608,722
                                                                           =============     =============


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended December 31,

------------------------------------------------------------------------------------------------
                                 1997        1996       1995     1994      1993       1992     1991     1990
1989     1988

------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .......  $ 11.61     $ 10.95    $  8.97  $ 10.23   $ 10.02    $  9.85  $  8.10  $
8.75  $  7.62  $  6.88
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Income from
  investment operations:
  Net investment income .....      .34         .31        .30      .29       .30        .29      .35      .42      .40
   .33
  Net realized and unrealized
    gain (loss) on investment
    transactions ............     2.32         .95       2.04     (.48)      .42        .36     1.77     (.59)    1.06
 .64
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Total from investment
  operations ................     2.66        1.26       2.34     (.19)      .72        .65     2.12     (.17)    1.46
 .97
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Less distributions from:
  Net investment income .....     (.33)       (.30)      (.30)    (.30)     (.28)      (.29)    (.37)    (.43)
(.33)    (.23)
  Net realized gains on
    investment transactions .     (.64)       (.30)      (.06)    (.77)     (.23)      (.19)      --     (.05)      --
     --
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Total distributions .........     (.97)       (.60)      (.36)   (1.07)     (.51)      (.48)    (.37)    (.48)
(.33)    (.23)
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Net asset value,
  end of period .............  $ 13.30     $ 11.61    $ 10.95  $  8.97   $ 10.23    $ 10.02  $  9.85  $
8.10  $  8.75  $  7.62
                               =======     =======    =======  =======   =======    =======
=======  =======  =======  =======
Total Return (%) ............    24.21       11.89      26.67    (2.05)     7.45       6.96    26.93    (1.91)
19.50    14.21
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .......      118          88         68       46        45         37       25       16       18
11
Ratio of operating
  expenses, net to average
  daily net assets (%) ......      .57         .60        .65      .75       .75        .75      .75      .75      .75
 .75
Ratio of operating
  expenses before expense
  reductions, to average
  daily net assets ..........      .57         .60        .65      .75       .75        .75      .81      .75      .89
1.14
Ratio of net investment
  income to average daily
  net assets (%) ............     2.73        2.82       3.01     3.19      3.01       3.01     4.00     5.15
4.74     4.48
Portfolio turnover rate (%) .    43.10       67.56      87.98   101.64    133.95(c)   51.66    62.03
49.03    77.98   109.95
Average commission
  rate paid (b) .............  $ .0555     $ .0535    $    --  $    --   $    --    $    --  $    --  $    --  $    --  $
--

(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after December 31, 1995.

(c) On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the six periods ended December 31, 1993 should not be considered representative of the present Portfolio.

                           GROWTH AND INCOME PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                2.9%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                        4,728,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at $4,729,707
                                                      on 1/2/98, collateralized by a $4,495,000 U.S. Treasury
                                                      Bond, 8.25%, 5/15/05 (Cost $4,728,000) ................
4,728,000
                                                                                                                 ---------
                                      ------------------------------------------------------------------------------------
                                1.0%             CONVERTIBLE BONDS
                                      ------------------------------------------------------------------------------------
Health                          0.1%

      Pharmaceuticals                     140,000   Sandoz Capital BVI Ltd., 2%, 10/6/02 ....................
  213,850
                                                                                                                 ---------
Manufacturing                   0.9%

      Diversified
      Manufacturing                     1,375,000   Loews Corp., 3.125%, 9/15/07 ............................
1,385,296
                                                                                                                 ---------
                                                    Total Convertible Bonds (Cost $1,497,844) ...............
1,599,146
                                                                                                                 ---------
                                      ------------------------------------------------------------------------------------
                                0.7%             CONVERTIBLE PREFERRED STOCKS
                                      ------------------------------------------------------------------------------------
                                           Shares
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          0.3%

      Department &
       Chain Stores                         8,900   Kmart, 7.75% ............................................      459,463
                                                                                                                 ---------
Financial                       0.3%

      Consumer Finance          0.2%       10,400   Advanta Corp., 6.75% ....................................
279,500
                                                                                                                 ---------

      Real Estate               0.1%        6,300   Security Capital Industrial Trust "B", 7% ...............
200,813
                                                                                                                 ---------
Manufacturing                   0.1%

      Industrial Specialty                 10,000   Cooper Industries, Inc., 6% .............................
182,500
                                                                                                                 ---------
                                                    Total Convertible Preferred Stocks (Cost $1,157,069) ....
1,122,276
                                                                                                                 ---------
                                      ------------------------------------------------------------------------------------
                               95.4%             COMMON STOCKS
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          4.6%

      Department &
      Chain Stores              4.6%       29,800   J.C. Penney Co., Inc. ...................................
1,797,313
                                           21,800   May Department Stores ...................................    1,148,588
                                           27,200   Mercantile Stores, Inc. .................................    1,655,800
                                           22,800   Rite Aid Corp. ..........................................    1,338,075
                                           34,200   Sears, Roebuck & Co. ....................................    1,547,550
                                                                                                                 ---------
                                                                                                                 7,487,326
                                                                                                                 ---------

      Hotels & Casinos          0.0%        3,562   Homestead Village, Inc. .................................
53,653
                                            3,562   Homestead Village, Inc. Rights (expire 1/15/98)* ........
334
                                                                                                                 ---------
                                                                                                                    53,987
                                                                                                                 ---------
Consumer Staples               11.6%

      Alcohol & Tobacco         2.8%       79,300   Philip Morris Companies, Inc. ...........................
3,593,281
                                           24,780   RJR Nabisco Holdings Corp. ..............................
929,250
                                                                                                                 ---------
                                                                                                                 4,522,531
                                                                                                                 ---------


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
      Consumer Electronic &
      Photographic Products     0.9%       26,800   Whirlpool Corp. .........................................
1,474,000
                                                                                                                ----------

      Food & Beverage           5.4%       23,200   General Mills, Inc. .....................................
1,661,700
                                           68,900   H.J. Heinz Co. ..........................................    3,500,981
                                           58,900   Unilever NV (New York shares) ...........................
3,677,569
                                                                                                                ----------
                                                                                                                 8,840,250
                                                                                                                ----------
      Package Goods/
      Cosmetics                 2.5%       24,700   Avon Products Inc. ......................................
1,515,963
                                           52,800   Kimberly-Clark Corp. ....................................    2,603,700
                                                                                                                ----------
                                                                                                                 4,119,663
                                                                                                                ----------
Health                          6.6%
      Pharmaceuticals                      24,300   American Home Products Corp. ............................
1,858,950
                                           30,000   Baxter International Inc. ...............................    1,513,125
                                           28,900   Bristol-Myers Squibb Co. ................................    2,734,663
                                           23,700   Schering-Plough Corp. ...................................    1,472,363
                                           30,200   SmithKline Beecham PLC (ADR) ............................
1,553,413
                                           18,200   Zeneca Group PLC ........................................      644,609
                                            9,500   Zeneca Group PLC (ADR) ..................................
1,026,000
                                                                                                                ----------
                                                                                                                10,803,123
                                                                                                                ----------
Communications                  8.9%
      Telephone/
      Communications                       43,200   Alltel Corp. ............................................
1,773,900
                                           45,775   Bell Atlantic Corp. .....................................    4,165,525
                                           38,500   BellSouth Corp. .........................................    2,168,031
                                           49,200   Frontier Corp. ..........................................    1,183,875
                                           59,400   GTE Corp. ...............................................    3,103,650
                                           33,300   Sprint Corp. ............................................    1,952,213
                                           33,000   Telecom Corp. of New Zealand ............................
159,998
                                                                                                                ----------
                                                                                                                14,507,192
                                                                                                                ----------
Financial                      20.3%
      Banks                     8.7%       30,000   Banc One Corp. ..........................................
1,629,375
                                           13,400   Bankers Trust New York Corp. ............................
1,506,663
                                           27,900   Chase Manhattan Corp. ...................................    3,055,050
                                           28,400   CoreStates Financial Corp. ..............................    2,273,775
                                           31,400   First Union Corp. .......................................    1,609,250
                                           28,700   KeyCorp .................................................    2,032,319
                                           18,800   US Bancorp ..............................................    2,104,425
                                                                                                                ----------
                                                                                                                14,210,857
                                                                                                                ----------

      Insurance                 4.8%       34,300   EXEL, Ltd. (ADR) ........................................
2,173,763
                                           32,500   Lincoln National Corp. ..................................    2,539,063
                                           20,600   Mid Ocean Limited .......................................    1,117,550
                                           43,000   Safeco Corp. ............................................    2,096,250
                                                                                                                ----------
                                                                                                                 7,926,626
                                                                                                                ----------
      Other Financial
      Companies                 2.2%       14,500   Federal National Mortgage Association ...................
   827,406
                                           10,900   Fleet Financial Group, Inc. .............................      816,819
                                           18,300   J.P. Morgan & Co., Inc. .................................    2,065,613
                                                                                                                ----------
                                                                                                                 3,709,838
                                                                                                                ----------
      Real Estate               4.6%       10,200   General Growth Properties, Inc. (REIT) ..................
  368,475
                                           27,100   Health Care Property Investment Inc. (REIT) .............
1,024,719
                                           34,140   Meditrust Corp. (REIT) ..................................    1,250,378


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                           50,900   Nationwide Health Properties Inc. (REIT) ................
1,297,950
                                           91,887   Security Capital Atlantic, Inc. .........................    1,941,113
                                           62,244   Security Capital Industrial Trust (REIT) ................
1,548,320
                                            8,307   Security Capital Industrial Trust Warrants
                                                      (expire 9/1/98)* ......................................       43,612
                                                                                                                ----------
                                                                                                                 7,474,567
                                                                                                                ----------
      Miscellaneous             0.0%       17,695   Jardine Strategic Holdings Ltd. .........................
46,007
                                                                                                                ----------
Service Industries              0.2%
      EDP Services              0.0%        1,838   First Data Corp. ........................................
53,762
                                                                                                                ----------
      Environmental Services    0.2%        8,600   Browning Ferris Industries ..............................
318,200
                                                                                                                ----------
Durables                        7.2%
      Aerospace                 1.5%        9,788   Lockheed Corp. ..........................................
964,118
                                           30,400   Rockwell International Corp. (New) ......................
1,588,400
                                                                                                                ----------
                                                                                                                 2,552,518
                                                                                                                ----------
      Automobiles               4.7%       42,900   Dana Corp. ..............................................
2,037,750
                                           33,200   Echlin, Inc. ............................................    1,201,425
                                           68,200   Ford Motor Co. ..........................................    3,320,488
                                           52,133   Meritor Automotive, Inc. ................................    1,098,051
                                                                                                                ----------
                                                                                                                 7,657,714
                                                                                                                ----------
      Construction/Agricultural
      Equipment                 1.0%       31,300   PACCAR, Inc.* ...........................................
1,643,250
                                                                                                                ----------
Manufacturing                  15.7%
      Chemicals                 4.7%       17,700   Akzo-Nobel N.V. (ADR) ...................................
1,537,688
                                           12,400   Dow Chemical Co. ........................................    1,258,600
                                           26,200   Eastman Chemical Co. ....................................    1,560,538
                                           51,800   Imperial Chemical Industries PLC (ADR) (New) ............
3,363,763
                                                                                                                ----------
                                                                                                                 7,720,589
                                                                                                                ----------

      Containers & Paper        1.2%       27,731   Boise Cascade Corp. .....................................
838,863
                                           34,300   Westvaco Corp. ..........................................    1,078,306
                                                                                                                ----------
                                                                                                                 1,917,169
                                                                                                                ----------
      Diversified
      Manufacturing             3.1%       34,800   Olin Corp. ..............................................
1,631,250
                                           65,300   TRW Inc. ................................................    3,485,388
                                                                                                                ----------
                                                                                                                 5,116,638
                                                                                                                ----------

      Electrical Products       2.5%       45,400   Philips Electronics NV (New York shares)
 ................    2,746,700
                                           27,500   Thomas & Betts Corp. ....................................    1,299,375
                                                                                                                ----------
                                                                                                                 4,046,075
                                                                                                                ----------
      Office Equipment/
      Supplies                  2.4%       53,000   Xerox Corp. .............................................
3,912,063
                                                                                                                ----------

      Specialty Chemicals       1.8%       26,700   BetzDearborn, Inc. ......................................
1,630,369
                                           33,000   Witco Corp. .............................................    1,346,813
                                                                                                                ----------
                                                                                                                 2,977,182
                                                                                                                ----------
Technology                      0.4%
      Electronic Components/
      Distributors                         15,700   AMP, Inc. ...............................................      659,400
                                                                                                                ----------


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Energy                          7.4%

      Oil Companies             6.7%       58,368   Lyondell Petrochemical Co. ..............................
1,546,752
                                           21,000   Royal Dutch Petroleum Co. (New York shares) .............
1,137,938
                                           38,556   Societe Nationale Elf Aquitaine (ADR) ...................
2,260,346
                                           40,200   Texaco Inc. .............................................    2,185,875
                                           31,966   Total SA (ADR) ..........................................    1,774,113
                                           62,400   YPF S.A. "D" (ADR) ......................................    2,133,300
                                                                                                               -----------
                                                                                                                11,038,324
                                                                                                               -----------

      Oil/Gas Transmission      0.7%       39,000   Williams Cos., Inc. .....................................
1,106,625
                                                                                                               -----------
Metals & Minerals               1.8%

      Steel & Metals                       58,252   Allegheny Teledyne, Inc. ................................
1,507,271
                                           37,100   Freeport McMoRan Copper & Gold, Inc. "A" ................
568,094
                                           13,500   Oregon Steel Mills, Inc. ................................      287,719
                                            8,200   Phelps Dodge Corp. ......................................      510,450
                                                                                                               -----------
                                                                                                                 2,873,534
                                                                                                               -----------
Construction                    2.3%

      Forest Products                      26,600   Georgia Pacific Timber Corp. ............................
603,488
                                           28,000   Georgia Pacific Corp. ...................................    1,701,000
                                           28,400   Weyerhaeuser Co. ........................................    1,393,375
                                                                                                               -----------
                                                                                                                 3,697,863
                                                                                                               -----------
Transportation                  0.9%

      Railroads                            27,700   CSX Corp. ...............................................    1,495,800
                                                                                                               -----------
Utilities                       7.5%

      Electric Utilities        6.9%       54,300   CINergy Corp. ...........................................
2,080,369
                                           48,936   Duke Energy Corp. .......................................    2,709,831
                                           19,000   Entergy Corp. ...........................................      568,813
                                           50,800   P G & E Corp. ...........................................    1,546,225
                                           47,900   PacifiCorp ..............................................    1,308,269
                                           11,000   PowerGen PLC (ADR) ......................................      584,375
                                           13,100   Southern Company ........................................      338,963
                                           43,000   Unicom Corp. ............................................    1,322,250
                                           27,900   Wisconsin Energy Corp. ..................................      802,125
                                                                                                               -----------
                                                                                                                11,261,220
                                                                                                               -----------
      Natural Gas
      Distribution              0.6%       23,900   MCN Energy Group, Inc.
964,963
                                                                                                               -----------
                                                    Total Common Stocks (Cost $123,687,457) .................
156,188,856
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                     (Cost $131,070,370) (a) ................................  163,638,278
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------
*    Non-income producing security.

(a) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $131,049,938 was as follows:

     Aggregate gross unrealized appreciation for all
       investments in which there is an excess of market value
       over tax cost ...........................................  $ 33,559,752

     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over market value .......................................       971,412
                                                                  ------------
     Net unrealized appreciation ...............................  $ 32,588,340
                                                                  ============
--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1997, aggregated $78,679,957 and $34,396,486, respectively.


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------------------
Assets

Investments, at market (identified cost $131,070,370) ............             $ 163,638,278
Foreign currency, at market (cost $6,189) ........................                     6,792
Receivables:
   Investments sold ..............................................                   123,904
   Dividends and interest ........................................                   393,048
   Foreign taxes recoverable .....................................                    26,978
Other assets .....................................................                     1,172
                                                                               -------------
      Total assets ...............................................               164,190,172

Liabilities

Payables:
   Investments purchased .........................................  $  480,328
   Accrued management fee ........................................      62,393
   Other payables and accrued expenses ...........................      43,845
                                                                    ----------
      Total liabilities ..........................................                   586,566
                                                                               -------------
Net assets, at market value ......................................             $ 163,603,606
                                                                               =============
Net Assets Net assets consist of:
   Undistributed net investment income ...........................                   927,946
   Net unrealized appreciation (depreciation) on:
      Investments ................................................                32,567,908
      Foreign currency ...........................................                      (147)
   Accumulated net realized gain .................................                11,421,161
   Paid-in capital ...............................................               118,686,738
                                                                               -------------
Net assets, at market value ......................................             $ 163,603,606
                                                                               =============

Class A

Net asset value, offering and redemption price per share
  ($156,799,187 / 13,656,612 outstanding shares of beneficial
  interest, no par value, unlimited number of shares authorized)..                    $11.48
                                                                                      ======
Class B

Net asset value, offering and redemption price per share
  ($6,804,419 / 593,475 outstanding shares of beneficial
  interest, no par value, unlimited number of shares authorized)..                    $11.47
                                                                                      ======


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $68,520) ............                $  3,642,623
      Interest ........................................................                     257,197
                                                                                       ------------
                                                                                          3,899,820
   Expenses:
      Management fee ..................................................   $   592,383
      Accounting fees .................................................        62,698
      Trustees' fees and expenses .....................................        17,206
      Distribution fees (Class B) .....................................         5,163
      Custodian fees ..................................................        31,916
      Reports to shareholders .........................................         2,474
      Auditing ........................................................         9,560
      Legal ...........................................................         7,803
      Other ...........................................................         1,892       731,095
                                                                          -----------  ------------
   Net investment income ..............................................                   3,168,725
                                                                                       ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments .....................................................    11,498,829
      Foreign currency related transactions ...........................           324    11,499,153
                                                                          -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments .....................................................    16,941,579
      Foreign currency related transactions ...........................          (158)   16,941,421
                                                                          -----------  ------------
   Net gain (loss) on investment transactions .........................                  28,440,574
                                                                                       ------------
Net increase (decrease) in net assets resulting from operations .......                $ 31,609,299
                                                                                       ============


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Years Ended December 31,
                                                                       -----------------------------
Increase (Decrease) in Net Assets                                            1997            1996
----------------------------------------------------------------------------------------------------
Operations:
   Net investment income ............................................  $   3,168,725   $   2,155,282
   Net realized gain (loss) from investment transactions ............     11,499,153       3,798,567
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ................................     16,941,421       7,841,874
                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from operations .....     31,609,299      13,795,723
                                                                       -------------   -------------
Distributions to shareholders from:
   Net investment income (Class A) ..................................     (2,910,650)     (1,781,057)
                                                                       -------------   -------------
   Net investment income (Class B) ..................................        (36,879)             --
                                                                       -------------   -------------
   Net realized gains from investment transactions (Class A) ........     (3,884,391)       (729,093)
                                                                       -------------   -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ........................................     62,828,541      48,549,524
   Net asset value of shares issued to shareholders
      in reinvestment of distributions ..............................      6,795,041       2,510,150
   Cost of shares redeemed ..........................................    (28,405,112)    (23,216,134)
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class A share transactions     41,218,470
27,843,540
                                                                       -------------   -------------
Class B*
   Proceeds from shares sold ........................................      6,839,326              --
   Net asset value of shares issued to shareholders
      in reinvestment of distributions ..............................         36,879              --
                                                                       -------------   -------------
   Cost of shares redeemed ..........................................       (359,995)             --
Net increase (decrease) in net assets from Class B share transactions      6,516,210              --
                                                                       -------------   -------------
Increase (decrease) in net assets ...................................     72,512,059      39,129,113
Net assets at beginning of period ...................................     91,091,547      51,962,434
                                                                       -------------   -------------
Net assets at end of period (including undistributed net
   investment income of $927,946 and $713,479, respectively) ........  $ 163,603,606   $
91,091,547
                                                                       =============   =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................      9,724,734       6,510,714
                                                                       -------------   -------------
   Shares sold ......................................................      6,010,142       5,669,994
   Shares issued to shareholders in reinvestment of distributions ...        689,859         301,924
   Shares redeemed ..................................................     (2,768,123)     (2,757,898)
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................      3,931,878       3,214,020
                                                                       -------------   -------------
Shares outstanding at end of period .................................     13,656,612       9,724,734
                                                                       =============   =============
Class B*
Shares outstanding at beginning of period ...........................             --              --
                                                                       -------------   -------------
   Shares sold ......................................................        622,208              --
   Shares issued to shareholders in reinvestment of distributions ...          3,342              --
   Shares redeemed ..................................................        (32,075)             --
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................        593,475              --
                                                                       -------------   -------------
Shares outstanding at end of period .................................        593,475              --
                                                                       =============   =============

* For the period May 1, 1997 (commencement of sale of Class B shares) to December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                                            For the Period
                                                                                              May 2, 1994
     CLASS A (d)                                                                            (commencement
---------------------                                          Years Ended December 31,     of operations)
                                                            ------------------------------  to December 31,
                                                              1997        1996       1995        1994
                                                            ------------------------------  ---------------
Net asset value, beginning of period .....................  $  9.37     $  7.98    $  6.26     $  6.00(b)
                                                            -------     -------    -------     -------
Income from investment operations:
  Net investment income ..................................      .27         .27        .23         .13
  Net realized and unrealized gain (loss) on investment
   transactions ..........................................     2.47        1.46       1.72         .17
                                                            -------     -------    -------     -------
Total from investment operations .........................     2.74        1.73       1.95         .30
                                                            -------     -------    -------     -------
Less distributions from:
  Net investment income ..................................     (.26)       (.23)      (.19)       (.04)
  Net realized gains on investment transactions ..........     (.37)       (.11)      (.04)         --
                                                            -------     -------    -------     -------
Total distributions ......................................     (.63)       (.34)      (.23)       (.04)
                                                            -------     -------    -------     -------
Net asset value, end of period ...........................  $ 11.48     $  9.37    $  7.98     $  6.26
                                                            =======     =======    =======     =======
Total Return (%) .........................................    30.47       22.17      31.74        4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...................      157          91         52          20
Ratio of operating expenses, net to average
  daily net assets (%) ...................................      .58         .66        .75         .75*
Ratio of operating expenses, before reductions, to average
  daily net assets (%) ...................................      .58         .66        .75        1.62*
Ratio of net investment income to average
  daily net assets (%) ...................................     2.54        3.14       3.18        3.63*
Portfolio turnover rate (%) ..............................    28.41       32.18      24.33       28.41*
Average commission rate paid (c) .........................  $ .0481     $ .0502    $    --     $    --

(a) Based on monthly average shares outstanding during the period.
(b) Original capital
(c) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning after December 31, 1995.
(d) On May 1, 1997 existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                           GROWTH AND INCOME PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                 For the Period
                                                                  May 1, 1997
     CLASS B                                                    (commencement of
---------------------                                            sale of Class B
                                                                    shares) to
                                                                   December 31,
                                                                      1997
                                                                 ---------------
Net asset value, beginning of period ............................    $ 9.44
                                                                     ------
Income from investment operations:
  Net investment income .........................................       .14
  Net realized and unrealized gain (loss) on investment
    transactions ................................................      2.02
                                                                     ------
Total from investment operations ................................      2.16
                                                                     ------
Less distributions from net investment income ...................      (.13)
                                                                     ------
Net asset value, end of period ..................................    $11.47
                                                                     ======
Total Return (%) ................................................     22.89**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........................         7
Ratio of operating expenses to average daily net assets (%) .....       .80*
Ratio of net investment income to average daily net assets (%) ..      2.13*
Portfolio turnover rate (%) .....................................     28.41
Average commission rate paid (b) ................................    $.0481

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities.
*   Annualized
**  Not annualized

                            CAPITAL GROWTH PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                4.8%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                       32,640,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at
                                                      $32,651,787 on 1/2/98, collateralized by a
                                                      $31,837,000 U.S. Treasury Note, 6.375%,
                                                      9/30/01 (Cost $32,640,000)                                32,640,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               95.2%             COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                           Shares
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          8.6%
      Department &
       Chain Stores             6.8%      236,000   Costco Companies, Inc.* .................................
10,531,500
                                          151,000   Dayton Hudson Corp. .....................................   10,192,500
                                          294,700   Home Depot, Inc. ........................................   17,350,463
                                          260,000   Walgreen Co. ............................................    8,157,500
                                                                                                               -----------
                                                                                                                46,231,963
                                                                                                               -----------
      Hotels & Casinos          0.9%      255,000   Mirage Resorts Inc.* ....................................
5,801,250
                                                                                                               -----------
      Specialty Retail          0.9%      176,700   Tiffany & Co. ...........................................
6,372,244
                                                                                                               -----------
Consumer Staples                6.5%

      Food & Beverage           4.0%      159,000   H.J. Heinz Co. ..........................................
8,079,188
                                          135,500   Sara Lee Corp. ..........................................    7,630,344
                                          196,300   Suiza Foods Corp.* ......................................   11,692,119
                                                                                                               -----------
                                                                                                                27,401,651
                                                                                                               -----------
      Package Goods /
       Cosmetics                2.5%      212,600   Procter & Gamble Co. ....................................
16,968,138
                                                                                                               -----------
Health                         10.5%

      Health Industry
      Services                  0.2%       41,600   Total Renal Care Holdings, Inc.* ........................
1,144,000
                                                                                                               -----------
      Medical Supply &
      Specialty                 1.2%      165,000   Becton, Dickinson & Co. .................................
8,250,000
                                                                                                               -----------

      Pharmaceuticals           9.1%       72,500   American Home Products Corp. ............................
 5,546,250
                                          101,500   Bristol-Myers Squibb Co. ................................    9,604,438
                                           95,000   Johnson & Johnson .......................................    6,258,125
                                           56,600   Merck & Co. Inc. ........................................    6,013,750
                                          104,900   Novartis AG (ADR) .......................................    8,496,900
                                          147,200   Pfizer, Inc. ............................................   10,975,600
                                          134,000   Schering-Plough Corp. ...................................    8,324,750
                                           58,200   Warner-Lambert Co. ......................................    7,216,800
                                                                                                               -----------
                                                                                                                62,436,613
                                                                                                               -----------
Financial                      20.7%
      Banks                     3.6%      189,300   BankAmerica Corp. .......................................
13,818,900
                                           83,000   Citicorp ................................................   10,494,313
                                                                                                               -----------
                                                                                                                24,313,213
                                                                                                               -----------
      Insurance                 8.7%       80,000   Allstate Corp. ..........................................
7,270,000
                                          160,450   American International Group, Inc. ......................
17,448,938
                                          206,400   Conseco Inc. ............................................    9,378,300


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                          283,700   EXEL, Ltd. (ADR) ........................................   17,979,488
                                          111,600   MBIA Inc. ...............................................    7,456,275
                                                                                                                ----------
                                                                                                                59,533,001
                                                                                                                ----------

      Consumer Finance          1.7%      160,000   Associates First Capital Corp. ..........................
11,380,000
                                                                                                                ----------
      Other Financial
      Companies                 6.7%      218,500   American Express Credit Corp. ...........................
19,501,120
                                          215,500   Federal National Mortgage Association ...................
12,296,969
                                          252,750   Travelers Group, Inc. ...................................   13,616,906
                                                                                                                ----------
                                                                                                                45,414,995
                                                                                                                ----------

Media                           3.1%

      Advertising               1.8%      294,200   Omnicom Group, Inc. .....................................
12,466,725
                                                                                                                ----------

      Cable Television          1.3%      236,300   Tele-Comm Liberty Media Group "A" *
 .....................    8,565,875
                                                                                                                ----------

Service Industries              4.7%

      Investment                3.5%      152,650   Franklin Resources Inc. .................................
13,271,009
                                          144,900   Merrill Lynch & Co., Inc. ...............................   10,568,644
                                                                                                                ----------
                                                                                                                23,839,653
                                                                                                                ----------
      Miscellaneous
      Commercial Services       1.2%      346,300   AccuStaff, Inc.* ........................................
7,964,900
                                                                                                                ----------
Durables                        4.7%

      Aerospace                 3.7%      100,000   Lockheed Corp. ..........................................
9,850,000
                                          124,000   Rockwell International Corp. (New) ......................
6,479,000
                                          124,000   United Technologies Corp. ...............................
9,028,750
                                                                                                                ----------
                                                                                                                25,357,750
                                                                                                                ----------
      Telecommunications
      Equipment                 1.0%       94,700   Nokia AB Oy "A" (ADR) ...................................
6,629,000
                                                                                                                ----------

Manufacturing                  11.5%

      Chemicals                 3.2%      148,500   E.I. du Pont de Nemours & Co. ...........................
8,919,281
                                          111,900   Praxair Inc. ............................................    5,035,500
                                          192,900   Sigma-Aldrich Corp. .....................................    7,667,775
                                                                                                                ----------
                                                                                                                21,622,556
                                                                                                                ----------
      Diversified
      Manufacturing             4.4%      187,500   Dresser Industries Inc. .................................
7,863,281
                                           97,000   General Electric Co. ....................................    7,117,375
                                          125,500   TRW Inc. ................................................    6,698,563
                                          130,000   Textron, Inc. ...........................................    8,125,000
                                                                                                                ----------
                                                                                                                29,804,219
                                                                                                                ----------

      Electrical Products       0.7%       90,000   Emerson Electric Co. ....................................
5,079,375
                                                                                                                ----------
      Machinery/Components/
      Controls                  3.2%      173,600   Ingersoll-Rand Co. ......................................
7,030,800
                                          329,050   Parker-Hannifin Group ...................................   15,095,169
                                                                                                                ----------
                                                                                                                22,125,969
                                                                                                                ----------


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Technology                     10.3%

      Diverse Electronic
       Products                 1.3%      297,600   Applied Materials, Inc.* ................................
8,965,200
                                                                                                               -----------
      Electronic Data
      Processing                6.7%      262,050   Compaq Computer Corp. ...................................
14,789,447
                                          150,500   Hewlett-Packard Co. .....................................    9,406,250
                                          109,100   International Business Machines Corp. ...................
11,407,769
                                          259,200   Sun Microsystems, Inc.* .................................   10,335,600
                                                                                                                ----------
                                                                                                                45,939,066
                                                                                                               -----------
      Semiconductors            2.3%      222,200   Intel Corp. .............................................
15,609,550
                                                                                                               -----------
Energy                         13.0%

      Oil Companies             7.9%       74,600   Amoco Corp. .............................................
6,350,325
                                          109,300   Atlantic Richfield Co. ..................................    8,757,663
                                          190,700   Exxon Corp. .............................................   11,668,456
                                           96,000   Mobil Corp. .............................................    6,930,000
                                          134,500   Repsol SA (ADR) .........................................    5,724,656
                                          272,500   Royal Dutch Petroleum Co. (New York shares) .............
14,766,094
                                                                                                               -----------
                                                                                                                54,197,194
                                                                                                               -----------

      Oil / Gas Transmission    1.4%      326,000   Williams Cos., Inc. .....................................
9,250,250
                                                                                                               -----------
      Oilfield Services/
      Equipment                 3.7%      125,000   Diamond Offshore Drilling, Inc. .........................
6,015,625
                                          153,900   Santa Fe International Corp. ............................    6,261,806
                                          165,000   Schlumberger Ltd. .......................................   13,282,500
                                                                                                               -----------
                                                                                                                25,559,931
                                                                                                               -----------
Transportation                  1.6%

      Airlines                  1.0%       54,700   AMR Corp.* ..............................................
7,028,950
                                                                                                               -----------
      Railroads                 0.6%      186,300   Wisconsin Central Transportation Co.* ...................
4,354,763
                                                                                                               -----------
                                                    Total Common Stocks (Cost $458,850,377) .................
649,607,994
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                     (Cost $491,490,377) (a) ................................  682,247,994
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $491,518,304 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of market value
      over tax cost ............................................    $194,611,508

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      market value .............................................       3,881,818
                                                                    ------------
    Net unrealized appreciation ................................    $190,729,690
                                                                    ============
--------------------------------------------------------------------------------

    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1997, aggregated $294,968,837 and $228,082,075, respectively.


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $491,490,377) ..............               $ 682,247,994
Cash ...............................................................                         429
Receivables:
   Investments sold ................................................                   8,710,044
   Dividends and interest ..........................................                     558,430
Other assets .......................................................                       6,128
                                                                                   -------------
      Total assets .................................................                 691,523,025
Liabilities
Payables:
   Investments purchased ...........................................  $ 14,862,981
   Accrued management fee ..........................................       259,828
   Other payables and accrued expenses .............................        82,634
                                                                      ------------
      Total liabilities ............................................                  15,205,443
                                                                                   -------------
Net assets, at market value ........................................               $ 676,317,582
                                                                                   =============
Net Assets
Net assets consist of:
   Undistributed net investment income                                                 1,414,095
Net unrealized appreciation (depreciation) on:
      Investments ..................................................                 190,757,617
      Foreign currency related transactions ........................                         (26)
   Accumulated net realized gain ...................................                  37,349,214
   Paid-in capital .................................................                 446,796,682
                                                                                   -------------
Net assets, at market value ........................................               $ 676,317,582
                                                                                   =============
Class A
Net asset value, offering and redemption price per share
   ($675,770,416 / 32,750,652 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                      $20.63
                                                                                          ======
Class B
Net asset value, offering and redemption price per share
   ($547,166 / 26,545 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                      $20.61
                                                                                          ======


    The accompanying notes are an integral part of 9the financial statements.

                            CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $105,670) ........               $   7,312,793
      Interest .....................................................                   1,114,169
                                                                                   -------------
                                                                                       8,426,962
   Expenses:
      Management fee ...............................................  $  2,691,980
      Custodian fees ...............................................        57,898
      Accounting fees ..............................................        96,410
      Trustees' fees and expenses ..................................        17,392
      Reports to shareholders ......................................        10,147
      Distribution fees  (Class B) .................................           526
      Auditing .....................................................        34,954
      Legal ........................................................        18,222
      Other ........................................................         8,273     2,935,802
                                                                       ----------- -------------
   Net investment income ...........................................                   5,491,160
                                                                                   -------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ..................................................    37,541,221
      Foreign currency related transactions ........................        (2,209)   37,539,012
                                                                       -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ..................................................   119,146,330
   Foreign currency related transactions ...........................           (73)  119,146,257
                                                                       ----------- -------------
   Net gain (loss) on investment transactions ......................                 156,685,269
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ....               $ 162,176,429
                                                                                   =============


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                                       -----------------------------
Increase (Decrease) in Net Assets                                            1997            1996
----------------------------------------------------------------------------------------------------
Operations:
   Net investment income ............................................  $   5,491,160   $   4,993,004
   Net realized gain (loss) from investment transactions ............     37,539,012      33,857,212
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ................................    119,146,257      33,028,817
                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from operations .....    162,176,429      71,879,033
                                                                       -------------   -------------
Distributions to shareholders from:
   Net investment income (Class A) ..................................     (5,641,454)     (4,669,020)
                                                                       -------------   -------------
   Net investment income (Class B) ..................................         (1,600)             --
                                                                       -------------   -------------
   Net realized gain from investment transactions (Class A) .........    (33,950,004)    (28,547,850)
                                                                       -------------   -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ........................................    214,983,317     176,019,020
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .................................     39,591,458      33,216,870
   Cost of shares redeemed ..........................................   (141,850,976)   (145,085,225)
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class A share transactions    112,723,799
64,150,665
                                                                       -------------   -------------
Class B*
   Proceeds from shares sold ........................................        530,116              --
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .................................          1,600
   Cost of shares redeemed ..........................................         (2,612)             --
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class B share transactions        529,104              --
                                                                       -------------   -------------
Increase (decrease) in net assets ...................................    235,836,274     102,812,828
Net assets at beginning of period ...................................    440,481,308     337,668,480
                                                                       -------------   -------------
Net assets at end of period (including undistributed net
   investment income of $1,414,095 and $1,565,989, respectively) ....  $ 676,317,582   $
440,481,308
                                                                       =============   =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................     26,691,077      22,392,030
                                                                       -------------   -------------
   Shares sold ......................................................     11,288,114      11,627,337
   Shares issued to shareholders in reinvestment of distributions ...      2,340,808       2,233,815
   Shares redeemed ..................................................     (7,569,347)     (9,562,105)
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................      6,059,575       4,299,047
                                                                       -------------   -------------
Shares outstanding at end of period .................................     32,750,652      26,691,077
                                                                       -------------   -------------
Class B*
Shares outstanding at beginning of period ...........................             --              --
                                                                       -------------   -------------
   Shares sold ......................................................         26,593              --
   Shares issued to shareholders in reinvestment of distributions ...             80
   Shares redeemed ..................................................           (128)             --
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................         26,545              --
                                                                       -------------   -------------
Shares outstanding at end of period .................................         26,545              --
                                                                       =============   =============

* For the period May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

     Class A (c)
---------------------
                                                                       Years Ended December 31,

-----------------------------------------------------------------------------------------------
                                      1997      1996      1995      1994     1993      1992      1991      1990
1989      1988
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Net asset value,
  beginning of period ............  $ 16.50   $ 15.08   $ 12.23   $14.95   $ 12.71   $ 12.28   $  8.99
$10.21   $  8.53   $  7.06
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Income from investment operations:
  Net investment income ..........      .18       .19       .14      .06       .06       .11       .16      .25
 .35       .16
  Net realized and unrealized
   gain (loss) on investment
   transactions ..................     5.39      2.68      3.25    (1.42)     2.52       .66      3.35    (1.00)
1.58      1.40
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Total from investment
   operations ....................     5.57      2.87      3.39    (1.36)     2.58       .77      3.51     (.75)
1.93      1.56
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Less distributions from:
  Net investment income ..........     (.19)     (.19)     (.11)    (.05)     (.07)     (.11)     (.22)    (.24)
(.25)     (.09)
  Net realized gains on
   investment transactions .......    (1.25)    (1.26)     (.43)   (1.31)     (.27)     (.23)       --     (.23)
 --        --
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Total distributions ..............    (1.44)    (1.45)     (.54)   (1.36)     (.34)     (.34)     (.22)    (.47)
(.25)     (.09)
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Net asset value,
  end of period ..................  $ 20.63   $ 16.50   $ 15.08   $12.23   $ 14.95   $ 12.71   $ 12.28   $
8.99   $ 10.21   $  8.53
                                    =======   =======   =======   ======   =======   =======
=======   ======   =======   =======
Total Return (%) .................    35.76     20.13     28.65    (9.67)    20.88      6.42     39.56
(7.45)    22.75     22.07
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ............      676       440       338      257       257       167       108       45
45        17
Ratio of operating expenses,
  net to average daily net
  assets (%) .....................      .51       .53       .57      .58       .60       .63       .71      .72       .75
 .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) .....................      .51       .53       .57      .58       .60       .63       .71      .72       .85
1.11
Ratio of net investment income
  to average daily net assets (%).      .96      1.27      1.06      .47       .46       .95      1.49     2.71
3.51      2.17
Portfolio turnover rate (%) ......    41.77     65.56    119.41    66.44     95.31     56.29     58.88
61.39     63.96    129.75
Average commission
  rate paid (b) ..................  $ .0562   $ .0585   $    --   $   --   $    --   $    --   $    --   $   --   $    --
$    --

(a) Based on average monthly shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after December 31, 1995.
(c) On May 12, 1997 existing shares were designated as Class A shares.

                            CAPITAL GROWTH PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                             For the Period
                                                              May 12, 1997
      CLASS B                                               (commencement of
--------------------                                     sale of Class B shares)
                                                             to December 31,
                                                                  1997
                                                         -----------------------

Net asset value, beginning of period ..........................  $17.54
                                                                 ------
Income from investment operations:
  Net investment income .......................................     .08
  Net realized and unrealized gain
    (loss) on investment transactions .........................    3.08
                                                                 ------
Total from investment operations ..............................    3.16
                                                                 ------
Less distributions from net investment income .................    (.09)
                                                                 ------
Net asset value, end of period ................................  $20.61
                                                                 ======
Total Return (%) ..............................................   18.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................     .55
Ratio of operating expenses to average daily net assets (%) ...     .75*
Ratio of net investment income to average daily net assets (%).     .64*
Portfolio turnover rate (%) ...................................   41.77
Average commission rate paid (b) ..............................  $.0562

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities.
*   Annualized
**  Not annualized

                           GLOBAL DISCOVERY PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                               10.0%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------

                                        2,050,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at $2,050,740
                                                      on 1/2/98 collateralized by a $2,060,000 U.S. Treasury
                                                      Note, 5.5%, 11/15/98 (Cost $2,050,000) ................
2,050,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               90.0%             COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                           Shares
                                      ------------------------------------------------------------------------------------
Argentina                       1.4%
                                            6,000   Banco Rio de la Plata S.A.* (Private bank) ..............
84,000
                                           69,522   Dalmine Siderca (Steel producer) ........................
193,305
                                                                                                               -----------
                                                                                                                   277,305
                                                                                                               -----------
Austria                         1.4%
                                            1,800   Schoeller Bleckmann Oilfield Equipment AG (Manufacturer
                                                      of components for oil and gas drilling equipment) .....
188,101
                                            1,000   VAE Eisenbahnsysteme AG (Manufacturer of electronic
                                                      railroad control systems) .............................       87,876
                                                                                                               -----------
                                                                                                                   275,977
                                                                                                               -----------
Bermuda                         1.2%
                                            6,200   Axogen Ltd. Units* (Future development of therapeutic
                                                      products for treatment of neurological disorders) .....
246,450
                                                                                                               -----------
Canada                          0.4%
                                           20,500   Canadian 88 Energy Corp.* (Oil and natural gas
                                                      exploration and production) ...........................       60,967
                                           11,000   StressGen Biotechnologies Corp. "A" (Developer of
                                                      products for treatment of cancer and certain
                                                      infectious diseases) ..................................       23,862
                                                                                                               -----------
                                                                                                                    84,829
                                                                                                               -----------
Chile                           0.4%
                                            6,600   Linea Aerea Nacional de Chile-SP ADR* (Provider of
                                                      domestic and international passenger and cargo air
                                                      services) .............................................       89,925
                                                                                                               -----------
Croatia                         0.1%
                                            1,400   Pliva D.D. (GDR) (Pharmaceutical company) ...............
24,710
                                                                                                               -----------
France                          1.1%
                                              101   Altran Technologies, S.A. (Engineering and consulting
                                                      services for aerospace, telecommunications and
                                                      electronics fields) ...................................       30,870
                                            6,554   Dassault Systemes S.A. (Computer aided design,
                                                      manufacturing and engineering software products) ......
199,777
                                                                                                               -----------
                                                                                                                   230,647
                                                                                                               -----------
Germany                         1.7%
                                            1,029   Beta Systems Software AG (Developer of processing
                                                      automation software) ..................................       82,652
                                              810   Marschollek Lautenschlaeger und Partner AG (pfd)
                                                      (Leading independent life insurance company) ..........
204,864
                                            2,400   Pfeifer Vacuum Technology AG* (Manufacturer of various
                                                      pumps and vacuum systems) .............................       67,350
                                                                                                               -----------
                                                                                                                   354,866
                                                                                                               -----------
Hungary                         2.2%
                                            2,000   Richter Gedeon Rt  (GDR) (Pharmaceutical company) .......
 232,500
                                            2,000   Richter Gedeon Rt .......................................      227,441
                                                                                                               -----------
                                                                                                                   459,941
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Ireland                         8.0%
                                           53,400   Bank of Ireland PLC (Bank) ..............................      822,365
                                            6,500   ESAT Telecom Group PLC* (ADR) (Provider of
                                                      telecommunication services in the Republic of Ireland).
87,344
                                           10,500   Irish Continental Group PLC (Transport of passengers,
                                                      freight and containers between Ireland, the U.K. and
                                                      the continent) ........................................      128,524
                                           46,800   Irish Life PLC (Provider of life and disability
                                                      insurance and pensions) ...............................      268,440
                                           10,387   Irish Permanent PLC (Retail financial services group) ...
110,139
                                           29,100   Jury's Hotel Group PLC (Hotel operator) (a) .............
170,642
                                           69,200   Ryan Hotels PLC (Owner and operator of hotel chain) .....
 58,603
                                                                                                               -----------
                                                                                                                 1,646,057
                                                                                                               -----------
Italy                           3.1%
                                           12,100   Aeroporti di Roma SpA* (Management of Fiumicino and
                                                      Ciampino airports) ....................................      125,514
                                           30,000   Bulgari SpA (Manufacturer and retailer of fine jewelry,
                                                      luxury watches and perfumes) ..........................      152,629
                                           11,900   Saes Getters SpA di Risparmio (Manufacturer of getters,
                                                      refined chemicals used in cathode ray tubes and other
                                                      monitors) .............................................      113,349
                                           44,500   Saipem SpA (International contractor in oil and gas
                                                      exploration and drilling, construction of refineries
                                                      and pipelines) ........................................      233,946
                                                                                                               -----------
                                                                                                                   625,438
                                                                                                               -----------
Japan                           4.2%
                                            2,100   Nichiei Co., Ltd. (Finance company for small- and
                                                      medium-sized firms) ...................................      223,592
                                            2,700   Riso Kagaku Corp. (Manufacturer of copying machines) ....
 154,493
                                            1,600   Shohkoh Fund & Co., Ltd. (Finance company for small- and
                                                      medium-sized firms) ...................................      487,782
                                                                                                               -----------
                                                                                                                   865,867
                                                                                                               -----------
Luxembourg                      2.6%
                                           14,000   Millicom International Cellular S.A.* (Developer and
                                                      operator of cellular telephone networks) ..............      526,750
                                                                                                               -----------
Mexico                          0.6%
                                            5,300   TV Azteca, S.A. de C.V.* (ADR) (Owner and operator of
                                                      national television networks) .........................      119,581
                                                                                                               -----------
Netherlands                     3.1%
                                            4,000   De Telegraaf Holding NV (Leading publisher of
                                                      newspapers, magazines and books) ......................       75,356
                                            7,400   IHC Caland NV (Dredging and offshore services) ..........
383,923
                                            7,800   Koninklijke Nedlloyd Groep NV (Container shipping and
                                                      transportation) .......................................      176,949
                                                                                                               -----------
                                                                                                                   636,228
                                                                                                               -----------
Poland                          0.5%
                                            4,400   Debica S.A. "A" (Tire manufacturer) .....................
109,844
                                                                                                               -----------
Portugal                        3.8%
                                            9,673   Jeromino Martins S.A. (New) (Food producer and
                                                      retailer)(a) ..........................................      297,721
                                            6,649   Jeronimo Martins S.A. ...................................      210,976
                                            2,600   Telecel-Comunicacoes Pessoais, S.A. (Cellular
                                                      communication services) ...............................      277,023
                                                                                                               -----------
                                                                                                                   785,720
                                                                                                               -----------
Spain                           0.7%
                                            3,000   Aldeasa S.A.* (Operator of airport duty-free shops) .....
63,604
                                            1,100   Tele Pizza, S.A. (Operator of fast-food pizza
                                                      restaurants in Spain, Portugal, Poland, Mexico and
                                                      Chile) ................................................       88,809
                                                                                                               -----------
                                                                                                                   152,413
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Sweden                          1.1%
                                            3,300   OM Gruppen AB (Free) (Operator of financial exchanges
                                                      and clearing organizations) ...........................      120,135
                                            5,400   TV 4 AB (Broadcaster of news, sports, documentaries,
                                                      entertainment; program producer) ......................       99,312
                                                                                                               -----------
                                                                                                                   219,447
                                                                                                               -----------
Switzerland                     0.5%
                                              206   Phoenix Mecano AG (Bearer) (Manufacturer of housings and
                                                      components for computers) .............................      105,009
                                                                                                               -----------
United Kingdom                 10.5%
                                           14,500   Avis Europe PLC (Car rental services) ...................
41,436
                                           15,100   Central European Media Enterprises Ltd. "A" (Owner and
                                                      operator of national and regional private commercial
                                                      television stations in central Europe and Germany) ....
381,275
                                           80,500   Corporate Services Group PLC (Employment services and
                                                      training) .............................................      281,605
                                           25,400   Expro International Group PLC (Provider of oilfield
                                                      services) .............................................      224,847
                                            9,400   Games Workshop Group PLC (Manufacturer of table top
war
                                                      game systems and miniatures) ..........................       90,313
                                           33,400   Provident Financial PLC (Personal finance group) ........
438,836
                                            7,800   RM PLC (Information technology solutions for educational
                                                      markets) ..............................................      102,162
                                           40,600   Serco Group PLC (Facilities management company) .........
 580,111
                                                                                                               -----------
                                                                                                                 2,140,585
                                                                                                               -----------
United States                  41.4%
                                            3,600   Aptargroup, Inc. (Manufacturer of packaging equipment
                                                      components) ...........................................      199,800
                                            4,800   BE Aerospace* (Airline audio/video control systems) .....
128,400
                                            4,300   Barrett Resources Corp.* (Oil and gas exploration and
                                                      production) ...........................................      130,075
                                           11,300   Benton Oil & Gas Co.* (Oil and gas exploration,
                                                      development and production) ...........................      146,194
                                           13,900   Billing Concepts* (Billing and information management
                                                      services) .............................................      667,200
                                            5,400   CapMAC Holdings Inc. (Provider of financial guaranty
                                                      insurance) ............................................      187,650
                                            3,600   Cintas Corp. (Uniform rentals) ..........................      140,400
                                            7,900   Cognex Corp.* (Manufacturer of machine vision systems) ..
  215,275
                                            8,500   Concentra Managed Care, Inc. (Provider of integrated
                                                      nonrisk-bearing workers' compensation managed care) ...
286,875
                                           13,500   Consolidated Freightways Corp. (Less-than-truckload
                                                      shipping services) ....................................      183,938
                                           31,700   Corporate Express, Inc.* (Retailer of office supply
                                                      products through telephone ordering system, fax and
                                                      electronic data interchange) ..........................      408,138
                                              200   CytoTherapeutics, Inc.* (Developer of therapeutic
                                                      products for treatment of certain chronic and
                                                      disabling diseases) ...................................          800
                                            3,200   DuPont Photomasks, Inc.* (Manufacturer of photomasks
                                                      used in semiconductor production) .....................      111,600
                                            2,500   ESC Medical Systems Ltd.* (Producer of devices for
                                                      non-invasive treatment of benign vascular lesions) ....
96,875
                                            6,900   Fiserv Inc.* (Data processing services) .................
338,963
                                            3,000   G & K Services Inc. "A" (Uniform rentals) ...............
126,000
                                           19,100   General Communication, Inc. "A" * (Telecommunication
                                                      services) .............................................      126,538
                                            6,200   Hain Food Group, Inc.* (Provider of specialty food
                                                      products) .............................................       56,963
                                              500   Healthcare Recoveries, Inc. (Provider of recovery
                                                      services for private healthcare payors) ...............       11,125


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                            6,366   IDX Systems Corp.* (Provider of health care information
                                                      systems to physician groups and academic medical
                                                      centers) ..............................................      235,542
                                            1,400   JLK Direct Distribution Inc. "A" (Manufacturer of
                                                      metalworking tools) ...................................       39,200
                                            4,500   La Quinta Inns, Inc. (Owner and operator of motel chain).
86,906
                                           24,200   Network Appliance, Inc. (Designer and manufacturer of
                                                      network data storage devices) .........................      859,100
                                            4,900   Samsonite Corp.* (Luggage manufacturer) .................
154,963
                                            1,400   Security Dynamics Technologies, Inc.* (Designer,
                                                      developer and supporter of a family of security
                                                      products used to manage access to computer-based
                                                      information resources) ................................       50,050
                                            3,700   Sepracor, Inc.* (Developer of enhanced forms of existing
                                                      pharmaceuticals) ......................................      148,231
                                           22,900   Sitel Corp.* (Nebraska based telemarketing company for
                                                      major credit card and insurance companies) ............
208,963
                                           14,500   Sola International, Inc.* (Manufacturer of plastic
                                                      eyeglass lenses) ......................................      471,250
                                           17,825   Sterling Commerce, Inc.* (Producer of electronic data
                                                      interchange products and services) ....................      685,148
                                            4,100   Suiza Foods Corp. (Food distributor) ....................
244,206
                                            2,600   Symbol Technologies Inc. (Manufacturer of bar code laser
                                                      scanners) .............................................       98,150
                                           32,800   TCI Satellite Entertainment, Inc. (Television
                                                      programming via digital satellite) ....................      225,500
                                            5,700   Tech Data Corp.* (Distributor of microcomputers,
                                                      hardware and software) ................................      221,588
                                            7,300   Tiffany & Co. (Retailer of jewelry and gift items) ......
263,256
                                            7,466   Total Renal Care Holdings, Inc.* (Dialysis services for
                                                      treatment of chronic kidney failure) ..................      205,315
                                            3,200   Tower Realty Trust, Inc. (REIT) (Developer and manager
                                                      of office properties) .................................       78,800
                                            1,650   Vincam Group Inc.* (Provider of solutions to
                                                      complexities and costs of employment and personnel) ...
43,931
                                            9,250   Vitesse Semiconductor Corp.* (Manufacturer of digital
                                                      integrated circuits) ..................................      349,188
                                            5,000   Wackenhut Corrections Corp.* (Manager of privatized
                                                      correctional and detention facilities) ................      134,375
                                            3,700   Wesley Jessen VisionCare, Inc.* (Manufacturer of soft
                                                      contact lenses) .......................................      144,300
                                                                                                               -----------
                                                                                                                 8,510,771
                                                                                                               -----------
                                                    Total Common Stocks (Cost $16,023,416) ..................
18,488,360
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                      (Cost $18,073,416) (b) ................................   20,538,360
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) Security valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $468,363 (2.33% of net assets). The value has been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $319,091. The security may also have certain restrictions as to resale.


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------
(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $18,381,163 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of market value
      over tax cost .............................................   $  3,139,334
    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      market value ..............................................        982,137
                                                                    ------------
    Net unrealized appreciation .................................   $  2,157,197
                                                                    ============
--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1997, aggregated $14,948,190 and $14,200,205, respectively.
--------------------------------------------------------------------------------
    From November 1, 1997 through December 31, 1997, the Global Discovery Portfolio incurred approximately $110,514 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1998.

    Forward Currency Exchange Contracts:

    At December 31, 1997, the Global Discovery Portfolio had the following forward foreign currency exchange contract outstanding, resulting in net unrealized appreciation of $1,760.

                                                                           Net Unrealized
                                                                           Appreciation/
                                                              Settlement   (Depreciation)
    Contracts to Deliver           In Exchange For               Date          (U.S.$)
    ----------------------------   ------------------------   ----------   --------------
    Japanese Yen      36,000,000   U.S. Dollars     284,248    6/15/98         1,760
                                                                               =====


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
----------------------------------------------------------------------------------------------------
Assets
Investments, at market (including repurchase agreements of $2,050,000)
   (identified cost $18,073,416) .....................................                  $ 20,538,360
Foreign currency, at market (cost $98,122) ...........................                        97,465
Unrealized appreciation on forward currency exchange contracts .......                         1,760
Receivables:
   Investments sold ..................................................                        15,476
   Foreign taxes recoverable .........................................                         1,439
   Dividends and interest ............................................                         9,471
Other assets .........................................................                           235
                                                                                        ------------
      Total assets ...................................................                    20,664,206
Liabilities
Payables:
   Accrued Management Fee ............................................   $  11,636
   Investments purchased .............................................     504,281
   Other payables and accrued expenses ...............................      33,148
                                                                         ---------
      Total liabilities ..............................................                       549,065
                                                                                        ------------
Net assets, at market value ..........................................                  $ 20,115,141
                                                                                        ============
Net Assets Net assets consist of:
   Undistributed net investment income ...............................                       348,103
   Net unrealized appreciation (depreciation) on:
      Investments ....................................................                     2,464,944
      Foreign currency related transactions ..........................                         1,304
   Accumulated net realized gain (loss) ..............................                      (235,671)
   Paid-in capital ...................................................                    17,536,461
                                                                                        ------------
Net assets, at market value ..........................................                  $ 20,115,141
                                                                                        ============
Class A
Netasset value, offering and redemption price per share
   ($17,892,612 / 2,526,754 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ....                        $ 7.08
                                                                                              ======
Class B
Netasset value, offering and redemption price per share
   ($2,222,529 / 314,140 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ....                        $ 7.07
                                                                                              ======


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
--------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $12,473) ...........                 $   117,334
      Interest .......................................................                      78,926
                                                                                       -----------
                                                                                           196,260
   Expenses:
      Management fee .................................................   $   179,723
      Trustees' fees and expenses ....................................        18,063
      Accounting fees ................................................        61,692
      Distribution fees  (Class B) ...................................         2,202
      Custodian fees .................................................        58,614
      Reports to shareholders ........................................           406
      Auditing .......................................................         5,106
      Legal ..........................................................         5,329
      Other ..........................................................         3,330
                                                                         -----------
      Total expenses before reductions ...............................       334,465
      Expense reductions .............................................       (53,711)
                                                                         -----------
   Expenses, net .....................................................                     280,754
                                                                                       -----------
   Net investment loss ...............................................                     (84,494)
                                                                                       -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ....................................................        62,305
      Foreign currency related transactions ..........................       193,091       255,396
                                                                         -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ....................................................     1,804,823
      Foreign currency related transactions ..........................       (15,363)    1,789,460
                                                                         -----------   -----------
   Net gain (loss) on investment transactions ........................                   2,044,856
                                                                                       -----------
Net increase (decrease) in net assets resulting from operations ......                 $ 1,960,362
                                                                                       ===========


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      For the Period
                                                                                        May 1, 1996
                                                                            Year      (commencement
                                                                           Ended      of operations)
                                                                        December 31,  to December 31,
Increase (Decrease) in Net Assets                                           1997           1996
----------------------------------------------------------------------------------------------------
Operations:
   Net investment loss ..............................................  $    (84,494)  $    (11,146)
   Net realized gain (loss) from investment transactions ............       255,396         36,987
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ................................     1,789,460        676,788
                                                                       ------------   ------------
Net increase (decrease) in net assets resulting from operations .....     1,960,362        702,629
                                                                       ------------   ------------
Distributions to shareholders from:
   Net investment income (Class A) ..................................       (56,210)            --
                                                                       ------------   ------------
   Net realized gains from investment transactions (Class A) ........       (28,105)            --
                                                                       ------------   ------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ........................................     8,909,818     18,871,561
   Net asset value of shares issued to shareholders
      in reinvestment of distributions ..............................        84,315             --
   Cost of shares redeemed ..........................................    (9,691,134)    (2,817,526)
                                                                       ------------   ------------
Net increase (decrease) in net assets from Class A share transactions      (697,001)    16,054,035
                                                                       ------------   ------------
Class B*
   Proceeds from shares sold ........................................     2,500,974             --
   Cost of shares redeemed ..........................................      (322,143)            --
                                                                       ------------   ------------
Net increase (decrease) in net assets from Class B share transactions     2,178,831             --
                                                                       ------------   ------------
Increase (decrease) in net assets ...................................     3,357,877     16,756,664
Net assets at beginning of period ...................................    16,757,264            600
                                                                       ------------   ------------
Net assets at end of period (including undistributed net investment
   income of $348,103 and $44,728, respectively) ....................  $ 20,115,141   $ 16,757,264
                                                                       ============   ============
Other Information
Increase (decrease) in Portfolio shares
Class A
   Shares outstanding at beginning of period ........................     2,647,089            100
                                                                       ------------   ------------
   Shares sold ......................................................     1,316,648      3,107,414
   Shares issued to shareholders in reinvestment of distributions ...        13,469             --
   Shares redeemed ..................................................    (1,450,452)      (460,425)
                                                                       ------------   ------------
   Net increase (decrease) in Portfolio shares ......................      (120,335)     2,646,989
                                                                       ------------   ------------
Shares outstanding at end of period .................................     2,526,754      2,647,089
                                                                       ============   ============
Class B*
   Shares outstanding at beginning of period ........................            --             --
                                                                       ------------   ------------
   Shares sold ......................................................       358,842             --
   Shares redeemed ..................................................       (44,702)            --
                                                                       ------------   ------------
   Net increase (decrease) in Portfolio shares ......................       314,140             --
                                                                       ------------   ------------
Shares outstanding at end of period .................................       314,140             --
                                                                       ============   ============

* For the period May 2, 1997 (commencement of sale of Class B shares) to December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                                    For the Period
                                                                                      May 1, 1996
   CLASS A (c)                                                           Year      (commencement of
-----------------                                                       Ended       operations) to
                                                                     December 31,    December 31,
                                                                         1997            1996
                                                                     -----------   ----------------
Net asset value, beginning of period ...............................  $   6.33       $   6.00(b)
                                                                      --------       --------
Income from investment operations:
  Net investment loss ..............................................      (.03)          (.01)
  Net realized and unrealized gain (loss) on investment transactions       .81            .34
                                                                      --------       --------
Total from investment operations ...................................       .78            .33
                                                                      --------       --------
Less distributions from:
  Net investment income ............................................      (.02)            --
  Net realized gains on investment transactions ....................      (.01)            --
                                                                      --------       --------
Total distributions ................................................      (.03)            --
                                                                      --------       --------
Net asset value, end of period .....................................  $   7.08       $   6.33
                                                                      ========       ========
Total Return (%) (d) ...............................................     12.38           5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .............................        18             17
Ratio of operating expenses, net to average daily net assets (%) ...      1.50           1.50*
Ratio of operating expenses before expense reductions, to average
  daily net assets (%) .............................................      1.79           2.32*
Ratio of net investment loss to average daily net assets (%) .......      (.44)          (.13)*
Portfolio turnover rate (%) ........................................     83.16          50.31*
Average commission rate paid (e) ...................................  $  .0032       $  .0029

(a) Based on average shares outstanding during the period.
(b) Original capital
(c) On May 2, 1997 existing shares were designated as Class A shares.
(d) Total returns would have been lower had certain expenses not been reduced.
(e) Average commission rate paid per share of common and preferred securities.
*   Annualized
**  Not annualized

                           GLOBAL DISCOVERY PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                    For the Period
                                                                                      May 2, 1997
   CLASS B                                                                         (commencement of
--------------                                                                  sale of Class B shares)
                                                                                     to December 31,
                                                                                         1996
                                                                                ----------------------
Net asset value, beginning of period .............................................    $ 6.20
                                                                                      ------
Income from investment operations:
  Net investment loss ............................................................      (.04)
  Net realized and unrealized gain (loss) on investment transactions .............       .91
                                                                                      ------
Total from investment operations .................................................       .87
                                                                                      ------
Net asset value, end of period ...................................................    $ 7.07
                                                                                      ======
Total Return (%) (b) .............................................................     14.03**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................         2
Ratio of operating expenses, net to average daily net assets (%) .................      1.75*
Ratio of operating expenses, before reductions, to average daily net assets (%) ..      2.00*
Ratio of net investment loss to average daily net assets (%) .....................      (.89)*
Portfolio turnover rate (%) ......................................................     83.16
Average commission rate paid (c) .................................................    $.0032

(a) Based on average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred securities.
*   Annualized
**  Not annualized

                             INTERNATIONAL PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                3.2%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------

                                  U.S.$13,500,000   Repurchase Agreement with Donaldson, Lufkin &
                                                      Jenrette dated 12/31/97 at 6.5%, to be repurchased
                                                      at $13,504,875 on 1/2/98, collateralized by a
                                                      $10,276,000 U.S. Treasury Bond, 8.5%, 2/15/20
                                                      (Cost $13,500,000) ....................................   13,500,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                0.3%             CONVERTIBLE BONDS
                                      ------------------------------------------------------------------------------------
Japan
                                 JPY  212,000,000   Softbank Corp., 0.5%, 03/29/02 (Cost $2,136,453)
 ........    1,266,641
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               96.5%             COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                           Shares
                                      ------------------------------------------------------------------------------------
Argentina                       0.7%
                                           90,100   YPF S.A. "D" (ADR) (Petroleum company) ..................
3,080,294
                                                                                                               -----------
Brazil                          1.0%
                                          140,180   Companhia Vale do Rio Doce (pfd.) (Diverse mining and
                                                      industrial complex) ...................................    2,782,122
                                          252,474   Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel
                                                      manufacturer) .........................................    1,493,059
                                                                                                               -----------
                                                                                                                 4,275,181
                                                                                                               -----------
Canada                          1.2%
                                          109,500   Canadian National Railway Co. (Major railroad operator)..
5,156,817
                                                                                                               -----------
China                           0.8%
                                        3,340,900   Anhui Expressway Co., Ltd. "H" (Developer and manager
of
                                                      toll highways in Anhui province) ......................      577,727
                                          124,500   China Telecommunications (Telecommunication services) ...
    213,686
                                          281,400   GZI Transport Ltd. (Developer and operator of toll
                                                      highways in Guangdong Province) .......................       94,417
                                          101,674   Guangshen Railway Co. Ltd. (ADR) (Operator of only
                                                      railroad in the Pearl River delta) ....................    1,366,244
                                        2,452,300   Jiangsu Expressway Co., Ltd. "H" (Builder and manager of
                                                      the Shanghai-Nanjing expressway) ......................      506,347
                                        2,486,400   Shenzhen Expressway Co. "H" (Highway developer) .........
    481,301
                                                                                                               -----------
                                                                                                                 3,239,722
                                                                                                               -----------
Finland                         1.9%
                                           61,000   Nokia AB Oy "A" (Leading manufacturer of
                                                      telecommunications equipment and cellular telephones)..
4,332,196
                                          102,000   Pohjola Insurance Co., Ltd. "B" (Insurance company) .....
3,781,105
                                                                                                               -----------
                                                                                                                 8,113,301
                                                                                                               -----------
France                         14.7%
                                           41,794   AXA-UAP S.A. (Insurance group providing insurance,
                                                      finance and real estate services) .....................    3,233,134
                                           23,098   Accor S.A.* (Catering, hotels, travel services) .........
4,293,465
                                           44,733   Alcatel Alsthom (Manufacturer of transportation,
                                                      telecommunication and energy equipment) ...............
5,684,509
                                          113,991   Assurances Generales de France* (Markets health, life,
                                                      and liability insurance) ..............................    6,038,493
                                            7,393   Carrefour (Hypermarket operator and food retailer) ......
3,856,150
                                           14,151   Christian Dior (Leading fashion house) ..................
1,450,360
                                           25,977   Compagnie Financiere de Paribas (Finance and investment
                                                      company) ..............................................    2,256,806


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                           35,926   Credit Commercial de France (Bank) ......................
2,461,707
                                           85,966   France Telecom S.A.* (Telecommunication services) .......
3,117,339
                                           40,018   Lagardere S.C.A. (Holding company with interests in
                                                      publishing, defense, audiovisual production and
                                                      services, telecommunications and media) ...............
1,322,854
                                           12,923   Renault S.A. (Manufacturer of automobiles, buses,
                                                      industrial and agricultural vehicles) .................    3,842,553
                                          102,212   Rhone-Poulenc S.A. "A" (Medical, agricultural and
                                                      consumer chemicals) ...................................    4,577,468
                                           62,716   Schneider S.A. (Manufacturer of electronic components
                                                      and automated manufacturing systems) ..................
3,404,583
                                           44,135   Societe Lyonnaise des Eaux SA (Water utility) ...........
4,882,709
                                           53,869   Societe Nationale Elf Aquitaine (Petroleum company) .....
6,263,837
                                          101,824   Thomson CSF (Manufacturer of aerospace systems and
                                                      industrial electronics products) ......................    3,208,640
                                           24,496   Total S.A. "B" (International oil and gas exploration,
                                                      development and production) ...........................    2,665,262
                                                                                                               -----------
                                                                                                                62,559,869
                                                                                                               -----------
Germany                        17.6%
                                           22,591   Allianz AG (Multi-line insurance company) ...............
5,851,810
                                           96,488   BASF AG (Leading international chemical producer) .......
3,419,183
                                          147,800   Bayerische Vereinsbank AG (Commercial bank) .............
9,669,850
                                          208,500   Commerzbank AG (Worldwide multi-service bank) ...........
8,205,559
                                          104,437   Dresdner Bank AG (Universal bank) .......................
4,818,383
                                           16,771   Heidelberger Druckmaschinen (Manufacturer of printing
                                                      machinery) ............................................      922,918
                                           81,450   Hoechst AG (Chemical producer) ..........................
2,852,335
                                           10,760   Mannesmann AG (Bearer) (Diversified construction and
                                                      technology company) ...................................    5,436,820
                                           16,740   Muenchener Rueckversicherungs-Gesellschaft AG
                                                      (Registered) (Insurance company) ......................    6,308,905
                                          146,700   RWE AG (pfd.) (Producer and marketer of petroleum and
                                                      chemical products) ....................................    6,197,443
                                           11,900   SAP AG (pfd.) (Computer software manufacturer) ..........
3,892,802
                                           36,600   Schering AG (Pharmaceutical and chemical producer) ......
3,529,794
                                           36,275   Siemens AG (Leading electrical engineering and
                                                      electronics company) ..................................    2,147,464
                                           14,823   Thyssen AG (Manufacturer of capital goods and steel
                                                      products) .............................................    3,172,237
                                           90,700   VEBA AG (Electric utility, distributor of oil and
                                                      chemicals) ............................................    6,176,070
                                            4,175   VIAG AG (Provider of electrical power and natural gas
                                                      services, aluminum products, chemicals, ceramics and
                                                      glass) ................................................    2,248,791
                                                                                                               -----------
                                                                                                                74,850,364
                                                                                                               -----------
Hong Kong                       3.7%
                                          268,700   Cheung Kong Holdings Ltd. (Real estate company) .........
1,759,779
                                          162,200   Citic Pacific Ltd. (Diversified holding company) ........
646,791
                                        1,214,400   Cosco Pacific Ltd. (Investment holding company) .........
987,317
                                          634,400   Great Eagle Holdings Ltd. (Property development) ........
888,275
                                          126,900   Great Eagle Holdings Ltd. Warrants* (expire 11/30/98) ...
  16,376
                                          149,690   HSBC Holdings Ltd. (Bank) ...............................
3,689,610
                                              538   Hong Kong & China Gas Co., Ltd. (Gas utility) ...........
1,045
                                          313,200   Hutchison Whampoa, Ltd. (Container terminal and real
                                                      estate company) .......................................    1,960,279
                                        1,066,900   Kerry Properties, Ltd. (Real estate company) ............
1,762,333
                                          451,000   New World Development Co., Ltd. (Property investment
and
                                                      development, construction and engineering, hotels and
                                                      restaurants, telecommunications) ......................    1,559,788
                                          113,200   New World Infrastructure Ltd.* (Investment and operation
                                                      of infrastructure projects) ...........................      256,376


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                          584,600   Television Broadcasts, Ltd. (Television broadcasting) ...
1,667,268
                                        2,668,700   Zhejiang Expressway Co., Ltd. (Road construction and
                                                      management) ...........................................      540,697
                                                                                                               -----------
                                                                                                                15,735,934
                                                                                                               -----------
Indonesia                       0.2%
                                           19,570   Asia Pacific Resources International Holdings Ltd.
                                                      (Manufacturer of rayon fiber for Asian textile
                                                      markets, owner of world's leading paper pulp mill) ....
36,694
                                        1,708,800   Indah Kiat Pulp & Paper (Foreign registered) (Producer
                                                      of pulp and paper) ....................................      302,924
                                          400,000   Indocement Tunggal Prakarsa (Foreign Registered)
                                                      (Multi-business group with 3 major divisions namely
                                                      cement, food, and property) ...........................      130,909
                                          924,570   Pabrik Kertas Tjiwi Kimia (Operator of a pulp and paper
                                                      factory) ..............................................      226,940
                                                                                                               -----------
                                                                                                                   697,467
                                                                                                               -----------
Italy                           3.1%
                                        2,506,600   Istituto Nazionale delle Assicurazione (Insurance
                                                      company) ..............................................    5,079,797
                                        1,754,000   Telecom Italia Mobile SpA (Cellular telecommunication
                                                      services) .............................................    8,095,766
                                                                                                               -----------
                                                                                                                13,175,563
                                                                                                               -----------
Japan                          15.4%
                                           59,000   Advantest Corp. (Producer of measuring instruments and
                                                      semiconductor testing devices) ........................    3,344,313
                                          149,000   Bridgestone Corp. (Leading automobile tire manufacturer).
3,229,950
                                          212,000   Canon Inc. (Leading producer of visual image and
                                                      information equipment) ................................    4,936,653
                                          537,000   Daiwa Securities Co., Ltd. (Brokerage and other
                                                      financial services) ...................................    1,851,015
                                          392,000   Fujitsu Ltd. (Leading manufacturer of computers) ........
4,203,753
                                          101,000   Hitachi Construction Machinery Co., Ltd. (Leading maker
                                                      of hydraulic shovels) .................................      317,970
                                           30,500   Keyence Corp. (Specialized manufacturer of sensors) .....
4,509,000
                                          148,000   Matsushita Electric Works, Inc. (Leading maker of
                                                      building materials and lighting equipment) ............
1,281,042
                                          213,000   Minebea Co., Ltd. (Manufacturer of bearings, electronic
                                                      equipment, machinery parts) ...........................    2,284,182
                                           48,200   Nichiei Co., Ltd. (Finance company for small and
                                                      medium-sized firms) ...................................    5,131,980
                                           47,900   Nintendo Co., Ltd. (Game equipment manufacturer) ........
4,696,438
                                              327   Nippon Telegraph & Telephone Corp. (Leading
                                                      telecommunications company) ...........................    2,805,362
                                          237,000   Nomura Securities Co., Ltd. (Financial advisor,
                                                      securities broker and underwriter) ....................    3,158,790
                                           46,800   Orix Corp. (Major leasing company) ......................
3,262,198
                                          207,000   Ricoh Co., Ltd. (Leading maker of copiers and
                                                      information equipment) ................................    2,568,671
                                           46,500   SMC Corp. (Leading maker of pneumatic equipment) ........
4,096,132
                                           38,000   Secom Co., Ltd. (Electronic security system operator) ...
2,427,576
                                            9,800   Shohkoh Fund & Co., Ltd. (Finance company for small and
                                                      medium-sized firms) ...................................    2,987,668
                                           49,300   Sony Corp. (Consumer electronic products manufacturer) ..
4,380,544
                                          906,000   Sumitomo Metal Industries, Ltd. (Leading integrated
                                                      crude steel producer) .................................    1,158,958
                                           87,000   Tokyo Electron Ltd. (Leading semiconductor production
                                                      equipment manufacturer) ...............................    2,785,599
                                                                                                               -----------
                                                                                                                65,417,794
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Malaysia                        0.4%
                                          842,700   Arab Malaysian Finance Berhad (Foreign registered)
                                                      (Licensed finance company) ............................      168,995
                                          570,800   Arab-Malaysian Corp. (Investment holding company with
                                                      interests in financial services, infrastructure and
                                                      property) .............................................      168,767
                                          145,700   Malayan Banking Berhad (Leading banking and financial
                                                      services group) .......................................      423,296
                                          905,933   Malaysian Resources Corp. (Property development and
                                                      investment) ...........................................      209,626
                                        1,045,700   Multi-Purpose Holdings Berhad (Investment holding
                                                      company) ..............................................      268,852
                                          411,300   United Engineers (Malaysia) Berhad (Leading
                                                      comprehensive contractor) (a) .........................      342,618
                                                                                                               -----------
                                                                                                                 1,582,154
                                                                                                               -----------
Netherlands                     4.5%
                                           64,100   AEGON Insurance Group NV (Insurance company) ............
  5,705,997
                                           12,700   Akzo-Nobel NV (Chemical producer) .......................
2,189,634
                                          108,570   Elsevier NV (International publisher of scientific,
                                                      professional, business, and consumer information
                                                      books) ................................................    1,756,224
                                           23,150   Heineken Holdings NV "A" (Brewery) ......................
3,562,065
                                           60,700   Philips Electronics NV (Leading manufacturer of
                                                      electrical equipment) .................................    3,640,144
                                           41,500   Royal Dutch Petroleum Co. (Owner of 60% of Royal
                                                      Dutch/Shell Group) ....................................    2,277,926
                                                                                                               -----------
                                                                                                                19,131,990
                                                                                                               -----------
Philippines                     0.7%
                                          358,000   Ayala Land, Inc. "B" (Real estate and land developer) ...
141,432
                                        4,935,000   C & P Homes, Inc. (Home construction company) ...........
  287,570
                                          492,483   Manila Electric Co. "B" (Electric utility) ..............
1,629,450
                                          154,856   Metropolitan Bank and Trust Company (Commercial bank
and
                                                      trust company) ........................................    1,041,932
                                                                                                               -----------
                                                                                                                 3,100,384
                                                                                                               -----------
Portugal                        2.6%
                                           90,576   Jeromino Martins S.A. (New) (Food producer and
                                                      retailer) (a) .........................................    2,787,802
                                           31,984   Jeronimo Martins S.A. ...................................    1,014,869
                                          160,000   Portugal Telecom S.A. (Telecommunication services) ......
7,424,070
                                                                                                               -----------
                                                                                                                11,226,741
                                                                                                               -----------
Sweden                          3.7%
                                          135,000   AGA AB "B" (Free) (Producer and distributor of
                                                      industrial and medical gases) .........................    1,785,579
                                          135,892   L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                      manufacturer of cellular telephone equipment) .........
5,070,470
                                          186,200   Skandia Foersaekrings AB (Free) (Financial conglomerate).
 8,783,904
                                                                                                               -----------
                                                                                                                15,639,953
                                                                                                               -----------
Switzerland                     9.0%
                                           41,999   Ciba Specialty Chemical (Registered) (Manufacturer of
                                                      chemical products for plastics, coatings, fibers and
                                                      fabrics) ..............................................    5,000,223
                                            6,716   Clariant AG (Registered) (Manufacturer of color
                                                      chemicals) ............................................    5,606,240
                                           42,222   Credit Suisse Group (Registered) (Provider of bank
                                                      services, management services and life insurance) .....
6,529,026
                                            2,602   Nestle S.A. (Registered) (Food manufacturer) ............
3,897,214
                                            2,657   Novartis AG (Bearer) (Pharmaceutical company) ...........
4,317,739
                                            3,339   Novartis AG (Registered) ................................    5,414,595


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                              462   Roche Holdings AG (PC) (Producer of drugs and medicines)
 4,585,228
                                            2,086   Union Bank of Switzerland (Bearer) (Bank) ...............
3,014,459
                                                                                                               -----------
                                                                                                                38,364,724
                                                                                                               -----------
United Kingdom                 14.5%
                                          190,850   Avis Europe PLC (Car rental services) ...................
545,390
                                          270,448   BOC Group PLC (Producer of industrial gases) ............
4,446,139
                                          338,668   British Petroleum PLC (Major integrated world oil
                                                      company) ..............................................    4,479,668
                                          471,700   Carlton Communications PLC (Television post production
                                                      products and services) ................................    3,641,071
                                          714,599   General Electric Co., PLC (Manufacturer of power,
                                                      communications and defense equipment and other various
                                                      electrical components) ................................    4,629,935
                                          199,088   Glaxo Wellcome PLC (Pharmaceutical company) .............
4,745,933
                                          246,450   Imperial Chemical Industries PLC (Leading international
                                                      chemical producer) ....................................    3,849,238
                                          304,750   Pearson PLC (Diversified media and entertainment holding
                                                      company) ..............................................    3,959,001
                                        1,003,979   Pilkington PLC (Manufacturer of glass for building and
                                                      transport markets) ....................................    2,102,327
                                          460,297   PowerGen PLC (Electric utility) .........................
5,987,269
                                          166,557   Rio Tinto, PLC (Mining and finance company) .............
2,052,953
                                          341,002   Reuters Holdings PLC (International news agency) ........
3,724,294
                                          659,873   SmithKline Beecham PLC (Manufacturer of ethical drugs
                                                      and healthcare products) ..............................    6,800,479
                                        1,165,205   WPP Group PLC (Advertising agency) ......................
5,186,054
                                          159,000   Zeneca Group PLC (Holding company: manufacturing and
                                                      marketing of pharmaceutical and agrochemical products
                                                      and specialty chemicals) ..............................    5,631,475
                                                                                                               -----------
                                                                                                                61,781,226
                                                                                                               -----------
United States                   0.8%
                                          107,060   Autoliv Inc. (Manufacturer of automobile safety
                                                      components and systems) ...............................    3,506,215
                                                                                                               -----------
                                                    Total Common Stocks (Cost $345,334,530) .................
410,635,693
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------

                                                    Total Investment Portfolio -- 100.0%
                                                      (Cost $360,970,983) (b) ...............................  425,402,334
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) Security valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $3,130,420 (.73% of net assets). The value has been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $2,950,931. The security may also have certain restrictions as to resale.

(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $361,635,038 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of market value
      over tax cost .............................................   $ 95,710,112

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      market value ..............................................     31,942,816
                                                                    ------------

    Net unrealized appreciation .................................   $ 63,767,296
                                                                    ============
--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1997, aggregated $431,563,484 and $738,283,182, respectively. The sales of investment securities includes the market value of securities relating to redemptions-in-kind during the period, upon which the Portfolio recognized a net realized gain of $75,442,315.
--------------------------------------------------------------------------------

Currency Abbreviations
----------------------
   JPY Japanese Yen


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
-------------------------------------------------------------------------------------------------
Assets

Investments, at market (identified cost $360,970,983) ..............                $ 425,402,334
Cash ...............................................................                          734
Receivables:
   Investments sold ................................................                    2,826,190
   Foreign taxes recoverable .......................................                      576,512
   Dividends and interest ..........................................                    1,229,667
Other assets .......................................................                       10,157
                                                                                    -------------
      Total assets .................................................                  430,045,594
Liabilities
Payables:
   Investments purchased ...........................................   $ 2,265,345
   Accrued management fee ..........................................       313,735
   Other payables and accrued expenses .............................       228,634
                                                                       -----------
      Total liabilities ............................................                    2,807,714
                                                                                    -------------
Net assets, at market value ........................................                $ 427,237,880
                                                                                    =============
Net Assets
Net assets consist of:
   Undistributed net investment income .............................                    7,228,444
   Net unrealized appreciation (depreciation) on:
      Investments ..................................................                   64,431,351
      Foreign currency related transactions ........................                      (23,243)
   Accumulated net realized gain ...................................                   49,739,061
   Paid-in capital .................................................                  305,862,267
                                                                                    -------------
Net assets, at market value ........................................                $ 427,237,880
                                                                                    =============
Class A
Net asset value, offering and redemption price per share
   ($426,890,461 / 30,264,570 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                       $14.11
                                                                                           ======
Class B
Net asset value, offering and redemption price per share
   ($347,419 / 24,670 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                       $14.08
                                                                                           ======


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
--------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $1,619,366) .......                 $ 12,564,600
      Interest (net of foreign taxes withheld of $5,841) ............                    2,685,205
                                                                                      ------------
                                                                                        15,249,805
   Expenses:
      Management fee ................................................  $  6,520,030
      Services to shareholders ......................................         9,365
      Custodian fees ................................................       718,509
      Accounting fees ...............................................       466,669
      Distribution fees (Class B) ...................................           327
      Trustees' fees and expenses ...................................        16,531
      Reports to shareholders .......................................        14,417
      Auditing ......................................................        45,595
      Legal .........................................................        33,283
      Other .........................................................        64,499      7,889,225
                                                                       ------------   ------------
   Net investment income ............................................                    7,360,580
                                                                                      ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ...................................................   127,011,469
      Foreign currency related transactions .........................    (1,396,204)   125,615,265
                                                                       ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ...................................................   (70,354,325)
      Foreign currency related transactions .........................       (31,647)   (70,385,972)
                                                                       ------------   ------------
   Net gain on investment transactions ..............................                   55,229,293
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations .....                 $ 62,589,873
                                                                                      ============


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                                       -----------------------------
Increase (Decrease) in Net Assets                                            1997            1996
----------------------------------------------------------------------------------------------------
Operations:
   Net investment income ............................................  $   7,360,580   $   6,138,762
   Net realized gain (loss) from investment transactions ............    125,615,265      28,242,210
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ................................    (70,385,972)     55,234,650
                                                                       -------------   -------------
Net increase in net assets resulting from operations ................     62,589,873      89,615,622
                                                                       -------------   -------------
Distributions to shareholders from:
   Net investment income (Class A) ..................................    (11,550,387)    (13,901,339)
                                                                       -------------   -------------
   Net realized gain from investment transactions (Class A) .........     (6,050,202)             --
                                                                       -------------   -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ........................................    326,908,941     250,971,681
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .................................     17,600,589      13,901,339
   Cost of shares redeemed ..........................................   (688,657,725)   (162,751,269)
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class A share transactions   (344,148,195)
102,121,751
                                                                       -------------   -------------
Class B*
   Proceeds from shares sold ........................................        365,304              --
   Cost of shares redeemed ..........................................         (7,040)             --
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class B share transactions        358,264              --
                                                                       -------------   -------------
Increase (decrease) in net assets ...................................   (298,800,647)    177,836,034
Net assets at beginning of period ...................................    726,038,527     548,202,493
                                                                       -------------   -------------
Net assets at end of period (including undistributed net
   investment income of $7,228,444 and $10,702,948, respectively) ...  $ 427,237,880   $
726,038,527
                                                                       =============   =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................     54,809,210      46,398,169
                                                                       -------------   -------------
   Shares sold ......................................................     23,224,538      20,288,490
   Shares issued to shareholders in reinvestment of distributions ...      1,330,354       1,166,953
   Shares redeemed ..................................................    (49,099,532)    (13,044,402)
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................    (24,544,640)      8,411,041
                                                                       -------------   -------------
Shares outstanding at end of period .................................     30,264,570      54,809,210
                                                                       =============   =============
Class B*
Shares outstanding at beginning of period ...........................             --              --
                                                                       -------------   -------------
   Shares sold ......................................................         25,146              --
   Shares redeemed ..................................................           (476)             --
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................         24,670              --
                                                                       -------------   -------------
Shares outstanding at end of period .................................         24,670              --
                                                                       =============   =============

* For the period May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

     Class A (d)                                                         Years Ended December 31,
--------------------
----------------------------------------------------------------------------------------------
                                        1997     1996      1995      1994      1993      1992     1991     1990
1989      1988

----------------------------------------------------------------------------------------------
Net asset value, beginning of
  period ...........................  $ 13.25  $ 11.82   $ 10.69   $ 10.85   $  8.12   $  8.47  $  7.78  $  8.46
$  6.14    $  5.26
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Income from investment operations:
  Net investment income ............      .14      .12       .11       .06       .09       .10      .12      .25
 .10        .09
  Net realized and unrealized
   gain (loss) on investment
   transactions ....................     1.04     1.60      1.07      (.15)     2.90      (.36)     .77   (.89)
2.22(c)     .79
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Total from investment
  operations .......................     1.18     1.72      1.18      (.09)     2.99      (.26)     .89     (.64)
2.32        .88
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Less distributions:
  From net investment income .......     (.21)    (.29)     (.01)     (.07)     (.14)     (.09)    (.20)
(.04)      --         --
  In excess of net investment income       --       --        --        --      (.12)       --       --       --       --
     --
  From net realized gains on
   investment transactions .........     (.11)      --      (.04)       --        --        --       --       --       --
--
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
  Total distributions ..............     (.32)    (.29)     (.05)     (.07)     (.26)     (.09)    (.20)    (.04)
--         --
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Net asset value, end
  of period ........................  $ 14.11  $ 13.25   $ 11.82   $ 10.69   $ 10.85   $  8.12  $  8.47  $
7.78  $  8.46    $  6.14
                                      =======  =======   =======   =======   =======   =======
=======  =======  =======    =======
Total Return (%) ...................     9.07    14.78     11.11      (.85)    37.82     (3.08)   11.45
(7.65)   37.79      16.73
Ratios and
Supplemental Data
Net assets, end of period
($ millions) .......................      427      726       548       472       238        65       41       35       17
      3
Ratio of operating expenses,
  net to average daily net
  assets (%) .......................     1.00     1.05      1.08      1.08      1.20      1.31     1.39     1.38
1.50       1.50
Ratio of operating expenses before
  expense reductions, to average
   daily net assets (%) ............     1.00     1.05      1.08      1.08      1.20      1.31     1.39     1.38
1.80       4.15
Ratio of net investment income to
  average daily net assets (%) .....      .94      .95       .95       .57       .91      1.23     1.43     2.89
1.30       1.59
Portfolio turnover rate (%) ........    61.35    32.63     45.76     33.52     20.36     34.42    45.01
26.67    57.69     110.42
Average commission rate paid (b) ...  $ .0013  $ .0002   $    --   $    --   $    --   $    --  $    --  $
--  $    --    $    --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after December 31, 1995.
(c) Includes provision for federal income tax of $.03 per share.
(d) On May 8, 1997, existing shares were designated as Class A shares.

                             INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                             For the Period
                                                                               May 8, 1997
    Class B                                                                 (commencement of
---------------                                                          sale of Class B shares)
                                                                             to December 31,
                                                                                  1997
                                                                         -----------------------
Net asset value, beginning of period .......................................     $13.76
                                                                                 ------
Income from investment operations:
  Net investment income (loss) .............................................       (.00)
  Net realized and unrealized gain (loss) on investment transactions .......        .32
                                                                                 ------
Total from investment operations ...........................................        .32
                                                                                 ------
Net asset value, end of period .............................................     $14.08
                                                                                 ======
Total Return (%) ...........................................................       2.33**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................        .35
Ratio of operating expenses, net to average daily net assets (%) ...........       1.24*
Ratio of net investment income to average daily net assets (%) .............       (.00)*(c)
Portfolio turnover rate (%) ................................................      61.35
Average commission rate paid (b) ...........................................     $.0013

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities.
(c) Amount shown is less than one half of .01%.
*   Annualized
**  Not annualized

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                          NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies
--------------------------------------------------------------------------------

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes Of Shares Of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other Portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond Portfolio sold

                          NOTES TO FINANCIAL STATEMENTS

interest rate futures to hedge against declines in the value of portfolio securities. Also, during the period, the Bond Portfolio purchased interest rate futures to manage the duration of the Portfolio.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Capital Growth Portfolio, the Growth and Income Portfolio, the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies and the Global Discovery Portfolio utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

                          NOTES TO FINANCIAL STATEMENTS

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. Ownership of the Portfolios
--------------------------------------------------------------------------------

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 51% and 40%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 39%, 32%, and 11%, respectively.

Balanced Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 49% and 27%, respectively.

Growth & Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 11%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58% and 21%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 11%, respectively.

                          NOTES TO FINANCIAL STATEMENTS

One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 20%, and 16%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

C. Related Parties
--------------------------------------------------------------------------------

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which became effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of
 .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .475% for the first $500,000,000, .450% over $500,000,000 for the Capital Growth Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the International Portfolio, computed and accrued daily and payable monthly. Until August 7, 1997, this fee was calculated, based on average daily net assets, equal to an annual rate of .475% for the Capital Growth Portfolio; and .875% for the first $500,000,000, .775% over $500,000,000 for the International Portfolio. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 1998, the Adviser has agreed to waive all or part of its fees for the Global Discovery Portfolio, excluding 12b-1 fees, to the extent that the Portfolio's expenses will be maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 1997 are detailed in each Portfolio's statement of operations.

D. Lines of Credit
--------------------------------------------------------------------------------

The International Portfolio and several other Scudder Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A), including the investment portfolios, as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A) as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated herein conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
January 30, 1998

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                                 TAX INFORMATION

The Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, and International Portfolio paid distributions of $.64, $.02, $.74, $.35, and $.11 per share, respectively, from net long-term capital gains during the year ended December 31, 1997.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Global Discovery, and International Portfolio designate $4,312,490, $193,958, $31,520,629, $10,295,304, $166,032, and $42,459,797, respectively, as capital gain dividends for the year ended December 31, 1997, of which 40%, 21%, 43%, 72%, 69%, and 100% represent 20% rate gains, respectively.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1996 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 20%, Capital Growth Portfolio 71%, and Growth and Income Portfolio 100%.

                             MONEY MARKET PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Money Market Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

               For          Against        Abstain         Broker Non-Votes*
               ---          -------        -------         -----------------
           101,166,979     4,357,475      2,978,403               0

2.    To elect Trustees.

                                                   Number of Votes:

              Trustee                      For                 Withheld
              -------                      ---                 --------
           Dr. Kenneth Black, Jr.       105,734,949            2,767,908
           Dr. Rosita P. Chang          105,945,445            2,557,412
           Peter B. Freeman             106,034,417            2,468,440
           Dr. J.D. Hammond             106,060,458            2,442,399
           Daniel Pierce                106,060,458            2,442,399

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

               For          Against        Abstain         Broker Non-Votes*
               ---          -------        -------         -----------------
           97,002,639     7,020,135       4,480,083               0

4(A). To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

              For          Against        Abstain         Broker Non-Votes*
              ---          -------        -------         -----------------
           97,136,098     7,172,039       4,194,720               0

4(B). To approve certain other provisions of the Amended and Restated
      Declaration of Trust.

                                Number of Votes:

              For          Against        Abstain         Broker Non-Votes*
              ---          -------        -------         -----------------
           97,519,113      6,849,785      4,133,959               0

                             MONEY MARKET PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          91,608,962        10,593,134        6,300,761        0

      5.2   Borrowing                                95,923,036        6,279,060         6,300,761        0

      5.3   Senior securities                        95,926,291        6,275,805         6,300,761        0

      5.4   Concentration                            95,926,291        6,275,805         6,300,761        0

      5.5   Purchase of physical commodities         95,926,291        6,275,805         6,300,761        0

      5.6   Underwriting of securities               95,926,291        6,275,805         6,300,761        0

      5.7   Investment in real estate                95,926,291        6,275,805         6,300,761        0

      5.8   Lending                                  95,926,291        6,275,805         6,300,761        0

      5.9   Margin purchases and short sales         91,608,962        10,593,134        6,300,761        0

      5.10  Joint trading accounts                   95,926,291        6,275,805         6,300,761        0

      5.11  Purchases of securities of related       91,607,877        10,594,219        6,300,761        0
            issuers

      5.12  Pledging of assets                       91,595,942        10,606,154        6,300,761        0

      5.13  Restricted and illiquid securities       91,595,942        10,606,154        6,300,761        0

      5.14  Voting securities                        91,607,877        10,594,219        6,300,761        0

      5.15  Options                                  91,605,707        10,596,389        6,300,761        0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

              For                    Against                    Abstain
              ---                    -------                    -------
          103,867,615               1,916,160                  2,719,082

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                                 BOND PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Bond Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,632,275        325,149         235,351                0

2.    To elect Trustees.

                                                    Number of Votes:
              Trustee                          For              Withheld
              -------                          ---              --------
          Dr. Kenneth Black, Jr.            9,982,091           210,684
          Dr. Rosita P. Chang               9,997,074           195,701
          Peter B. Freeman                  10,010,019          182,756
          Dr. J.D. Hammond                  10,011,038          181,737
          Daniel Pierce                     10,006,146          186,629

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,095,218        600,660        496,897                 0


4(A). To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,194,903        537,057        460,815                 0

4(B). To approve certain other provisions of the Amended and Restated
      Declaration of Trust.
                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,203,974        535,324        453,477                 0

                                 BOND PORTFOLIO

5. To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           9,118,457         575,382           498,936          0

      5.2   Borrowing                                 9,108,264         585,575           498,936          0

      5.3   Senior securities                         9,122,228         571,611           498,936          0

      5.4   Concentration                             9,116,623         577,216           498,936          0

      5.5   Purchase of physical commodities          9,118,253         575,586           498,936          0

      5.6   Underwriting of securities                9,118,457         575,382           498,936          0

      5.7   Investment in real estate                 9,122,025         571,814           498,936          0

      5.8   Lending                                   9,122,228         571,611           498,936          0

      5.9   Margin purchases and short sales          9,113,972         579,867           498,936          0

      5.10  Joint trading accounts                    9,122,228         571,611           498,936          0

      5.11  Purchases of securities of related        9,122,228         571,611           498,936          0
            issuers

      5.12  Pledging of assets                        9,117,540         576,299           498,936          0

      5.13  Restricted and illiquid securities        9,118,559         575,280           498,936          0

      5.14  Voting securities                         9,121,311         572,528           498,936          0

      5.15  Options                                   9,102,658         591,181           498,936          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

                For                      Against                    Abstain
                ---                      -------                    -------
             9,949,780                    57,997                    184,998

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                               BALANCED PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Balanced Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,970,417        339,973               188,940                0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           8,247,410                   251,920

         Dr. Rosita P. Chang              8,248,175                   251,155

         Peter B. Freeman                 8,248,345                   250,985

         Dr. J.D. Hammond                 8,251,745                   247,585

         Daniel Pierce                    8,249,960                   249,370

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,476,096        711,734               311,500                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,553,100        515,994               430,236                0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,563,044        502,140               434,146                0

                               BALANCED PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           7,707,363         446,045           345,922          0

      5.2   Borrowing                                 7,680,250         473,158           345,922          0

      5.3   Senior securities                         7,707,108         446,300           345,922          0

      5.4   Concentration                             7,704,049         449,359           345,922          0

      5.5   Purchase of physical commodities          7,699,034         454,374           345,922          0

      5.6   Underwriting of securities                7,704,473         448,935           345,922          0

      5.7   Investment in real estate                 7,708,468         444,940           345,922          0

      5.8   Lending                                   7,705,493         447,915           345,922          0

      5.9   Margin purchases and short sales          7,648,803         504,605           345,922          0

      5.10  Joint trading accounts                    7,706,853         446,555           345,922          0

      5.11  Purchases of securities of related        7,704,304         449,104           345,922          0
            issuers

      5.12  Pledging of assets                        7,696,144         457,264           345,922          0

      5.13  Restricted and illiquid securities        7,699,119         454,289           345,922          0

      5.14  Voting securities                         7,703,624         449,784           345,922          0

      5.15  Options                                   7,643,788         509,620           345,922          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
       8,208,144                    69,779                    221,407

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           GROWTH AND INCOME PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Growth and Income Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
        11,621,811        453,371               328,958                0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.          11,878,205                   525,935

         Dr. Rosita P. Chang             11,926,953                   477,187

         Peter B. Freeman                11,871,135                   533,005

         Dr. J.D. Hammond                11,906,238                   497,902

         Daniel Pierce                   11,916,286                   487,854

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
        11,052,834        879,825               471,481                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
        11,057,175        738,542               608,423                0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         11,124,778       735,069               544,293                0

                           GROWTH AND INCOME PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          10,996,271         800,067           607,802          0

      5.2   Borrowing                                10,924,327         872,011           607,802          0

      5.3   Senior securities                        10,958,190         838,148           607,802          0

      5.4   Concentration                            10,983,743         812,595           607,802          0

      5.5   Purchase of physical commodities         10,960,671         835,667           607,802          0

      5.6   Underwriting of securities               10,985,231         811,107           607,802          0

      5.7   Investment in real estate                10,985,231         811,107           607,802          0

      5.8   Lending                                  10,968,486         827,852           607,802          0

      5.9   Margin purchases and short sales         10,954,593         841,745           607,802          0

      5.10  Joint trading accounts                   10,999,620         796,718           607,802          0

      5.11  Purchases of securities of related       10,988,580         807,758           607,802          0
            issuers

      5.12  Pledging of assets                       10,974,068         822,270           607,802          0

      5.13  Restricted and illiquid securities       10,954,221         842,117           607,802          0

      5.14  Voting securities                        10,979,401         816,937           607,802          0

      5.15  Options                                  10,931,645         864,693           607,802          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      11,898,672                   244,733                    260,735

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                            CAPITAL GROWTH PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Capital Growth Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         29,595,099        854,059             1,007,883               0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.          30,726,924                  730,117

         Dr. Rosita P. Chang             30,819,407                  637,634

         Peter B. Freeman                30,769,705                  687,336

         Dr. J.D. Hammond                30,824,126                  632,915

         Daniel Pierce                   30,825,069                  631,972

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         27,647,594      2,218,979             1,590,468               0


4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         28,130,774      1,667,223             1,659,044               0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         28,084,847      1,744,293             1,627,901               0

                            CAPITAL GROWTH PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          27,919,068        1,669,111         1,868,862         0

      5.2   Borrowing                                27,788,522        1,799,657         1,868,862         0

      5.3   Senior securities                        27,904,913        1,683,266         1,868,862         0

      5.4   Concentration                            27,902,081        1,686,098         1,868,862         0

      5.5   Purchase of physical commodities         27,836,336        1,751,843         1,868,862
0

      5.6   Underwriting of securities               27,918,439        1,669,740         1,868,862         0

      5.7   Investment in real estate                27,829,416        1,758,763         1,868,862         0

      5.8   Lending                                  27,894,846        1,693,333         1,868,862         0

      5.9   Margin purchases and short sales         27,787,892        1,800,287         1,868,862         0

      5.10  Joint trading accounts                   27,904,598        1,683,581         1,868,862         0

      5.11  Purchases of securities of related       27,873,141        1,715,038         1,868,862         0
            issuers

      5.12  Pledging of assets                       27,866,220        1,721,959         1,868,862         0

      5.13  Restricted and illiquid securities       27,857,413        1,730,766         1,868,862         0

      5.14  Voting securities                        27,899,565        1,688,614         1,868,862         0

      5.15  Options                                  27,805,508        1,782,671         1,868,862         0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      29,953,395                   549,869                    953,777

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                           GLOBAL DISCOVERY PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Global Discovery Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investment, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
          2,589,185       108,595               87,427                 0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           2,645,139                   140,068

         Dr. Rosita P. Chang              2,648,231                   136,976

         Peter B. Freeman                 2,646,114                   139,093

         Dr. J.D. Hammond                 2,648,593                   136,614

         Daniel Pierce                    2,648,704                   136,503

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         2,455,717        197,415               132,075                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
          2,445,691       185,383               154,133                0


4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
          2,471,676       159,704               153,827                0

                           GLOBAL DISCOVERY PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           2,471,844         186,636           126,727          0

      5.2   Borrowing                                    N/A              N/A               N/A           N/A

      5.3   Senior securities                         2,471,844         186,636           126,727          0

      5.4   Concentration                             2,459,533         198,948           126,727          0

      5.5   Purchase of physical                      2,470,646         187,834           126,727          0
            commodities

      5.6   Underwriting of securities                2,471,844         186,636           126,727          0

      5.7   Investment in real estate                 2,471,844         186,636           126,727          0

      5.8   Lending                                   2,446,833         211,647           126,727          0

      5.9   Margin purchases and short sales          2,448,281         210,199           126,727          0

      5.10  Joint trading accounts                    2,471,844         186,636           126,727          0

      5.11  Purchases of securities of related        2,459,533         198,947           126,727          0
            issuers

      5.12  Pledging of assets                           N/A              N/A               N/A           N/A

      5.13  Restricted and illiquid securities           N/A              N/A               N/A           N/A

      5.14  Voting securities                            N/A              N/A               N/A           N/A

      5.15  Options                                      N/A              N/A               N/A           N/A

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
       2,602,804                   108,706                     73,697

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                             INTERNATIONAL PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, International Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         47,344,481       977,687              1,659,504               0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           48,459,502                1,522,170

         Dr. Rosita P. Chang              48,532,618                1,449,054

         Peter B. Freeman                 48,494,550                1,487,122

         Dr. J.D. Hammond                 48,569,527                1,412,145

         Daniel Pierce                    48,556,613                1,425,059

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,860,939      1,841,230             2,279,503               0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,894,453      1,626,675             2,460,544               0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,930,280      1,594,367             2,457,025               0

                             INTERNATIONAL PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          45,922,172        1,473,017         2,586,483         0

      5.2   Borrowing                                45,642,615        1,752,574         2,586,483         0

      5.3   Senior securities                        45,913,844        1,481,345         2,586,483         0

      5.4   Concentration                            45,897,828        1,497,361         2,586,483         0

      5.5   Purchase of physical commodities         45,886,673        1,508,516         2,586,483
0

      5.6   Underwriting of securities               45,917,367        1,477,822         2,586,483         0

      5.7   Investment in real estate                45,887,899        1,507,290         2,586,483         0

      5.8   Lending                                  45,908,078        1,487,111         2,586,483         0

      5.9   Margin purchases and short sales         45,845,938        1,549,251         2,586,483         0

      5.10  Joint trading accounts                   45,913,844        1,481,345         2,586,483         0

      5.11  Purchases of securities of related       45,887,578        1,507,611         2,586,483         0
            issuers

      5.12  Pledging of assets                       45,867,078        1,528,111         2,586,483         0

      5.13  Restricted and illiquid securities       45,816,149        1,579,040         2,586,483         0

      5.14  Voting securities                        45,902,633        1,492,556         2,586,483         0

      5.15  Options                                  45,860,031        1,535,158         2,586,483         0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      47,901,561                   754,149                   1,325,962

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                     (This page intentionally left blank.)

About the Fund's Adviser
--------------------------------------------------------------------------------

                              Scudder Kemper Investments, Inc., is one of the
                        largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

                              Scudder Kemper Investments has a rich heritage of
                        innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

                              Scudder Kemper Investments, Inc., the global asset
                        management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United
States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

[Logo]

[LOGO] Printed with SOY INK
[LOGO] Printed on recycled paper
QR-28



                                                                SCUDDER

                                                                  [Scudder Logo]

                              Scudder Variable Life
                                 Investment Fund

                                  Annual Report
                                December 31, 1997


   An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND

                                    Contents

Letter from the Fund's President ..........................................    2

Money Market Portfolio Management Discussion ..............................    3

Bond Portfolio Management Discussion ......................................    4

Bond Portfolio Summary ....................................................    5

Balanced Portfolio Management Discussion ..................................    6

Balanced Portfolio Summary ................................................    7

Capital Growth Portfolio Management Discussion ............................    8

Capital Growth Performance Update .........................................    9

Capital Growth Portfolio Summary ..........................................   10

International Portfolio Management Discussion .............................   11

International  Performance Update .........................................   12

International Portfolio Summary ...........................................   13

Investment Portfolios, Financial Statements, and Financial Highlights

      Money Market Portfolio ..............................................   14

      Bond Portfolio ......................................................   20

      Balanced Portfolio ..................................................   27

      Capital Growth Portfolio ............................................   36

      International Portfolio .............................................   44

Notes to Financial Statements .............................................   54

Report of Independent Accounts ............................................   58

Tax Information ...........................................................   59

Shareholder Meeting Results ...............................................   60

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT


     [PHOTO OMITTED]

David B. Watts, President,
Scudder Variable Life
Investment Fund


Dear Shareholders,

      We are pleased to present the results of Scudder Variable Life Investment Fund for the 12-month period ended December 31, 1997.

      Investors should be pleased with the Portfolios' performance as each delivered another year of positive, and in many cases, above-average returns. In fact, five of the seven portfolios outperformed the median fund in their respective category for the 12-month period. This performance is gratifying, and is consistent with many of the Portfolios' longer term track records and Scudder's history of below-average expenses.

      As you review your Fund's performance, now may be a good time to check your investment allocations. The bull market of U.S. stocks over the last seven years has increased the weighting of U.S. equities in many shareholders' portfolios. For others, investment goals may have changed, reflecting the nearing of retirement or planned withdrawals. Whatever your situation, the Fund provides the flexibility to invest or reallocate assets among seven distinct portfolios that meet a variety of investment objectives. Reallocating your portfolio is easy and can help keep your investment on track.

      As you may know, the Fund's investment adviser has changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think these changes are positive and will broaden our resources in managing the Portfolios.

      Thank you for your continued investment in Scudder Variable Life Investment Fund. On the following pages you will find summaries of each Portfolio's performance and investment strategy. We hope you find it informative reading.

                                        Sincerely,


                                        /s/ David B. Watts

                                        David B. Watts
                                        President,
                                        Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The Money Market Portfolio maintained its $1.00 share price throughout the period and provided a positive total return of 5.25% for the 12 months ended December 31, 1997. The Portfolio's 30-day net annualized yield at the end of December was 5.27%. Among its peers, the Portfolio ranked in the top third
(31st) of 102 funds in the Variable Life Money Market category according to Lipper Analytical Services.

In a volatile market, a
money market fund can
provide a haven.

      During the course of the year, we kept a watchful eye on the Federal Reserve Board in anticipation of further hikes in short-term interest rates. The Fed raised the federal funds rate -- a key short-term interest rate -- in March, but left rates untouched for the remainder of the year. As inflation fears cooled, short-term rates drifted lower during the second half of the year and it became apparent that the Fed would maintain its hands-off policy on rates. As a result, we gradually extended the Portfolio's average maturity, before trimming back at year end. On December 31, 1997, the Portfolio's average maturity stood at 33 days.

      The Portfolio was invested in a diversified mix of high-quality money market instruments, including commercial paper, certificates of deposit issued by major banks, U.S. government securities, and short-term obligations from highly-rated companies. We continued to overweight commercial paper in the Portfolio because it tends to offer some of the highest money market yields available. Commercial paper also tends to boost stability by providing the opportunity to lock-in relatively attractive rates over a period of one to three months.

      In a changing investment climate such as this, a money market fund can provide a haven from the volatile price movements of the stock and bond markets, and a parking place as you consider your next investment. While we expect the market's recent volatility to continue in the near term, we believe that the Money Market Portfolio will provide a valuable and flexible component to your investment portfolio.

      In the months ahead, we will continue to monitor the economic and interest rate environment, as we position the Portfolio for high current income, price stability, and liquidity.

      Sincerely,

      Your Portfolio Management Team


      /s/ David Wines                    /s/ Debra A. Hanson

      David Wines                        Debra A. Hanson
      Lead Portfolio Manager



      /s/ Nicca B. Alcantara

      Nicca B. Alcantara

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      Overall, 1997 was a good period for bond investors. Interest rates generally declined from May through the end of the year, and (due to the inverse relationship of interest rates to bond prices) bond prices rose. In this environment, the Bond Portfolio provided a total return of 9.10% for the 12 months ended December 31, 1997, nearly matching the 9.67% return of the unmanaged Lehman Aggregate Bond Index for the same period. Among its peers, the Portfolio ranked 15th of 28 funds in the Variable Life Corporate Debt A-Rated category according to Lipper Analytical Services.

Bond holders generally
received dividends and
price appreciation, a
combination investors
should not expect every
year.

      Economic growth was robust especially during the first half of the year, but inflation remained practically nonexistent. This environment caused the benchmark U.S. Treasury bond yield, which began the year at 6.64%, to peak at 7.20% in April, and to decline to 5.92% by the end of the period. Bond holders generally received dividends and price appreciation, a combination investors should not expect every year.

      Given uncertainties surrounding the level of economic growth and inflation over the first half of the year, we maintained a neutral portfolio duration and focused on sector allocations. We de-emphasized mortgage securities, and increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. As the Asian crisis deepened and inflation showed few signs of accelerating, we lengthened the Portfolio's duration slightly to take advantage of declining interest rates and rising bond prices. At the end of the period, the Portfolio's duration stood at 5.3 years.

      From a sector standpoint, we maintained a significant weighting in corporate bonds throughout the year. Corporates performed well during the first nine months of the year. However, they underperformed during the fourth quarter, especially as rates continued to decline and Treasuries shot up. We also continued to underweight mortgages as individuals stepped up refinancings.

      We expect interest rates to trend downward in the months ahead. Inflation remains low, and slowing corporate profit growth and uncertainty in Asia provide few reasons to expect rising interest rates. In this environment, we plan to continue with our diversified approach, while emphasizing securities that can add incremental value to the Portfolio's long-term performance.

      Sincerely,

      Your Portfolio Management Team


      /s/ William M. Hutchinson          /s/ Kelly D. Babson

      William M. Hutchinson              Kelly D. Babson
      Lead Portfolio Manager

                                 BOND PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-----------------------------------------
Bond Portfolio
-----------------------------------------
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $10,910     9.10%     9.10%
 5 Year     $14,183    41.83%     7.24%
10 Year     $22,711   127.11%     8.55%
-----------------------------------------

-----------------------------------------
LB Aggregate Bond Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $10,967     9.67%     9.67%
 5 Year     $14,345    43.45%     7.48%
10 Year     $24,057   140.57%     9.17%
-----------------------------------------

GROWTH OF A $10,000 INVESTMENT

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

               LB Aggregate Bond Index               Bond Portfolio
               -----------------------               --------------
                  '87      100,000                  '87       10,000
                  '88       10,789                  '88       10,546
                  '89       12,357                  '89       11,774
                  '90       13,461                  '90       12,724
                  '91       15,614                  '91       14,964
                  '92       16,771                  '92       16,012
                  '93       18,406                  '93       17,995
                  '94       17,869                  '95       17,134
                  '95       21,170                  '96       20,247
                  '96       21,935                  '97       20,187
                  '97       24,057                  '98       22,711

                        Yearly periods ended December 31

The Lehman Brothers (LB) Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Bond Portfolio.

-----------------------------------
           ASSET QUALITY
-----------------------------------
-----------------------------------
U.S. Gov't & Agencies           37%
AAA*                            15%
AA                               3%
A                               13%
BBB                             18%
BB                               8%
B                                6%
                               ----
                               100%
                               ====

Average Quality: AA

*Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

   For most of the year the Portfolio's maturity distribution was "barbelled" (emphasizing short and long maturities) until the fourth quarter, when duration was lengthened to take advantage of declining interest rates and the corresponding rise in bond prices

-----------------------------------
        EFFECTIVE MATURITY
-----------------------------------
-----------------------------------
Less than 1 year                14%
1 < 3 years                      8%
3 < 7 years                     30%
7 < 12 years                    21%
12 years or greater             27%
                               ----
                               100%
                               ====
-----------------------------------
Weighted average effective maturity: 10 years

-----------------------------------------
            DIVERSIFICATION
-----------------------------------------
-----------------------------------------
Corporate Bonds                       38%
U.S. Government & Agencies            16%
U.S. Government Agency Pass-Thrus     13%
Repurchase Agreement                  10%
Short Term Investments                 9%
Foreign Bonds - U.S.$ Denominated      7%
Gov't National Mortgage Association    4%
Asset-Backed Securities                3%
                                     ----
                                     100%
                                     ====
-----------------------------------------

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      The U.S. stock and bond markets provided another year of strong returns, driven by a continuation of healthy economic growth and benign inflation. In this environment, the Balanced Portfolio provided a total return of 24.21% for the 12 months ended December 31, 1997. The Portfolio also performed well relative to its peers, ranking 3rd (in the top 8%) of 38 funds in the Variable Life Balanced category according to Lipper Analytical Services. At the end of the period, the Portfolio's assets were allocated 58% in equities and 42% in fixed income securities (including cash), essentially unchanged from a year ago.

The Portfolio's balanced
approach is especially
well suited to weather
periods of volatility.

      While the 12-month period was generally favorable for stocks and bonds, a strong dollar and the currency crisis in Asia put pressure on earnings of large multinational companies, particularly those in the consumer staples and pharmaceutical areas. The Portfolio's equity holdings are heavily weighted in these major global companies, and they were negatively affected by these factors. In addition, profit warnings from Coca Cola, Gillette, and Avon Products, and fears of slowing exports, exacerbated the decline. However, many of the Portfolio's stocks which had been negatively impacted in the third quarter recovered in the fourth quarter.

      In managing the equity portion of the Portfolio, we pursue a stock-by-stock selection approach. The Portfolio's sector weights typically are in line with the Russell 1000 Growth Index. In keeping with the index, the Portfolio's largest equity weightings were in the health care, consumer staples, and technology sectors. Toward the end of the year, we made a decision to trim exposure to semiconductor capital equipment stocks and swap other technology holdings into computer services, reflecting our declining confidence in expected growth rates as the crisis in Asia expanded.

      Fixed-income investors benefited from declining interest rates and a corresponding rise in bond prices from May through the end of the year. In managing the Portfolio's fixed-income holdings, we maintained a neutral portfolio duration and focused on sector allocations. We de-emphasized mortgage securities, and increased our "barbelled" maturity strategy by adding to holdings at the short and long ends of the maturity spectrum. As the Asian crisis deepened and reports of accelerating inflation remained nonexistent, we lengthened the portfolio's duration slightly to take advantage of declining interest rates and rising bond prices.

      We will continue to monitor developments in Asia closely, but we believe the Portfolio is especially well suited to weather periods of uncertainty, given its balanced approach to investing in quality growth companies and investment-grade fixed-income securities.

      Sincerely,

      Your Portfolio Management Team


      /s/ Valerie F. Malter              /s/ William M. Hutchinson

      Valerie F. Malter                  William M. Hutchinson
      Lead Portfolio Manager


      /s/ Kelly D. Babson

      Kelly D. Babson

                               BALANCED PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-----------------------------------------
Balanced Portfolio
-----------------------------------------
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $12,421    24.21%    24.21%
 5 Year     $18,527    85.27%    13.13%
10 Year     $33,669   236.69%    12.91%
-----------------------------------------


-----------------------------------------
S&P 500 Index (60%)
and LBAB Index (40%)
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $12,363    23.63%    23.63%
 5 Year     $20,202   102.02%    15.09%
10 Year     $38,957   289.57%    14.55%
-----------------------------------------


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

           LBAB Index          S&P 500 Index        Balanced Portfolio
        -------------          -------------        ------------------
        '87     10,000         '87     10,000         '87     10,000
        '88     10,789         '88     11,659         '88     11,421
        '89     12,357         '89     15,352         '89     13,647
        '90     13,461         '90     14,876         '90     13,385
        '91     15,614         '91     19,407         '91     16,990
        '92     16,771         '92     20,893         '92     18,173
        '93     18,406         '93     22,996         '93     19,527
        '94     17,869         '94     23,299         '94     19,126
        '95     21,170         '95     32,054         '95     24,227
        '96     21,935         '96     39,412         '96     27,761
        '97     24,057         '97     52,566         '97     33,669

                        Yearly periods ended December 31

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization- weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market and The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 84.77% and 14.05%, respectively.

-----------------------------
     EQUITY HOLDINGS
-----------------------------
-----------------------------
Sector breakdown of the
Portfolio's equity holdings
-----------------------------
Health                    22%
Consumer Staples          22%
Technology                15%
Consumer Discretionary    11%
Manufacturing              8%
Media                      7%
Financial                  6%
Durables                   4%
Service Industries         4%
Energy                     1%
                         ----
                         100%
                         ====
-----------------------------


Five Largest Equity Holdings

1.  General Electric Co. Leading producer of electrical equipment
2.  Proctor & Gamble Co. Diversified manufacturer of consumer products
3.  Pfizer, Inc. Leading international pharmaceutical company
4.  Coca-Cola Co., Inc. International soft drink company
5.  Microsoft Corp. Computer operating systems software


-----------------------------------------------------
                  FIXED INCOME HOLDINGS
-----------------------------------------------------

By Asset Type
-----------------------------------------------------
U.S. Government Agencies                          34%
Corporate Bonds                                   32%
U.S. Gov't Agency Pass-Thrus                      19%
GNMA                                               6%
Foreign Bonds - U.S. $ Denominated                 5%
Asset-Backed Securities                            4%
                                                 ----
                                                 100%
                                                 ====
-----------------------------------------------------


By Quality
---------------------------------
U.S. Government & Agencies    54%

AAA*                          12%

AA                             5%

A                             11%

BBB                           18%
                             ----
                             100%
                             ====
---------------------------------
*Category includes cash equivalents

                            CAPITAL GROWTH PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      U.S. stocks were propelled higher by robust economic growth, solid corporate earnings, and relatively benign inflation, despite increased volatility in the second half of the year. In this environment the Capital Growth Portfolio - Class A returned 35.76%, exceeding the 33.38% return of the unmanaged S&P 500 for the 12-month period ended December 31, 1997. The Portfolio also performed well relative to its peers, ranking 4th (in the top 3%) of 121 funds in the Variable Life Growth category according to Lipper Analytical Services.

While those portfolio
holdings with perceived
Asian exposure suffered,
those deemed relatively
immune to global
goings-on surged ahead.

      The dominant investment variable affecting equities can be summed up in one word: Asia. What began as a small ripple in the world's financial markets in early summer with devaluation of Thailand's currency roared into a truly global financial event in October. The currency crisis was no longer an isolated incident involving several smaller economies of Southeast Asia with little implication for U. S. companies. It became a full-blown crisis in South Korea, the world's 11th largest economy, and threatened to derail any potential recovery in Japan.

      Although we focus on seasoned companies with strong competitive positions, many holdings were still affected by the Asian crisis. The stocks of those companies and industries perceived to have significant Asian exposure suffered the most. Many of the Portfolio's holdings that exhibited strong price appreciation over the first nine months of the year declined sharply in the fourth quarter, including Compaq and Applied Materials, which each declined in excess of 20% in the fourth quarter alone.

      The Portfolio's significant commitment to the energy sector in the form of large multinational oil companies and oil field service providers, also crimped performance, as oil prices weakened and investors worried about the sustainability of strong global oil demand in light of a marked slowdown in Asia.

      Conversely, while those portfolio holdings with perceived Asian exposure suffered, those deemed relatively immune to global goings-on surged ahead. Walgreen, Fannie Mae, and Pfizer were significant positive contributors to performance.

      Our cautious outlook for U.S. profits in 1998 predated the unfolding Asian crisis, so the crisis itself has not caused us to dramatically alter our investment outlook. On the margin, however, our expectations for earnings growth must necessarily trend somewhat lower. With current stock market valuations rich and prospects for earnings slowing in 1998, we believe investors should expect stocks to provide returns that are closer to their long-running average of about 10%.

      Sincerely,

      Your Portfolio Management Team


      /s/ William F. Gadsden                   /s/ Bruce F. Beaty

      William F. Gadsden                       Bruce F. Beaty
      Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1997

--------------------
      CLASS A
--------------------
-----------------------------------------
Capital Growth Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $13,576     35.76%   35.76%
 5 Year     $22,909    129.09%   18.03%
10 Year     $47,169    371.69%   16.78%
-----------------------------------------


-----------------------------------------
S&P 500 Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
 1 Year     $13,338     33.38%   33.38%
 5 Year     $25,160    151.60%   20.25%
10 Year     $52,566    425.66%   18.04%
-----------------------------------------

*  On May 12, 1997, existing shares were designated as Class A shares.


                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

                 S&P 500 Index+                Capital Growth Portfolio
               ------------------              ------------------------
               '87         10,000                 '87         10,000
               '88         11,659                 '88         12,206
               '89         15,352                 '89         14,983
               '90         14,876                 '90         13,863
               '91         19,407                 '91         19,347
               '92         20,893                 '92         20,589
               '93         22,996                 '93         24,889
               '94         23,299                 '94         22,482
               '95         32,054                 '95         28,923
               '96         31,412                 '96         34,745
               '97*        52,566                 '97*        47,169

                        Yearly periods ended December 31

--------------------
      CLASS B
--------------------
-----------------------------------------
Capital Growth Portfolio
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
Life of
Fund**      $11,800    18.00%       --
-----------------------------------------


-----------------------------------------
S&P 500 Index
-----------------------------------------
                         Total Return
 Period      Growth    ----------------
 Ended         of      Cumu-    Average
12/31/97    $10,000    lative    Annual
-----------------------------------------
Life of
Fund**      $11,554    15.54%       --
-----------------------------------------

** The Fund commenced selling Class B shares on May 12, 1997. Index comparisons began on May 31, 1997.

                         ------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                         ------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

                 S&P 500 Index+                Capital Growth Portfolio
              ---------------------            ------------------------
               5/97**        10,000              5/97**       10,000
               6/97          10,449              6/97         10,581
               7/97          11,280              7/97         11,549
               8/97          10,648              8/97         11,112
               9/97          11,232              9/97         11,739
              10/97          10,856             10/97         11,199
              11/97          11,359             11/97         11,401
              12/97          11,554             12/97         11,569

+ The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the Capital Growth Portfolio.

                            CAPITAL GROWTH PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997


---------------------------------
         DIVERSIFICATION
---------------------------------
---------------------------------
Equity Securities             95%
Cash Equivalents               5%
                             ----
                             100%
                             ====
---------------------------------


A graph in the form of a pie chart appears here, illustrating the exact data points in the following table.

------------------------------
   Sector breakdown of the
 Portfolio's equity holdings
------------------------------
Financial                  21%
Energy                     13%
Manufacturing              12%
Health                     11%
Technology                 10%
Consumer Discretionary      9%
Consumer Staples            7%
Service Industries          5%
Durables                    5%
Other                       7%
                          ----
                          100%
                          ====
------------------------------

                     The Portfolio's continuing emphasis on
                    selecting individual growth stocks with
                    good quality characteristics contributed
               to its solid outperformance during the 12 months.


--------------------------------------------------------------------------------
                 TEN LARGEST EQUITY HOLDINGS (24% of Portfolio)
--------------------------------------------------------------------------------

 1. American Express Credit Corp. Travel and investment services, insurance, and banking

 2. EXEL, Ltd. Provider of liability insurance

 3. American International Group, Inc. Major international insurance holding company

 4. Home Depot, Inc. Building supply/home improvement stores

 5. Procter & Gamble Co. Diversified manufacturer of consumer products

 6. Intel Corp. Semiconductor memory circuits

 7. Parker-Hannifin Group Fluid control components

 8. Compaq Computer Corp. Leading manufacturer of personal computers

 9. Royal Dutch Petroleum Co. International energy company

10. BankAmerica Corp. Commercial banking in California

                             INTERNATIONAL PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

      While international equity markets experienced increased volatility during the latter half of 1997, the Portfolio's performance over the year benefited primarily from generally favorable conditions in Europe. For the 12 months ended December 31, 1997, the International Portfolio - Class A returned 9.07%, exceeding the 2.26% performance of the unmanaged MSCI Europe, Australia, Far East and Canada Index for the same period. Among its peers, the Portfolio ranked in the top third (27th) of 81 funds in the Variable Life International category as tracked by Lipper Analytical Services.

In the second half of 1997,
weightings in global
companies vulnerable
to the difficulties in the
emerging markets were
reduced.

      The Portfolio was heavily weighted in Europe, where the investment climate has been benefiting from ongoing economic deregulation, industry consolidation, and corporate restructuring. During the 12 months, the best performing European markets were the smaller ones, such as Italy, Spain, and Finland. We have been focusing on companies which are restructuring and increasingly oriented toward building value for shareholders, such as Elf Aquitaine in France or Bayerische Vereinsbank in Germany. Because governments can no longer afford to coddle inefficient businesses, many European companies are making the necessary changes to compete globally. It is on these companies that we have been focusing our investment efforts, as we believe these companies are most likely to succeed in the wake of European Monetary Union ("EMU"), however it evolves.

      The Portfolio remained underweighted in Japan, where the long-awaited economic rebound is still in question. Further complicating matters, Japan has deep economic ties to Southeast Asia. Japan has, however, begun to show signs of reforming its own economy, and we have been selectively increasing exposure to holdings that we believe will benefit from corporate restructurings, which will be required to meet the challenges of a more deregulated environment.

      We are maintaining a cautious stance toward most emerging markets. Nearly all were impacted severely during the second half of 1997, as the spate of Southeast Asian currency devaluations had a ripple effect on worldwide investor sentiment. Structural difficulties in Asia remain, and there is a high likelihood that a period of difficult economic retrenchment is in store for the region before growth reaccelerates. Valuations in Latin America are not compelling on a risk-adjusted basis, leading us to maintain a modest exposure to that less-established investment venue.

      Sincerely,

      Your Portfolio Management Team


      /s/ Irene T. Cheng                /s/ Carol L. Franklin

      Irene T. Cheng                    Carol L. Franklin
      Lead Portfolio Manager


      /s/ Nicholas Bratt               /s/ Joan R. Gregory

      Nicholas Bratt                    Joan R. Gregory


     /s/ Marc Joseph                    /s/ Sheridan Reilly

     Marc Joseph                        Sheridan Reilly

                             INTERNATIONAL PORTFOLIO
                   PERFORMANCE UPDATE as of December 31, 1997

------------------
CLASS A
------------------

------------------------------------------
International Portfolio
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------
 1 Year     $10,907         9.07%    9.07%
 5 Year     $19,008        90.08%   13.71%
10 Year     $30,494       204.94%   11.79%
------------------------------------------

------------------------------------------
MSCI EAFE & Canada Index
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------
 1 Year     $10,226         2.26%    2.26%
 5 Year     $17,249        72.49%   11.51%
10 Year     $18,542        85.42%    6.36%
------------------------------------------

* On May 8, 1997, existing shares were designated as Class A shares.

                    -----------------------------------------
                         GROWTH OF A $10,000 INVESTMENT
                    -----------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

             MSCI EAFE & Canada Index+         International Portfolio
             -------------------------         -----------------------
             '87             10,000            '87              10,000
             '88             12,785            '88              11,673
             '89             14,191            '89              16,084
             '90             10,921            '90              14,853
             '91             12,240            '91              16,553
             '92             10,749            '92              16,043
             '93             14,182            '93              22,110
             '94             15,224            '94              21,922
             '95             16,968            '95              24,359
             '96             18,132            '96              27,960
             '97*            18,542            '97*             30,494

                        Yearly periods ended December 31

------------------
CLASS B
------------------

------------------------------------------
International Portfolio
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------

Life of
Fund**      $10,233         2.33%      --
------------------------------------------

------------------------------------------
MSCI EAFE & Canada Index
------------------------------------------
                            Total Return
Period      Growth        ----------------
Ended       of            Cumu-   Average
12/31/97    $10,000       lative   Annual
------------------------------------------
Life of
Fund**   $ 9,686          -3.14%     --
------------------------------------------

** The Fund commenced selling Class B shares on May 8, 1997. Index comparisons began on May 31, 1997.

GROWTH OF A $10,000 INVESTMENT

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment. The data points from the graph are as follows:

             MSCI EAFE & Canada Index+         International Portfolio
             -------------------------         -----------------------
               5/97**          10,000           5/97**        10,000
               6/97            10,534           6/97          10,513
               7/97            10,728           7/97          10,919
               8/97             9,937           8/97           9,979
               9/97            10,495           9/97          10,649
              10/97             9,703          10/97           9,914
              11/97             9,595          11/97           9,950
              12/97             9,686          12/97          10,036

+ The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

    All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Fund's expenses. See Financial Highlights for the International Portfolio.

                             INTERNATIONAL PORTFOLIO
                    PORTFOLIO SUMMARY as of December 31, 1997

-------------------------
DIVERSIFICATION
-------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the following table.

By Region
(Excluding 3% Cash Equivalents)
-------------------------------
Europe                      74%
Japan                       16%
Pacific Basin                6%
Latin America                2%
U.S. & Canada                2%
                           ----
                           100%
                           ====
-------------------------------

               The Portfolio's significant emphasis in Europe and
                underweighting in Japan and the emerging markets limited its exposure to weak performance in Asia.

By Sector
(Equity Holdings)
-------------------------------
Financial                   26%
Manufacturing               20%
Health                       8%
Durables                     7%
Communications               5%
Energy                       5%
Utilities                    5%
Technology                   4%
Service Industries           4%
Other                       16%
                           ----
                           100%
                           ====
-------------------------------

------------------------------------------------
TEN LARGEST EQUITY HOLDINGS   (18% of Portfolio)
------------------------------------------------

1.  Novartis AG Pharmaceutical company in Switzerland

2.  Bayerische Vereinsbank AG Commercial bank in Germany

3.  Skandia Foersaekrings AB Financial conglomerate in Sweden

4.  Commerzbank AG Worldwide multi-service bank in Germany

5.  Telecom Italia Mobile SPA Cellular telecommunication services in Italy

6.  Portugal Telecom SA Telecommunication services

7. SmithKline Beecham PLC Manufacturer of drugs and healthcare products in the United Kingdom

8. Credit Suisse Group Provider of bank services, management services and life insurance in Switzerland

9.  Muenchener Rueckversicherungs-Gesellschaft AG Insurance company in Germany

10. Societe Nationale Elf Aquitaine Pertroleum company in France

                             MONEY MARKET PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                          % of     Principal
                       Portfolio   Amount ($)                                                            Value ($)
------------------------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------
                           7.3%             REPURCHASE AGREEMENT
                                 ---------------------------------------------------------------------------------
                                  7,412,000    Repurchase Agreement with Donaldson, Lufkin &
                                                Jenrette dated 12/31/97 at 6.5% to be repurchased at
                                                $7,414,677 on 1/2/98, collateralized by a $7,163,000
                                                U.S. Treasury Note, 6.5%, 8/31/01 (Cost $7,412,000)..
7,412,000
                                                                                                       -----------
                                 ---------------------------------------------------------------------------------
                         75.0%              COMMERCIAL PAPER
                                 ---------------------------------------------------------------------------------
Communications            9.8%

      Telephone/
      Communications              5,000,000    Ameritech Capital Funding Corp., 5.57%, 1/27/98* .....
  4,979,886
                                  5,000,000    Bell South Telecommunications Corp., 5.63%, 1/27/98* .
4,979,669
                                                                                                       -----------
                                                                                                         9,959,555
                                                                                                       -----------
Financial                65.2%

      Banks               3.3%    3,400,000    Chase Manhattan Bank, 5.51%, 2/24/98* ................
3,371,899
                                                                                                       -----------
      Business Finance    6.9%
                                  4,000,000    New Center Asset Trust, 5.52%, 1/30/98* ..............
3,982,213
                                  3,000,000    Prudential Funding Corp., 5.53%, 1/15/98* ............
2,993,548
                                                                                                       -----------
                                                                                                         6,975,761
                                                                                                       -----------
      Consumer Finance   26.9%
                                  5,000,000    A.I. Credit Corp., 5.98%, 1/6/98* ....................    4,995,847
                                  4,500,000    American Express Credit Corp., 5.85%, 1/16/98* .......
4,489,031
                                  4,000,000    Ford Motor Credit Co., 5.70%, 1/6/98* ................
3,996,922
                                  4,000,000    Ford Motor Credit Co., 5.65%, 3/10/98* ...............
3,958,596
                                  5,000,000    General Electric Capital Corp. 5.68%, 3/5/98* ........
4,950,300
                                  5,000,000    Household Finance Corp., 5.63%, 2/24/98* .............
4,957,778
                                                                                                       -----------
                                                                                                        27,348,474
                                                                                                       -----------
      Other Financial
      Companies          28.1%
                                  4,000,000    Associates Corp. of North America, 5.57%, 1/5/98* ....
3,997,524
                                  4,000,000    Ciesco L.P. 5.57%, 1/27/98* ..........................    3,983,909
                                  4,000,000    CSW Credit Corp., 5.90%, 1/23/98* ....................
3,985,578
                                    500,000    CSW Credit Corp., 5.70%, 2/24/98* ....................      495,725
                                  4,000,000    Dresdner US Finance, 5.54%, 2/18/98* .................
3,970,453
                                  4,000,000    JP Morgan, 5.80%, 1/8/98* ............................    3,995,489
                                  3,000,000    John Deere Capital Corp., 5.52%, 2/11/98* ............
2,981,140
                                  5,000,000    Matterhorn Capital Corp., 5.73%, 1/15/98* ............
4,988,858
                                                                                                       -----------
                                                                                                        28,398,676
                                                                                                       -----------
                                               Total Commercial Paper (Cost $76,054,365) ............   76,054,365
                                                                                                       -----------
                                 ---------------------------------------------------------------------------------
                        17.7%              SHORT-TERM NOTES
                                 ---------------------------------------------------------------------------------
Financial

      Banks              13.8%    3,000,000    Bank One, Columbus, N.A., Floating Rate Note,
                                                5.51%, 6/10/98** ....................................    2,999,363
                                  4,000,000    Bank of America NT&SA, 5.87%, 1/05/98 ................
4,000,000


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

                          % of     Principal                                                             Value ($)
                       Portfolio   Amount ($)                                                             (Note A)
------------------------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------
                                  4,000,000    Canadian Imperial Bank, 5.685%, 3/2/98 ...............
3,999,001
                                  3,000,000    Huntington National Bank, 5.8%, 9/22/98 ..............
2,998,363
                                                                                                       -----------
                                                                                                        13,996,727
                                                                                                       -----------

      Consumer Finance    3.9%    4,000,000    Abbey National North America, 5.65%, 4/15/98
 .........    3,999,448
                                                                                                       -----------
                                               Total Short Term Notes (Cost $17,996,175) ............   17,996,175
                                                                                                       -----------
------------------------------------------------------------------------------------------------------------------
                                  Total Investment Portfolio -- 100.0% (Cost $101,462,540) (a) ......
101,462,540
                                                                                                       ===========
------------------------------------------------------------------------------------------------------------------

(a)  Cost for federal income tax purposes is $101,462,540.

*    Annualized yield at time of purchase; not a coupon rate. (Unaudited)

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------------------
Assets
Investments securities (cost $101,462,540) ........................             $101,462,540
Cash ..............................................................                      175
Receivables:
   Interest .......................................................                  440,287
   Portfolio shares sold ..........................................                1,963,554
Other assets ......................................................                   35,159
                                                                                ------------
      Total assets ................................................              103,901,715

Liabilities
Payable for Portfolio shares redeemed ............................. $  1,245,841
Accrued management fee ............................................       32,495
Other payables and accrued expenses ...............................       47,002
                                                                    ------------
   Total liabilities ..............................................                1,325,338
                                                                                ------------
Net assets, at value ..............................................             $102,576,377
                                                                                ============
Net Assets
Net assets consist of:
   Accumulated net realized loss ..................................                   (4,318)
   Paid-in capital ................................................              102,580,695
                                                                                ------------
Net assets, at value ..............................................             $102,576,377
                                                                                ============
Net asset value, offering and redemption price per share
   ($102,576,377 / 102,576,377 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)..                    $1.00
                                                                                       =====


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
-------------------------------------------------------------------------------------------
Investment income
   Interest .......................................................             $ 5,830,510

   Expenses:
      Management fee .............................................. $  384,554
      Custodian and accounting fees ...............................     47,313
      Trustees' fees and expenses .................................     17,024
      Reports to shareholders .....................................      2,699
      Legal .......................................................      7,320
      Auditing ....................................................      6,488
      Other .......................................................     13,828      479,226
                                                                    ----------  -----------
   Net investment income ..........................................               5,351,284
                                                                                -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized loss from investments .............................                  (1,835)
                                                                                -----------
Net increase in net assets resulting from operations ..............             $ 5,349,449
                                                                                ===========


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        Years Ended December 31,
                                                                     -----------------------------
Increase (Decrease) in Net Assets                                          1997            1996
--------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................  $   5,351,284   $   4,385,955
Net realized gain (loss) from investment transactions .............         (1,835)           (917)
                                                                     -------------   -------------
Net increase in net assets resulting from operations ..............      5,349,449       4,385,038
                                                                     -------------   -------------
Distributions to shareholders from net investment income ..........     (5,351,284)     (4,385,955)
                                                                     -------------   -------------
Portfolio share transactions at net asset value of $1.00 per share:
   Proceeds from shares sold ......................................    258,430,588     201,403,309
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ...............................      5,348,533       4,385,955
   Cost of shares redeemed ........................................   (258,986,535)   (187,750,612)
                                                                     -------------   -------------
   Net increase (decrease) in net assets from Portfolio share
      transactions ................................................      4,792,586      18,038,652
                                                                     -------------   -------------
Increase (decrease) in net assets .................................      4,790,751      18,037,735
Net assets at beginning of period .................................     97,785,626      79,747,891
                                                                     -------------   -------------
Net assets at end of period .......................................  $ 102,576,377   $  97,785,626
                                                                     =============   =============


    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended December 31,

---------------------------------------------------------------------------------------------------
                                  1997       1996      1995      1994      1993      1992      1991      1990
1989      1988

---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......  $  1.000   $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $
1.000  $  1.000  $  1.000
                              --------   --------  --------  --------  --------  --------  --------  --------  --------
--------
Income from investment
  operations:
Net investment income ......      .051       .050      .055      .037      .025      .033      .057      .076
 .088      .068
Less distributions from
  net investment income ....     (.051)     (.050)    (.055)    (.037)    (.025)    (.033)    (.057)
(.076)    (.088)    (.068)
                              --------   --------  --------  --------  --------  --------  --------  --------  --------
--------
Net asset value, end of
  period ...................  $  1.000   $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
$  1.000  $  1.000
                              ========   ========  ========  ========  ========  ========
========  ========  ========  ========
Total Return (%) ...........      5.25       5.09      5.65      3.72      2.54      3.33      5.81      7.83
8.84      7.08
Ratios and
Supplemental Data
Net assets, end of period
  ($ millions) .............       103         98        80        90        49        34        28        32        15
11
Ratio of operating expenses,
  net to average daily net
  assets (%) ...............       .46        .46       .50       .56       .66       .64       .67       .69       .72
 .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ...............       .46        .46       .50       .56       .66       .64       .67       .69       .81
1.04
Ratio of net investment
  income to average daily
  net assets (%) ...........      5.15       4.98      5.51      3.80      2.55      3.26      5.67      7.57
8.53      6.99

                                 BOND PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997


                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                9.8%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                        7,892,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at $7,894,850
                                                      on 1/2/98 collateralized by a $7,413,000 U.S. Treasury
                                                      Note, 6.88%, 5/15/06 (Cost $7,892,000) .................
7,892,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                8.7%             SHORT TERM INVESTMENTS
                                      ------------------------------------------------------------------------------------
                                        7,000,000   Federal Home Loan Mortgage Corp. Discount
                                                      Note, 1/2/98 (Cost $6,999,076) .........................   6,999,076
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               16.0%             U. S. GOVERNMENT & AGENCIES
                                      ------------------------------------------------------------------------------------
                                        2,000,000   U.S. Treasury Bond, 6.25%, 8/15/23 .......................
2,060,000
                                        1,000,000   U.S. Treasury Note, 6.125%, 7/31/00 ......................
1,010,310
                                        3,000,000   U.S. Treasury Note, 5.625%, 11/30/00 .....................
2,994,360
                                        5,000,000   U.S. Treasury Note, 6.25%, 1/31/02 .......................
5,089,050
                                          500,000   U.S. Treasury Note, 6.25%, 2/15/07 .......................
515,935
                                        4,000,000   U.S. Treasury STRIP, Principal Only, 11/15/98 ............
1,140,400
                                                                                                               -----------
                                                    Total U.S. Government & Agencies
                                                      (Cost $12,634,950) .....................................  12,810,055
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                4.7%             GOV'T NATIONAL MORTGAGE ASSOCIATION
                                      ------------------------------------------------------------------------------------
                                        1,115,540   Government National Mortgage Association Pass-thru
                                                      10%, 8/15/20 (a) .......................................   1,242,678
                                        2,461,871   Government National Mortgage Association Pass-thru
                                                      7.5%, 7/15/26 (a) ......................................   2,522,630
                                                                                                               -----------
                                                    Total Gov't National Mortgage Association
                                                      (Cost $3,714,016) ......................................   3,765,308
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               13.0%             U. S. GOVERNMENT AGENCY PASS-THRUS
                                      ------------------------------------------------------------------------------------
                                          527,129   Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) .........
  540,212
                                        1,778,235   Federal Home Loan Mortgage Corp., 7.78%, 9/1/24 (a)
 ......   1,858,807
                                        1,367,417   Federal National Mortgage Association, 8%, 12/1/09 (a) ...
1,407,140
                                        6,550,865   Federal National Mortgage Association, 7%, with various
                                                      maturities to 7/1/26 (a) ...............................   6,612,247
                                                                                                               -----------
                                                    Total U.S. Government Agency Pass-thrus
                                                      (Cost $10,141,231) .....................................  10,418,406
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                7.3%             FOREIGN BONDS - U. S. $ DENOMINATED
                                      ------------------------------------------------------------------------------------
                                        1,625,000   Fage Dairy Industry SA, 9%, 2/1/07 .......................
1,580,313
                                        1,000,000   Hutchison Whampoa, Ltd., 7.5%, 8/1/27 ....................
957,030
                                          200,000   ITT Publimedia BV, 9.375%, 8/15/07 .......................
210,000
                                          750,000   Rogers Cantel Inc., 8.8%, 10/1/07 ........................
746,250
                                          500,000   Petroleos Mexicanos S.A., 8.85%, 8/15/07 .................
493,750
                                        1,000,000   Korea Development Bank, 9.6%, 12/1/00 ....................
893,430
                                        1,000,000   Nippon Telegraph & Telephone Corp., 9.5%, 7/27/98 ........
 1,019,930
                                                                                                               -----------
                                                    Total Foreign Bonds - U.S.$ Denominated
                                                      (Cost $6,152,737) ......................................   5,900,703
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                2.9%             ASSET BACKED
                                      ------------------------------------------------------------------------------------
      Automobile Receivables    1.3%    1,000,000   Premier Auto Trust Asset Backed Certificate,
Series
                                                      1996-3 A4, 6.75%, 11/6/00 ..............................   1,010,620
                                                                                                               -----------
      Home Equity Loans         0.8%      443,497   Contimortgage Home Equity Loan Trust, Series
1996-1 A2,
                                                      5.58%, 1/15/11 .........................................     442,109
                                          200,267   United Companies Financial Corp., Home Equity Loan
                                                      Series 1993-B1, 6.075%, 7/25/14 ........................     197,889
                                                                                                               -----------
                                                                                                                   639,998
                                                                                                               -----------
      Manufactured Housing
      Receivables               0.8%      650,000   Green Tree Financial Corp. Series 1997-1 B2,
7.76%,
                                                      3/15/28 ................................................     657,008
                                                                                                               -----------
                                                    Total Asset Backed (Cost $2,284,082) .....................
2,307,626
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               37.6%             CORPORATE BONDS
                                      ------------------------------------------------------------------------------------
      Consumer Staples          2.0%    1,000,000   J. Seagram & Sons Inc., 9%, 8/15/21
 ......................   1,219,100
                                          400,000   Polymer Group, Inc., 9%, 7/1/07 ..........................
400,000
                                                                                                               -----------
                                                                                                                 1,619,100
                                                                                                               -----------
      Financial                17.5%    2,000,000   Associates Corp. of North America, 6.625%, 5/15/01
 .......   2,024,436
                                        1,000,000   BankAmerica Corp., 7.125%, 5/1/06 ........................
1,039,970
                                        1,000,000   First Industrial LP, 7.6%, 5/15/07 .......................
1,044,500
                                        1,750,000   First Union Institutional Capital II, 7.85%, 1/1/27 ......
1,810,113
                                        1,500,000   Highwoods/Forsyth L.P., 7%, 12/1/06 ......................
1,510,350
                                          750,000   People's Heritage Bank, 9.06%, 2/1/27 ....................
827,813
                                          500,000   Security Capital Industrial Trust, 7.81%, 2/1/15 .........
522,700
                                          750,000   Spieker Properties, Inc., 7.875%, 12/1/16 ................
806,033
                                          200,000   Spieker Properties, Inc., 7.5%, 10/1/27 ..................
202,450
                                        1,000,000   Susa Partnership L.P., 7.125%, 11/1/03 ...................
1,018,060
                                        1,000,000   Susa Partnership L.P., 8.2%, 06/01/17 ....................
1,089,210
                                          500,000   Taubman Realty Group LP Medium Term Note, 8%,
                                                      7/30/01 ................................................     522,550
                                        1,500,000   US West Capital Funding Inc., 7.9%, 2/1/27 ...............
1,641,510
                                                                                                               -----------
                                                                                                                14,059,695
                                                                                                               -----------
      Media                     4.5%      250,000   Lamar Advertising Co., 8.625%, 9/15/07 ...................
  255,938
                                        1,000,000   Outdoor Systems, Inc., 8.875%, 6/15/07 ...................
1,045,000
                                        1,000,000   Tele-Communications, Inc., 8.65%, 9/15/04 ................
1,095,550
                                        1,000,000   Time Warner Inc., 9.125%, 1/15/13 ........................
1,190,770
                                                                                                               -----------
                                                                                                                 3,587,258
                                                                                                               -----------
      Service Industries        1.3%      500,000   SC International Services, Inc., 9.25%, 9/1/07
 ...........     515,000
                                          500,000   ServiceMaster L.P., 7.45%, 8/15/27 .......................
519,565
                                                                                                               -----------
                                                                                                                 1,034,565
                                                                                                               -----------
      Durables                  1.5%    1,000,000   Lockheed Corp., 9%, 1/15/22 ..............................
1,241,070
                                                                                                               -----------
      Manufacturing             1.0%      500,000   Argo-Tech Corp., 8.625%, 10/1/07
 .........................     500,000
                                          300,000   GFSI Inc., 9.625%, 3/1/07 ................................     309,000
                                                                                                               -----------
                                                                                                                   809,000
                                                                                                               -----------
      Technology                3.4%      500,000   Amphenol Corp., 9.875%, 5/15/07 ..........................
   525,000
                                        1,000,000   International Business Machines Corp., 7%, 10/30/45 ......
1,024,310


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                        1,000,000   Loral Corp., 8.375%, 6/15/24 .............................
1,174,560
                                                                                                               -----------
                                                                                                                 2,723,870
                                                                                                               -----------
      Energy                    2.6%      750,000   Barrett Resources Corp., 7.55%, 2/1/07 ...................
 775,973
                                        1,000,000   Chesapeake Energy Corp., 8.5%, 3/15/12 ...................
997,500
                                          300,000   Dawson Production Services, Inc., 9.375%, 2/1/07 .........
316,125
                                                                                                               -----------
                                                                                                                 2,089,598
                                                                                                               -----------
      Construction              0.6%      500,000   Nortek, Inc., 9.125%, 9/1/07 .............................
507,500
                                                                                                               -----------
      Transportation            2.5%      700,000   Allied Holdings Inc., 8.625%, 10/1/07 ....................
   710,500
                                          675,000   Atlantic Express, Inc., 10.75%, 2/1/04 ...................
717,188
                                          500,000   Newport News Shipbuilding Co., 8.625%, 12/1/06 ...........
 526,250
                                                                                                               -----------
                                                                                                                 1,953,938
                                                                                                               -----------
      Utilities                 0.7%      500,000   Houston Light & Power Capital Corp., 8.257%, 2/1/37
 ......     525,860
                                                                                                               -----------
                                                    Total Corporate Bonds (Cost $28,176,416) .................
30,151,454
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                      (Cost $77,994,508) (b) .................................  80,244,628
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

(a)  Effective maturities will be shorter due to prepayments.

(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $77,994,508 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of market value
     over tax cost .............................................    $  2,568,310

     Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax cost
       over market value .......................................         318,190
                                                                    ------------
     Net unrealized appreciation ...............................    $  2,250,120
                                                                    ============
--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments and U.S. Government and Government Agency securities), for the year ended December 31, 1997, aggregated $23,601,711 and $16,205,618, respectively. Purchases and sales of U.S. Government and Government Agency securities for the year ended December 31, 1997, aggregated $13,261,511 and $15,908,907, respectively.

--------------------------------------------------------------------------------

      The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $231,817,897.


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
---------------------------------------------------------------------------------------------
Assets
Investments, at market (cost $77,994,508) ..........................             $ 80,244,628
Cash ...............................................................                    1,354
Receivables:
   Investments sold ................................................                   46,086
   Interest ........................................................                1,144,288
   Portfolio shares sold ...........................................                   10,902
Other assets .......................................................                    1,118
                                                                                 ------------
      Total assets .................................................               81,448,376
Liabilities
Payables:
   Accrued management fee ..........................................   $   31,170
   Other payables and accrued expenses .............................       30,174
                                                                       ----------
      Total liabilities ............................................                   61,344
                                                                                 ------------
Net assets, at market value ........................................             $ 81,387,032
                                                                                 ============
Net Assets
Net assets consist of:
   Undistributed net investment income .............................                1,252,060
   Net unrealized appreciation (depreciation) on investments .......                2,250,120
   Accumulated net realized gain (loss) ............................                  145,455
   Paid-in capital .................................................               77,739,397
                                                                                 ------------
Net assets, at market value ........................................             $ 81,387,032
                                                                                 ============
Net asset value, offering and redemption price per share
   ($81,387,032 / 11,852,430 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized)...                    $6.87
                                                                                        =====


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------
Investment income
   Interest ........................................................             $ 4,859,346
   Expenses:
      Management fee ...............................................  $ 321,323
      Custodian fees ...............................................     17,460
      Accounting fees ..............................................     38,269
      Reports to shareholders ......................................      2,066
      Trustees' fees  and expenses .................................     17,168
      Auditing .....................................................      4,300
      Legal ........................................................      3,181
      Other ........................................................     13,999      417,766
                                                                      ---------  -----------
   Net investment income ...........................................               4,441,580
                                                                                 -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ..................................................    215,300
      Futures ......................................................    (21,111)     194,189
                                                                      ---------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ..................................................               1,334,379
                                                                                 -----------
   Net gain (loss) on investment transactions ......................               1,528,568
                                                                                 -----------
Net increase (decrease) in net assets resulting from operations ....             $ 5,970,148
                                                                                 ===========


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Years Ended December 31,
                                                                     ---------------------------
Increase (Decrease) in Net Assets                                         1997           1996
------------------------------------------------------------------------------------------------
Operations:
   Net investment income ..........................................  $  4,441,580   $  3,806,734
   Net realized gain (loss) from investment transactions ..........       194,189        598,986
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ..............................     1,334,379     (2,514,348)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from operations ...     5,970,148      1,891,372
                                                                     ------------   ------------
Distributions to shareholders from:
   Net investment income ..........................................    (4,208,036)    (5,405,378)
                                                                     ------------   ------------
   Net realized gains from investment transactions ................      (189,814)            --
                                                                     ------------   ------------
Portfolio share transactions:
   Proceeds from shares sold ......................................    27,517,062     27,555,910
   Net asset value of shares issued to shareholders in
      reinvestment of distributions ...............................     4,397,850      5,405,378
   Cost of shares redeemed ........................................   (17,869,599)   (36,192,318)
                                                                     ------------   ------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...................................................    14,045,313     (3,231,030)
                                                                     ------------   ------------
Increase (decrease) in net assets .................................    15,617,611     (6,745,036)
Net assets at beginning of period .................................    65,769,421     72,514,457
                                                                     ------------   ------------
Net assets at end of period (including undistributed net investment
   income of $1,252,060 and $1,075,196, respectively) .............  $ 81,387,032   $ 65,769,421
                                                                     ============   ============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .........................     9,775,320     10,126,562
                                                                     ------------   ------------
   Shares sold ....................................................     4,073,136      4,122,227
   Shares issued to shareholders in reinvestment of distributions .       661,744        806,843
   Shares redeemed ................................................    (2,657,770)    (5,280,312)
                                                                     ------------   ------------
   Net increase (decrease) in Portfolio shares ....................     2,077,110       (351,242)
                                                                     ------------   ------------
Shares outstanding at end of period ...............................    11,852,430      9,775,320
                                                                     ============   ============


    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                 Years Ended December 31,

----------------------------------------------------------------------------------------------
                                1997     1996     1995      1994      1993      1992      1991      1990     1989
 1988

----------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ....... $  6.73  $  7.16  $  6.48   $  7.42   $  7.19   $  7.37   $  6.73   $  6.72  $
6.39   $  6.47
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Income from investment
  operations:
  Net investment income .....     .44      .41      .44       .43       .48       .49       .52       .53      .54
 .54
  Net realized and
   unrealized gain (loss) on
   investment transactions...     .15     (.22)     .69      (.77)      .38      (.02)      .61      (.02)     .18
(.19)
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Total from investment
  operations ................     .59      .19     1.13      (.34)      .86       .47      1.13       .51      .72
 .35
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Less distributions from:
  Net investment income .....    (.43)    (.62)    (.45)     (.43)     (.48)     (.46)     (.47)     (.50)
(.39)     (.43)
  Net realized gains on
   investment transactions...    (.02)      --       --      (.17)     (.15)     (.19)     (.02)       --       --
--
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Total distributions .........    (.45)    (.62)    (.45)     (.60)     (.63)     (.65)     (.49)     (.50)    (.39)
(.43)
                              -------  -------  -------   -------   -------   -------   -------   -------  -------   -------
Net asset value,
end of period ............... $  6.87  $  6.73  $  7.16   $  6.48   $  7.42   $  7.19   $  7.37   $  6.73  $
6.72   $  6.39
                              =======  =======  =======   =======   =======   =======
=======   =======  =======   =======
Total Return (%) ............    9.10     2.82    18.17     (4.79)    12.38      7.01     17.61      8.06
11.65      5.46
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .......      81       66       73       142       129       113        74        42       22
3
Ratio of operating expenses,
  net to average daily net
  assets (%) ................     .62      .61      .56       .58       .61       .63       .69       .73      .75       .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) ................     .62      .61      .56       .58       .61       .63       .69       .73      .84      1.40
Ratio of net investment
  income to average
  daily net assets (%) ......    6.55     6.20     6.29      6.43      6.59      6.89      7.51      8.05     8.04
   7.86
Portfolio turnover rate (%)..   56.07    85.11   177.21     96.55    125.15     87.00    115.86
71.02   103.41    245.23

(a)  Based on monthly average shares outstanding during the period.

                               BALANCED PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                7.3%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                        8,648,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at $8,651,123
                                                      on 1/2/98, collateralized by a $5,417,000 U.S. Treasury
                                                      Bond, 13.25%, 5/15/14 (Cost $8,648,000) ...............
8,648,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               11.7%             U.S. GOVERNMENT & AGENCIES
                                      ------------------------------------------------------------------------------------
                                        1,200,000   U.S. Treasury Bond, 7.25%, 5/15/16 ......................
1,366,872
                                        1,300,000   U.S. Treasury Bond, 6.25%, 8/15/23 ......................
1,339,000
                                        1,000,000   U.S. Treasury Note, 5.25%, 7/31/98 ......................
998,280
                                        2,000,000   U.S. Treasury Note, 5.75%, 12/31/98 .....................
2,002,820
                                        3,000,000   U.S. Treasury Note, 5.625%, 12/31/99 ....................
2,998,590
                                          500,000   U.S. Treasury Note, 6.125%, 7/31/00 .....................
505,155
                                        1,150,000   U.S. Treasury Note, 5.625%, 11/30/00 ....................
1,147,838
                                        1,000,000   U.S. Treasury Note, 6.25%, 1/31/02 ......................
1,017,810
                                        2,000,000   U.S. Treasury Note, 5.625%, 2/15/06 .....................
1,977,500
                                        1,500,000   U.S. Treasury STRIP, Principal only, 11/15/18 ...........
427,650
                                                                                                               -----------
                                                    Total U.S. Government & Agencies (Cost $13,559,104) .....
13,781,515
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               2.0%              GOVERNMENT NATIONAL MORTGAGE ASSOC.
                                      ------------------------------------------------------------------------------------
                                          413,339   Government National Mortgage Association Pass-thru,
                                                      10%, 8/15/20 (a) ......................................      460,447
                                          523,852   Government National Mortgage Association Pass-thru,
                                                      8.75%, 12/15/24 (a) ...................................      547,588
                                        1,270,400   Government National Mortgage Association Pass-thru,
                                                      8.5% with various maturities to 9/15/26 (a) ...........
1,334,969
                                                                                                               -----------
                                                    Total Government National Mortgage Assoc.
                                                      (Cost $2,245,125) .....................................    2,343,004
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               6.7%              U. S. GOVERNMENT AGENCY PASS-THRUS
                                      ------------------------------------------------------------------------------------
                                          878,548   Federal Home Loan Mortgage Corp., 8%, 4/1/08 (a) ........
  900,353
                                        2,426,276   Federal National Mortgage Association, 6.5% with various
                                                      maturities to 2/1/26 (a) ..............................    2,405,046
                                        4,468,968   Federal National Mortgage Association, 7% with various
                                                      maturities to 9/1/26 (a) ..............................    4,510,842
                                                                                                               -----------
                                                    Total U.S. Government Agency Pass-thrus
                                                      (Cost $7,557,953) .....................................    7,816,241
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               1.8%              FOREIGN BONDS - U.S. $ DENOMINATED
                                      ------------------------------------------------------------------------------------
                                          250,000   ABN-AMRO Bank NV, 7.75%, 5/15/23 ........................
276,020
                                        1,000,000   Deutsche Bank, 7.5%, 4/25/09 ............................
1,077,080
                                          500,000   Midland Bank PLC, 6.95%, 3/15/11 ........................
506,675
                                          250,000   Seagram Co., Ltd., 6.875%, 9/1/23 .......................
246,678
                                                                                                               -----------
                                                    Total Foreign Bonds - U.S. $ Denominated Total
                                                      (Cost $1,942,394) .....................................    2,106,453
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                1.4%                ASSET BACKED
                                      ------------------------------------------------------------------------------------
Automobile Receivables          0.5%
                                           44,001   Premier Auto Trust Asset Backed Certificate,
                                                     Series 1994-3, 6.8%, 12/2/99 ...........................       44,042
                                          500,000   Premier Auto Trust Asset Backed Certificate,
                                                     Series 1996-3, 6.5%, 3/6/00 ............................      501,405
                                                                                                               -----------
                                                                                                                   545,447
                                                                                                               -----------
Credit Card Receivables         0.7%
                                          850,000   Sears Credit Account Master Trust, Series 1995-A4,
                                                     6.25%, 1/15/03 .........................................      850,791
                                                                                                               -----------
Home Equity Loans               0.2%
                                          147,832   Contimortgage Home Equity Loan Trust, Series 1996-1 A2,
                                                     5.58%, 1/15/11 .........................................      147,370
                                           50,067   United Companies Financial Corp., Home Equity Loan,
                                                     Series 1993-B1, 6.075%, 7/25/14 ........................       49,472
                                                                                                               -----------
                                                                                                                   196,842
                                                                                                               -----------
                                                    Total Asset Backed (Cost $1,588,986) ....................
1,593,080
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               10.9%                CORPORATE BONDS
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          0.2%
                                          250,000   Price/Costco Inc., 7.125%, 6/15/05 ......................
257,700
                                                                                                               -----------
Consumer Staples                0.2%
                                          270,000   J. Seagram & Sons Inc., 7%, 4/15/08 .....................
278,465
                                                                                                               -----------
Financial                       4.9%
                                          750,000   Associates Corp. of North America, 6.625%, 5/15/01 ......
 759,165
                                        1,000,000   Highwoods/Forsyth L.P., 7%, 12/1/06 .....................
1,006,900
                                          250,000   NationsBank Corp., 7.25%, 10/15/25 ......................
263,083
                                        1,000,000   Southern National Corp., 7.05%, 5/23/03 .................
1,029,630
                                          750,000   Spieker Properties, Inc., 7.875%, 12/1/16 ...............
806,033
                                          500,000   Susa Partnership L.P., 8.2%, 6/1/17 .....................
544,605
                                          800,000   US West Capital Funding Inc., 7.9%, 2/1/27 ..............
875,472
                                          500,000   Wells Fargo & Co., 6.875%, 4/1/06 .......................
510,675
                                                                                                               -----------
                                                                                                                 5,795,563
                                                                                                               -----------
Media                           1.5%
                                          500,000   TCI Communications, Inc., 8.65%, 9/15/04 ................
547,775
                                        1,000,000   Time Warner Inc., 9.125%, 1/15/13 .......................
1,190,770
                                                                                                               -----------
                                                                                                                 1,738,545
                                                                                                               -----------
Service Industries              0.9%
                                        1,000,000   ServiceMaster L.P., 7.45%, 8/15/27 ......................
1,039,130
                                                                                                               -----------
Durables                        0.7%
                                          250,000   Lockheed Corp., 9%, 1/15/22 .............................
310,268
                                          500,000   Northrop Grumman Corp., 7.875%, 3/1/26 ..................
556,345
                                                                                                               -----------
                                                                                                                   866,613
                                                                                                               -----------
Manufacturing                   0.2%
                                          250,000   Corning Inc., 8.75%, 7/15/99 ............................
259,050
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Technology                      0.5%
                                          500,000   Loral Corp., 8.375%, 6/15/24 ............................
587,280
                                                                                                               -----------
Energy                          0.7%

                                          500,000   Atlantic Richfield Co., 8.25%, 2/1/22 ...................
588,850
                                          250,000   Enron Corp., 10%, 6/1/98 ................................      253,960
                                                                                                               -----------
                                                                                                                   842,810
                                                                                                               -----------
Metals & Minerals               0.9%
                                        1,000,000   Potash Corp., 7.125%, 6/15/07 ...........................
1,022,760
                                                                                                               -----------
Utilities                       0.2%
                                          250,000   Commonwealth Edison Co., 9.05%, 10/15/99 ................
260,875
                                                                                                               -----------
                                                    Total Corporate Bonds (Cost $12,079,227) ................
12,948,791
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               58.2%                COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                        Shares
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          6.3%
      Department &
      Chain Stores              4.5%       21,600   Costco Companies Inc.* ..................................
963,900
                                           33,600   Home Depot, Inc. ........................................    1,978,200
                                           12,700   Nordstrom, Inc. .........................................      766,763
                                           39,700   Wal-Mart Stores Inc. ....................................    1,565,669
                                                                                                               -----------
                                                                                                                 5,274,532
                                                                                                               -----------

      Hotels & Casinos          0.7%       41,400   Host Marriott Corp.* ....................................
812,475
                                                                                                               -----------

      Specialty Retail          1.1%       38,500   Corporate Express, Inc.* ................................
495,688
                                           36,700   Pier 1 Imports, Inc. ....................................      830,338
                                                                                                               -----------
                                                                                                                 1,326,026
                                                                                                               -----------
Consumer Staples               12.6%

      Alcohol & Tobacco         1.6%       42,800   Philip Morris Companies Inc. ............................
1,939,375
                                                                                                               -----------

      Consumer Specialties      0.5%       18,100   Samsonite Corp.* ........................................
572,413
                                                                                                               -----------

      Food & Beverage           4.9%       36,700   Coca-Cola Co., Inc. .....................................
2,445,138
                                           30,300   H.J. Heinz Co. ..........................................    1,539,619
                                           28,400   Interstate Bakers Corp. .................................    1,061,450
                                           13,100   Suiza Foods Corp.* ......................................      780,269
                                                                                                               -----------
                                                                                                                 5,826,476
                                                                                                               -----------
      Package Goods/
      Cosmetics                 5.6%       24,500   Colgate-Palmolive Co. ...................................
1,800,750
                                           17,945   Gillette Co. ............................................    1,802,351
                                           38,000   Procter & Gamble Co. ....................................    3,032,864
                                                                                                               -----------
                                                                                                                 6,635,965
                                                                                                               -----------
Health                         12.9%
      Biotechnology             1.1%       20,200   Guidant Corp. ...........................................
1,257,450
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
      Health Industry
      Services                  1.3%       17,000   HBO & Company, Inc. .....................................
816,000
                                           25,500   Total Renal Care Holdings, Inc.* ........................
701,250
                                                                                                               -----------
                                                                                                                 1,517,250
                                                                                                               -----------
      Hospital Management       0.6%       21,100   Tenet Healthcare Corp. ..................................
 698,938
                                                                                                               -----------

      Pharmaceuticals           9.9%       14,600   Bristol-Myers Squibb Co. ................................
1,381,525
                                           30,116   Eli Lilly & Co. .........................................    2,096,827
                                           24,000   Johnson & Johnson .......................................    1,581,000
                                           14,700   Merck & Co. Inc. ........................................    1,561,875
                                           39,500   Pfizer, Inc. ............................................    2,945,219
                                           26,400   SmithKline Beecham PLC (ADR) ............................
1,357,950
                                            6,500   Warner-Lambert Co. ......................................      806,000
                                                                                                               -----------
                                                                                                                11,730,396
                                                                                                               -----------
Financial                       3.6%

      Banks                     1.2%       13,200   First Union Corp. .......................................
676,500
                                           11,900   NationsBank Corp. .......................................      723,669
                                                                                                               -----------
                                                                                                                 1,400,169
                                                                                                               -----------

      Insurance                 2.4%       18,375   American International Group, Inc. ......................
1,998,281
                                           18,300   Conseco Inc. ............................................      831,506
                                                                                                               -----------
                                                                                                                 2,829,787
                                                                                                               -----------
Media                           3.8%

      Advertising               1.8%       21,450   Interpublic Group of Companies Inc. .....................
1,068,478
                                           29,100   Outdoor Systems, Inc.* ..................................    1,116,713
                                                                                                               -----------
                                                                                                                 2,185,191
                                                                                                               -----------
      Broadcasting &
      Entertainment             2.0%       19,000   Clear Channel Communications, Inc.* .....................
  1,509,313
                                            8,000   Walt Disney Co. .........................................      792,500
                                                                                                               -----------
                                                                                                                 2,301,813
                                                                                                               -----------
Service Industries              2.2%

      Miscellaneous Consumer
       Services                 1.5%       24,100   Cendant Corporation* ....................................
828,438
                                           25,600   Service Corp. International .............................      945,600
                                                                                                               -----------
                                                                                                                 1,774,038
                                                                                                               -----------

      Printing / Publishing     0.7%       11,800   Reuters Holdings PLC "B" (ADR)
 ..........................      781,750
                                                                                                               -----------
Durables                        2.4%
      Aerospace                 0.9%       26,000   AlliedSignal Inc. .......................................
1,012,375
                                                                                                               -----------
      Telecommunications
       Equipment                1.5%       13,800   CIENA Corp.* ............................................
843,525
                                           13,700   Nokia AB Oy "A" (ADR) ...................................
959,000
                                                                                                               -----------
                                                                                                                 1,802,525
                                                                                                               -----------
Manufacturing                   4.9%
      Chemicals                 0.6%       17,700   Monsanto Co. ............................................
743,400
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
      Diversified
      Manufacturing             4.3%       50,500   General Electric Co. ....................................
3,705,438
                                           21,600   Textron, Inc. ...........................................    1,350,000
                                                                                                               -----------
                                                                                                                 5,055,438
                                                                                                               -----------
Technology                      8.9%

      Computer Software         3.7%       19,425   Computer Associates International, Inc.
 .................    1,027,097
                                           17,600   Microsoft Corp.* ........................................    2,274,800
                                           27,000   PeopleSoft Inc.* ........................................    1,053,000
                                                                                                               -----------
                                                                                                                 4,354,897
                                                                                                               -----------
      Diverse Electronic
      Products                  0.5%       19,600   Teradyne Inc.* ..........................................
627,200
                                                                                                               -----------
      Electronic Data
      Processing                0.9%       19,300   Compaq Computer Corp. ...................................
1,089,244
                                                                                                               -----------
      Office / Plant
      Automation                1.0%       12,600   3Com Corp.* .............................................
440,213
                                           12,900   Cisco Systems, Inc.* ....................................      719,175
                                                                                                               -----------
                                                                                                                 1,159,388
                                                                                                               -----------

      Semiconductors            2.8%       21,600   Intel Corp. .............................................
1,517,400
                                           10,100   Linear Technology Corp. .................................      582,013
                                           28,800   National Semiconductor Corp. ............................
747,000
                                           25,100   Taiwan Semiconductor Manufacturing Co.* .................
456,506
                                                                                                               -----------
                                                                                                                 3,302,919
                                                                                                               -----------
Energy                          0.6%

      Oilfield Services/
      Equipment                             8,100   Schlumberger Ltd. .......................................
652,051
                                                                                                               -----------
                                                    Total Common Stocks (Cost $46,660,771) ..................
68,663,481
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                     (Cost $94,281,560) (b) .................................  117,900,565
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.

(a)  Effective maturities will be shorter due to prepayments.

(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $94,304,684 was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there is an excess of market value
     over tax cost ............................................   $ 24,563,231

     Aggregate gross unrealized depreciation for all
     investments in which there is an excess of tax cost
     over market value ........................................        967,350
                                                                  ------------
     Net unrealized appreciation ..............................   $ 23,595,881
                                                                  ============
--------------------------------------------------------------------------------

     Purchases and sales of investment securities (excluding short-term investments and U.S. Government and Government Agency securities), for the year ended December 31, 1997, aggregated $39,670,908 and $37,660,447, respectively. Purchases and sales of U.S. Government and Government Agency securities for the year ended December 31, 1997, aggregated $6,371,788 and $3,062,630, respectively.


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
--------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $94,281,560) ...............           $ 117,900,565
Cash ...............................................................                     215
Receivables:
   Dividends and interest ..........................................                 543,376
Other assets .......................................................                   1,510
                                                                               -------------
      Total assets .................................................             118,445,666
Liabilities
Payables:
   Accrued management fee ..........................................   $ 46,027
   Other payables and accrued expenses .............................     26,424
                                                                       --------
      Total liabilities ............................................                  72,451
                                                                               -------------
Net assets, at market value ........................................           $ 118,373,215
                                                                               =============
Net Assets
Net assets consist of:
   Undistributed net investment income .............................                 811,442
   Net unrealized appreciation (depreciation) on:
      Investments ..................................................              23,619,005
      Foreign currency related transactions ........................                      (9)
   Accumulated net realized gain ...................................               5,933,762
   Paid-in capital .................................................              88,009,015
                                                                               -------------
Net assets, at market value ........................................           $ 118,373,215
                                                                               =============
Net asset value, offering and redemption price per share
   ($118,373,215 / 8,902,042 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                  $13.30
                                                                                      ======


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
---------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $5,631) ..............                $   584,111
      Interest .........................................................                  2,818,363
                                                                                        -----------
                                                                                          3,402,474
   Expenses:
      Management fee ...................................................  $   488,616
      Custodian fees ...................................................       20,879
      Accounting fees ..................................................       39,456
      Trustees' fees and expenses ......................................       17,294
      Auditing .........................................................        9,448
      Legal ............................................................        7,090
      Reports to shareholders ..........................................        2,247
      Other ............................................................          134       585,164
                                                                          -----------   -----------
   Net investment income ...............................................                  2,817,310
                                                                                        -----------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ......................................................                  6,087,508
   Net unrealized appreciation (depreciation) during the period on:
      Investments ......................................................   13,062,153
      Foreign currency related transactions ............................           (9)   13,062,144
                                                                          -----------   -----------
   Net gain (loss) on investment transactions ..........................                 19,149,652
                                                                                        -----------
Net increase (decrease) in net assets resulting from operations ........                $21,966,962
                                                                                        ===========


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Years Ended December 31,
                                                                           -------------------------------
Increase (Decrease) in Net Assets                                                1997              1996
----------------------------------------------------------------------------------------------------------
Operations:
   Net investment income ................................................  $   2,817,310     $   2,208,747
   Net realized gain (loss) from investment transactions ................      6,087,508         4,899,761
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ....................................     13,062,144         1,635,671
                                                                           -------------     -------------
Net increase in net assets resulting from operations ....................     21,966,962         8,744,179
                                                                           -------------     -------------
Distributions to shareholders from:
   Net investment income ................................................     (2,678,045)       (2,028,500)
                                                                           -------------     -------------
   Net realized gains from investment transactions ......................     (4,951,322)       (1,925,657)
                                                                           -------------     -------------
Portfolio share transactions:
   Proceeds from shares sold ............................................     24,546,671        25,991,787
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .....................................      7,629,367         3,954,157
   Cost of shares redeemed ..............................................    (16,483,255)      (14,318,918)
                                                                           -------------     -------------
Net increase (decrease) in net assets from Portfolio share transactions .     15,692,783
15,627,026
                                                                           -------------     -------------
Increase (decrease) in net assets .......................................     30,030,378        20,417,048
Net assets at beginning of period .......................................     88,342,837        67,925,789
                                                                           -------------     -------------
Net assets at end of period (including undistributed net
   investment income of $811,442 and $672,177, respectively) ............  $ 118,373,215     $
88,342,837
                                                                           =============     =============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period ...............................      7,608,722         6,206,064
                                                                           -------------     -------------
   Shares sold ..........................................................      2,001,001         2,336,334
   Shares issued to shareholders in reinvestment of distributions .......        651,149           360,527
   Shares redeemed ......................................................     (1,358,830)       (1,294,203)
                                                                           -------------     -------------
   Net increase (decrease) in Portfolio shares ..........................      1,293,320         1,402,658
                                                                           -------------     -------------
Shares outstanding at end of period .....................................      8,902,042         7,608,722
                                                                           =============     =============


    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                                                      Years Ended December 31,

------------------------------------------------------------------------------------------------
                                 1997        1996       1995     1994      1993       1992     1991     1990
1989     1988

------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .......  $ 11.61     $ 10.95    $  8.97  $ 10.23   $ 10.02    $  9.85  $  8.10  $
8.75  $  7.62  $  6.88
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Income from
  investment operations:
  Net investment income .....      .34         .31        .30      .29       .30        .29      .35      .42      .40
   .33
  Net realized and unrealized
    gain (loss) on investment
    transactions ............     2.32         .95       2.04     (.48)      .42        .36     1.77     (.59)    1.06
 .64
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Total from investment
  operations ................     2.66        1.26       2.34     (.19)      .72        .65     2.12     (.17)    1.46
 .97
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Less distributions from:
  Net investment income .....     (.33)       (.30)      (.30)    (.30)     (.28)      (.29)    (.37)    (.43)
(.33)    (.23)
  Net realized gains on
    investment transactions .     (.64)       (.30)      (.06)    (.77)     (.23)      (.19)      --     (.05)      --
     --
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Total distributions .........     (.97)       (.60)      (.36)   (1.07)     (.51)      (.48)    (.37)    (.48)
(.33)    (.23)
                               -------     -------    -------  -------   -------    -------  -------  -------  -------  -------
Net asset value,
  end of period .............  $ 13.30     $ 11.61    $ 10.95  $  8.97   $ 10.23    $ 10.02  $  9.85  $
8.10  $  8.75  $  7.62
                               =======     =======    =======  =======   =======    =======
=======  =======  =======  =======
Total Return (%) ............    24.21       11.89      26.67    (2.05)     7.45       6.96    26.93    (1.91)
19.50    14.21
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) .......      118          88         68       46        45         37       25       16       18
11
Ratio of operating
  expenses, net to average
  daily net assets (%) ......      .57         .60        .65      .75       .75        .75      .75      .75      .75
 .75
Ratio of operating
  expenses before expense
  reductions, to average
  daily net assets ..........      .57         .60        .65      .75       .75        .75      .81      .75      .89
1.14
Ratio of net investment
  income to average daily
  net assets (%) ............     2.73        2.82       3.01     3.19      3.01       3.01     4.00     5.15
4.74     4.48
Portfolio turnover rate (%) .    43.10       67.56      87.98   101.64    133.95(c)   51.66    62.03
49.03    77.98   109.95
Average commission
  rate paid (b) .............  $ .0555     $ .0535    $    --  $    --   $    --    $    --  $    --  $    --  $    --  $
--

(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after December 31, 1995.

(c) On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the six periods ended December 31, 1993 should not be considered representative of the present Portfolio.

                            CAPITAL GROWTH PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                4.8%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------
                                       32,640,000   Repurchase Agreement with Donaldson, Lufkin & Jenrette
                                                      dated 12/31/97 at 6.5% to be repurchased at
                                                      $32,651,787 on 1/2/98, collateralized by a
                                                      $31,837,000 U.S. Treasury Note, 6.375%,
                                                      9/30/01 (Cost $32,640,000)                                32,640,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               95.2%             COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                           Shares
                                      ------------------------------------------------------------------------------------
Consumer Discretionary          8.6%
      Department &
       Chain Stores             6.8%      236,000   Costco Companies, Inc.* .................................
10,531,500
                                          151,000   Dayton Hudson Corp. .....................................   10,192,500
                                          294,700   Home Depot, Inc. ........................................   17,350,463
                                          260,000   Walgreen Co. ............................................    8,157,500
                                                                                                               -----------
                                                                                                                46,231,963
                                                                                                               -----------
      Hotels & Casinos          0.9%      255,000   Mirage Resorts Inc.* ....................................
5,801,250
                                                                                                               -----------
      Specialty Retail          0.9%      176,700   Tiffany & Co. ...........................................
6,372,244
                                                                                                               -----------
Consumer Staples                6.5%

      Food & Beverage           4.0%      159,000   H.J. Heinz Co. ..........................................
8,079,188
                                          135,500   Sara Lee Corp. ..........................................    7,630,344
                                          196,300   Suiza Foods Corp.* ......................................   11,692,119
                                                                                                               -----------
                                                                                                                27,401,651
                                                                                                               -----------
      Package Goods /
       Cosmetics                2.5%      212,600   Procter & Gamble Co. ....................................
16,968,138
                                                                                                               -----------
Health                         10.5%

      Health Industry
      Services                  0.2%       41,600   Total Renal Care Holdings, Inc.* ........................
1,144,000
                                                                                                               -----------
      Medical Supply &
      Specialty                 1.2%      165,000   Becton, Dickinson & Co. .................................
8,250,000
                                                                                                               -----------

      Pharmaceuticals           9.1%       72,500   American Home Products Corp. ............................
 5,546,250
                                          101,500   Bristol-Myers Squibb Co. ................................    9,604,438
                                           95,000   Johnson & Johnson .......................................    6,258,125
                                           56,600   Merck & Co. Inc. ........................................    6,013,750
                                          104,900   Novartis AG (ADR) .......................................    8,496,900
                                          147,200   Pfizer, Inc. ............................................   10,975,600
                                          134,000   Schering-Plough Corp. ...................................    8,324,750
                                           58,200   Warner-Lambert Co. ......................................    7,216,800
                                                                                                               -----------
                                                                                                                62,436,613
                                                                                                               -----------
Financial                      20.7%
      Banks                     3.6%      189,300   BankAmerica Corp. .......................................
13,818,900
                                           83,000   Citicorp ................................................   10,494,313
                                                                                                               -----------
                                                                                                                24,313,213
                                                                                                               -----------
      Insurance                 8.7%       80,000   Allstate Corp. ..........................................
7,270,000
                                          160,450   American International Group, Inc. ......................
17,448,938
                                          206,400   Conseco Inc. ............................................    9,378,300


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                          283,700   EXEL, Ltd. (ADR) ........................................   17,979,488
                                          111,600   MBIA Inc. ...............................................    7,456,275
                                                                                                                ----------
                                                                                                                59,533,001
                                                                                                                ----------

      Consumer Finance          1.7%      160,000   Associates First Capital Corp. ..........................
11,380,000
                                                                                                                ----------
      Other Financial
      Companies                 6.7%      218,500   American Express Credit Corp. ...........................
19,501,120
                                          215,500   Federal National Mortgage Association ...................
12,296,969
                                          252,750   Travelers Group, Inc. ...................................   13,616,906
                                                                                                                ----------
                                                                                                                45,414,995
                                                                                                                ----------

Media                           3.1%

      Advertising               1.8%      294,200   Omnicom Group, Inc. .....................................
12,466,725
                                                                                                                ----------

      Cable Television          1.3%      236,300   Tele-Comm Liberty Media Group "A" *
 .....................    8,565,875
                                                                                                                ----------

Service Industries              4.7%

      Investment                3.5%      152,650   Franklin Resources Inc. .................................
13,271,009
                                          144,900   Merrill Lynch & Co., Inc. ...............................   10,568,644
                                                                                                                ----------
                                                                                                                23,839,653
                                                                                                                ----------
      Miscellaneous
      Commercial Services       1.2%      346,300   AccuStaff, Inc.* ........................................
7,964,900
                                                                                                                ----------
Durables                        4.7%

      Aerospace                 3.7%      100,000   Lockheed Corp. ..........................................
9,850,000
                                          124,000   Rockwell International Corp. (New) ......................
6,479,000
                                          124,000   United Technologies Corp. ...............................
9,028,750
                                                                                                                ----------
                                                                                                                25,357,750
                                                                                                                ----------
      Telecommunications
      Equipment                 1.0%       94,700   Nokia AB Oy "A" (ADR) ...................................
6,629,000
                                                                                                                ----------

Manufacturing                  11.5%

      Chemicals                 3.2%      148,500   E.I. du Pont de Nemours & Co. ...........................
8,919,281
                                          111,900   Praxair Inc. ............................................    5,035,500
                                          192,900   Sigma-Aldrich Corp. .....................................    7,667,775
                                                                                                                ----------
                                                                                                                21,622,556
                                                                                                                ----------
      Diversified
      Manufacturing             4.4%      187,500   Dresser Industries Inc. .................................
7,863,281
                                           97,000   General Electric Co. ....................................    7,117,375
                                          125,500   TRW Inc. ................................................    6,698,563
                                          130,000   Textron, Inc. ...........................................    8,125,000
                                                                                                                ----------
                                                                                                                29,804,219
                                                                                                                ----------

      Electrical Products       0.7%       90,000   Emerson Electric Co. ....................................
5,079,375
                                                                                                                ----------
      Machinery/Components/
      Controls                  3.2%      173,600   Ingersoll-Rand Co. ......................................
7,030,800
                                          329,050   Parker-Hannifin Group ...................................   15,095,169
                                                                                                                ----------
                                                                                                                22,125,969
                                                                                                                ----------


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Technology                     10.3%

      Diverse Electronic
       Products                 1.3%      297,600   Applied Materials, Inc.* ................................
8,965,200
                                                                                                               -----------
      Electronic Data
      Processing                6.7%      262,050   Compaq Computer Corp. ...................................
14,789,447
                                          150,500   Hewlett-Packard Co. .....................................    9,406,250
                                          109,100   International Business Machines Corp. ...................
11,407,769
                                          259,200   Sun Microsystems, Inc.* .................................   10,335,600
                                                                                                                ----------
                                                                                                                45,939,066
                                                                                                               -----------
      Semiconductors            2.3%      222,200   Intel Corp. .............................................
15,609,550
                                                                                                               -----------
Energy                         13.0%

      Oil Companies             7.9%       74,600   Amoco Corp. .............................................
6,350,325
                                          109,300   Atlantic Richfield Co. ..................................    8,757,663
                                          190,700   Exxon Corp. .............................................   11,668,456
                                           96,000   Mobil Corp. .............................................    6,930,000
                                          134,500   Repsol SA (ADR) .........................................    5,724,656
                                          272,500   Royal Dutch Petroleum Co. (New York shares) .............
14,766,094
                                                                                                               -----------
                                                                                                                54,197,194
                                                                                                               -----------

      Oil / Gas Transmission    1.4%      326,000   Williams Cos., Inc. .....................................
9,250,250
                                                                                                               -----------
      Oilfield Services/
      Equipment                 3.7%      125,000   Diamond Offshore Drilling, Inc. .........................
6,015,625
                                          153,900   Santa Fe International Corp. ............................    6,261,806
                                          165,000   Schlumberger Ltd. .......................................   13,282,500
                                                                                                               -----------
                                                                                                                25,559,931
                                                                                                               -----------
Transportation                  1.6%

      Airlines                  1.0%       54,700   AMR Corp.* ..............................................
7,028,950
                                                                                                               -----------
      Railroads                 0.6%      186,300   Wisconsin Central Transportation Co.* ...................
4,354,763
                                                                                                               -----------
                                                    Total Common Stocks (Cost $458,850,377) .................
649,607,994
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------
                                                    Total Investment Portfolio -- 100.0%
                                                     (Cost $491,490,377) (a) ................................  682,247,994
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $491,518,304 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of market value
      over tax cost ............................................    $194,611,508

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      market value .............................................       3,881,818
                                                                    ------------
    Net unrealized appreciation ................................    $190,729,690
                                                                    ============
--------------------------------------------------------------------------------

    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1997, aggregated $294,968,837 and $228,082,075, respectively.


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $491,490,377) ..............               $ 682,247,994
Cash ...............................................................                         429
Receivables:
   Investments sold ................................................                   8,710,044
   Dividends and interest ..........................................                     558,430
Other assets .......................................................                       6,128
                                                                                   -------------
      Total assets .................................................                 691,523,025
Liabilities
Payables:
   Investments purchased ...........................................  $ 14,862,981
   Accrued management fee ..........................................       259,828
   Other payables and accrued expenses .............................        82,634
                                                                      ------------
      Total liabilities ............................................                  15,205,443
                                                                                   -------------
Net assets, at market value ........................................               $ 676,317,582
                                                                                   =============
Net Assets
Net assets consist of:
   Undistributed net investment income                                                 1,414,095
Net unrealized appreciation (depreciation) on:
      Investments ..................................................                 190,757,617
      Foreign currency related transactions ........................                         (26)
   Accumulated net realized gain ...................................                  37,349,214
   Paid-in capital .................................................                 446,796,682
                                                                                   -------------
Net assets, at market value ........................................               $ 676,317,582
                                                                                   =============
Class A
Net asset value, offering and redemption price per share
   ($675,770,416 / 32,750,652 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                      $20.63
                                                                                          ======
Class B
Net asset value, offering and redemption price per share
   ($547,166 / 26,545 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                      $20.61
                                                                                          ======


    The accompanying notes are an integral part of 9the financial statements.

                            CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $105,670) ........               $   7,312,793
      Interest .....................................................                   1,114,169
                                                                                   -------------
                                                                                       8,426,962
   Expenses:
      Management fee ...............................................  $  2,691,980
      Custodian fees ...............................................        57,898
      Accounting fees ..............................................        96,410
      Trustees' fees and expenses ..................................        17,392
      Reports to shareholders ......................................        10,147
      Distribution fees  (Class B) .................................           526
      Auditing .....................................................        34,954
      Legal ........................................................        18,222
      Other ........................................................         8,273     2,935,802
                                                                       ----------- -------------
   Net investment income ...........................................                   5,491,160
                                                                                   -------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ..................................................    37,541,221
      Foreign currency related transactions ........................        (2,209)   37,539,012
                                                                       -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ..................................................   119,146,330
   Foreign currency related transactions ...........................           (73)  119,146,257
                                                                       ----------- -------------
   Net gain (loss) on investment transactions ......................                 156,685,269
                                                                                   -------------
Net increase (decrease) in net assets resulting from operations ....               $ 162,176,429
                                                                                   =============


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                                       -----------------------------
Increase (Decrease) in Net Assets                                            1997            1996
----------------------------------------------------------------------------------------------------
Operations:
   Net investment income ............................................  $   5,491,160   $   4,993,004
   Net realized gain (loss) from investment transactions ............     37,539,012      33,857,212
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ................................    119,146,257      33,028,817
                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from operations .....    162,176,429      71,879,033
                                                                       -------------   -------------
Distributions to shareholders from:
   Net investment income (Class A) ..................................     (5,641,454)     (4,669,020)
                                                                       -------------   -------------
   Net investment income (Class B) ..................................         (1,600)             --
                                                                       -------------   -------------
   Net realized gain from investment transactions (Class A) .........    (33,950,004)    (28,547,850)
                                                                       -------------   -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ........................................    214,983,317     176,019,020
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .................................     39,591,458      33,216,870
   Cost of shares redeemed ..........................................   (141,850,976)   (145,085,225)
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class A share transactions    112,723,799
64,150,665
                                                                       -------------   -------------
Class B*
   Proceeds from shares sold ........................................        530,116              --
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .................................          1,600
   Cost of shares redeemed ..........................................         (2,612)             --
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class B share transactions        529,104              --
                                                                       -------------   -------------
Increase (decrease) in net assets ...................................    235,836,274     102,812,828
Net assets at beginning of period ...................................    440,481,308     337,668,480
                                                                       -------------   -------------
Net assets at end of period (including undistributed net
   investment income of $1,414,095 and $1,565,989, respectively) ....  $ 676,317,582   $
440,481,308
                                                                       =============   =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................     26,691,077      22,392,030
                                                                       -------------   -------------
   Shares sold ......................................................     11,288,114      11,627,337
   Shares issued to shareholders in reinvestment of distributions ...      2,340,808       2,233,815
   Shares redeemed ..................................................     (7,569,347)     (9,562,105)
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................      6,059,575       4,299,047
                                                                       -------------   -------------
Shares outstanding at end of period .................................     32,750,652      26,691,077
                                                                       -------------   -------------
Class B*
Shares outstanding at beginning of period ...........................             --              --
                                                                       -------------   -------------
   Shares sold ......................................................         26,593              --
   Shares issued to shareholders in reinvestment of distributions ...             80
   Shares redeemed ..................................................           (128)             --
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................         26,545              --
                                                                       -------------   -------------
Shares outstanding at end of period .................................         26,545              --
                                                                       =============   =============

* For the period May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

     Class A (c)
---------------------
                                                                       Years Ended December 31,

-----------------------------------------------------------------------------------------------
                                      1997      1996      1995      1994     1993      1992      1991      1990
1989      1988
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Net asset value,
  beginning of period ............  $ 16.50   $ 15.08   $ 12.23   $14.95   $ 12.71   $ 12.28   $  8.99
$10.21   $  8.53   $  7.06
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Income from investment operations:
  Net investment income ..........      .18       .19       .14      .06       .06       .11       .16      .25
 .35       .16
  Net realized and unrealized
   gain (loss) on investment
   transactions ..................     5.39      2.68      3.25    (1.42)     2.52       .66      3.35    (1.00)
1.58      1.40
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Total from investment
   operations ....................     5.57      2.87      3.39    (1.36)     2.58       .77      3.51     (.75)
1.93      1.56
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Less distributions from:
  Net investment income ..........     (.19)     (.19)     (.11)    (.05)     (.07)     (.11)     (.22)    (.24)
(.25)     (.09)
  Net realized gains on
   investment transactions .......    (1.25)    (1.26)     (.43)   (1.31)     (.27)     (.23)       --     (.23)
 --        --
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Total distributions ..............    (1.44)    (1.45)     (.54)   (1.36)     (.34)     (.34)     (.22)    (.47)
(.25)     (.09)
                                    -------   -------   -------   ------   -------   -------   -------   ------   -------
-------
Net asset value,
  end of period ..................  $ 20.63   $ 16.50   $ 15.08   $12.23   $ 14.95   $ 12.71   $ 12.28   $
8.99   $ 10.21   $  8.53
                                    =======   =======   =======   ======   =======   =======
=======   ======   =======   =======
Total Return (%) .................    35.76     20.13     28.65    (9.67)    20.88      6.42     39.56
(7.45)    22.75     22.07
Ratios and
Supplemental Data
Net assets, end of
  period ($ millions) ............      676       440       338      257       257       167       108       45
45        17
Ratio of operating expenses,
  net to average daily net
  assets (%) .....................      .51       .53       .57      .58       .60       .63       .71      .72       .75
 .75
Ratio of operating expenses
  before expense reductions,
  to average daily net
  assets (%) .....................      .51       .53       .57      .58       .60       .63       .71      .72       .85
1.11
Ratio of net investment income
  to average daily net assets (%).      .96      1.27      1.06      .47       .46       .95      1.49     2.71
3.51      2.17
Portfolio turnover rate (%) ......    41.77     65.56    119.41    66.44     95.31     56.29     58.88
61.39     63.96    129.75
Average commission
  rate paid (b) ..................  $ .0562   $ .0585   $    --   $   --   $    --   $    --   $    --   $   --   $    --
$    --

(a) Based on average monthly shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after December 31, 1995.
(c) On May 12, 1997 existing shares were designated as Class A shares.

                            CAPITAL GROWTH PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                             For the Period
                                                              May 12, 1997
      CLASS B                                               (commencement of
--------------------                                     sale of Class B shares)
                                                             to December 31,
                                                                  1997
                                                         -----------------------

Net asset value, beginning of period ..........................  $17.54
                                                                 ------
Income from investment operations:
  Net investment income .......................................     .08
  Net realized and unrealized gain
    (loss) on investment transactions .........................    3.08
                                                                 ------
Total from investment operations ..............................    3.16
                                                                 ------
Less distributions from net investment income .................    (.09)
                                                                 ------
Net asset value, end of period ................................  $20.61
                                                                 ======
Total Return (%) ..............................................   18.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................     .55
Ratio of operating expenses to average daily net assets (%) ...     .75*
Ratio of net investment income to average daily net assets (%).     .64*
Portfolio turnover rate (%) ...................................   41.77
Average commission rate paid (b) ..............................  $.0562

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities.
*   Annualized
**  Not annualized

                             INTERNATIONAL PORTFOLIO
                  INVESTMENT PORTFOLIO as of December 31, 1997

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                      ------------------------------------------------------------------------------------
                                3.2%             REPURCHASE AGREEMENT
                                      ------------------------------------------------------------------------------------

                                  U.S.$13,500,000   Repurchase Agreement with Donaldson, Lufkin &
                                                      Jenrette dated 12/31/97 at 6.5%, to be repurchased
                                                      at $13,504,875 on 1/2/98, collateralized by a
                                                      $10,276,000 U.S. Treasury Bond, 8.5%, 2/15/20
                                                      (Cost $13,500,000) ....................................   13,500,000
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                                0.3%             CONVERTIBLE BONDS
                                      ------------------------------------------------------------------------------------
Japan
                                 JPY  212,000,000   Softbank Corp., 0.5%, 03/29/02 (Cost $2,136,453)
 ........    1,266,641
                                                                                                               -----------
                                      ------------------------------------------------------------------------------------
                               96.5%             COMMON STOCKS
                                      ------------------------------------------------------------------------------------
                                           Shares
                                      ------------------------------------------------------------------------------------
Argentina                       0.7%
                                           90,100   YPF S.A. "D" (ADR) (Petroleum company) ..................
3,080,294
                                                                                                               -----------
Brazil                          1.0%
                                          140,180   Companhia Vale do Rio Doce (pfd.) (Diverse mining and
                                                      industrial complex) ...................................    2,782,122
                                          252,474   Usinas Siderurgicas de Minas Gerais S.A. (pfd.) (Steel
                                                      manufacturer) .........................................    1,493,059
                                                                                                               -----------
                                                                                                                 4,275,181
                                                                                                               -----------
Canada                          1.2%
                                          109,500   Canadian National Railway Co. (Major railroad operator)..
5,156,817
                                                                                                               -----------
China                           0.8%
                                        3,340,900   Anhui Expressway Co., Ltd. "H" (Developer and manager
of
                                                      toll highways in Anhui province) ......................      577,727
                                          124,500   China Telecommunications (Telecommunication services) ...
    213,686
                                          281,400   GZI Transport Ltd. (Developer and operator of toll
                                                      highways in Guangdong Province) .......................       94,417
                                          101,674   Guangshen Railway Co. Ltd. (ADR) (Operator of only
                                                      railroad in the Pearl River delta) ....................    1,366,244
                                        2,452,300   Jiangsu Expressway Co., Ltd. "H" (Builder and manager of
                                                      the Shanghai-Nanjing expressway) ......................      506,347
                                        2,486,400   Shenzhen Expressway Co. "H" (Highway developer) .........
    481,301
                                                                                                               -----------
                                                                                                                 3,239,722
                                                                                                               -----------
Finland                         1.9%
                                           61,000   Nokia AB Oy "A" (Leading manufacturer of
                                                      telecommunications equipment and cellular telephones)..
4,332,196
                                          102,000   Pohjola Insurance Co., Ltd. "B" (Insurance company) .....
3,781,105
                                                                                                               -----------
                                                                                                                 8,113,301
                                                                                                               -----------
France                         14.7%
                                           41,794   AXA-UAP S.A. (Insurance group providing insurance,
                                                      finance and real estate services) .....................    3,233,134
                                           23,098   Accor S.A.* (Catering, hotels, travel services) .........
4,293,465
                                           44,733   Alcatel Alsthom (Manufacturer of transportation,
                                                      telecommunication and energy equipment) ...............
5,684,509
                                          113,991   Assurances Generales de France* (Markets health, life,
                                                      and liability insurance) ..............................    6,038,493
                                            7,393   Carrefour (Hypermarket operator and food retailer) ......
3,856,150
                                           14,151   Christian Dior (Leading fashion house) ..................
1,450,360
                                           25,977   Compagnie Financiere de Paribas (Finance and investment
                                                      company) ..............................................    2,256,806


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                           35,926   Credit Commercial de France (Bank) ......................
2,461,707
                                           85,966   France Telecom S.A.* (Telecommunication services) .......
3,117,339
                                           40,018   Lagardere S.C.A. (Holding company with interests in
                                                      publishing, defense, audiovisual production and
                                                      services, telecommunications and media) ...............
1,322,854
                                           12,923   Renault S.A. (Manufacturer of automobiles, buses,
                                                      industrial and agricultural vehicles) .................    3,842,553
                                          102,212   Rhone-Poulenc S.A. "A" (Medical, agricultural and
                                                      consumer chemicals) ...................................    4,577,468
                                           62,716   Schneider S.A. (Manufacturer of electronic components
                                                      and automated manufacturing systems) ..................
3,404,583
                                           44,135   Societe Lyonnaise des Eaux SA (Water utility) ...........
4,882,709
                                           53,869   Societe Nationale Elf Aquitaine (Petroleum company) .....
6,263,837
                                          101,824   Thomson CSF (Manufacturer of aerospace systems and
                                                      industrial electronics products) ......................    3,208,640
                                           24,496   Total S.A. "B" (International oil and gas exploration,
                                                      development and production) ...........................    2,665,262
                                                                                                               -----------
                                                                                                                62,559,869
                                                                                                               -----------
Germany                        17.6%
                                           22,591   Allianz AG (Multi-line insurance company) ...............
5,851,810
                                           96,488   BASF AG (Leading international chemical producer) .......
3,419,183
                                          147,800   Bayerische Vereinsbank AG (Commercial bank) .............
9,669,850
                                          208,500   Commerzbank AG (Worldwide multi-service bank) ...........
8,205,559
                                          104,437   Dresdner Bank AG (Universal bank) .......................
4,818,383
                                           16,771   Heidelberger Druckmaschinen (Manufacturer of printing
                                                      machinery) ............................................      922,918
                                           81,450   Hoechst AG (Chemical producer) ..........................
2,852,335
                                           10,760   Mannesmann AG (Bearer) (Diversified construction and
                                                      technology company) ...................................    5,436,820
                                           16,740   Muenchener Rueckversicherungs-Gesellschaft AG
                                                      (Registered) (Insurance company) ......................    6,308,905
                                          146,700   RWE AG (pfd.) (Producer and marketer of petroleum and
                                                      chemical products) ....................................    6,197,443
                                           11,900   SAP AG (pfd.) (Computer software manufacturer) ..........
3,892,802
                                           36,600   Schering AG (Pharmaceutical and chemical producer) ......
3,529,794
                                           36,275   Siemens AG (Leading electrical engineering and
                                                      electronics company) ..................................    2,147,464
                                           14,823   Thyssen AG (Manufacturer of capital goods and steel
                                                      products) .............................................    3,172,237
                                           90,700   VEBA AG (Electric utility, distributor of oil and
                                                      chemicals) ............................................    6,176,070
                                            4,175   VIAG AG (Provider of electrical power and natural gas
                                                      services, aluminum products, chemicals, ceramics and
                                                      glass) ................................................    2,248,791
                                                                                                               -----------
                                                                                                                74,850,364
                                                                                                               -----------
Hong Kong                       3.7%
                                          268,700   Cheung Kong Holdings Ltd. (Real estate company) .........
1,759,779
                                          162,200   Citic Pacific Ltd. (Diversified holding company) ........
646,791
                                        1,214,400   Cosco Pacific Ltd. (Investment holding company) .........
987,317
                                          634,400   Great Eagle Holdings Ltd. (Property development) ........
888,275
                                          126,900   Great Eagle Holdings Ltd. Warrants* (expire 11/30/98) ...
  16,376
                                          149,690   HSBC Holdings Ltd. (Bank) ...............................
3,689,610
                                              538   Hong Kong & China Gas Co., Ltd. (Gas utility) ...........
1,045
                                          313,200   Hutchison Whampoa, Ltd. (Container terminal and real
                                                      estate company) .......................................    1,960,279
                                        1,066,900   Kerry Properties, Ltd. (Real estate company) ............
1,762,333
                                          451,000   New World Development Co., Ltd. (Property investment
and
                                                      development, construction and engineering, hotels and
                                                      restaurants, telecommunications) ......................    1,559,788
                                          113,200   New World Infrastructure Ltd.* (Investment and operation
                                                      of infrastructure projects) ...........................      256,376


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                          584,600   Television Broadcasts, Ltd. (Television broadcasting) ...
1,667,268
                                        2,668,700   Zhejiang Expressway Co., Ltd. (Road construction and
                                                      management) ...........................................      540,697
                                                                                                               -----------
                                                                                                                15,735,934
                                                                                                               -----------
Indonesia                       0.2%
                                           19,570   Asia Pacific Resources International Holdings Ltd.
                                                      (Manufacturer of rayon fiber for Asian textile
                                                      markets, owner of world's leading paper pulp mill) ....
36,694
                                        1,708,800   Indah Kiat Pulp & Paper (Foreign registered) (Producer
                                                      of pulp and paper) ....................................      302,924
                                          400,000   Indocement Tunggal Prakarsa (Foreign Registered)
                                                      (Multi-business group with 3 major divisions namely
                                                      cement, food, and property) ...........................      130,909
                                          924,570   Pabrik Kertas Tjiwi Kimia (Operator of a pulp and paper
                                                      factory) ..............................................      226,940
                                                                                                               -----------
                                                                                                                   697,467
                                                                                                               -----------
Italy                           3.1%
                                        2,506,600   Istituto Nazionale delle Assicurazione (Insurance
                                                      company) ..............................................    5,079,797
                                        1,754,000   Telecom Italia Mobile SpA (Cellular telecommunication
                                                      services) .............................................    8,095,766
                                                                                                               -----------
                                                                                                                13,175,563
                                                                                                               -----------
Japan                          15.4%
                                           59,000   Advantest Corp. (Producer of measuring instruments and
                                                      semiconductor testing devices) ........................    3,344,313
                                          149,000   Bridgestone Corp. (Leading automobile tire manufacturer).
3,229,950
                                          212,000   Canon Inc. (Leading producer of visual image and
                                                      information equipment) ................................    4,936,653
                                          537,000   Daiwa Securities Co., Ltd. (Brokerage and other
                                                      financial services) ...................................    1,851,015
                                          392,000   Fujitsu Ltd. (Leading manufacturer of computers) ........
4,203,753
                                          101,000   Hitachi Construction Machinery Co., Ltd. (Leading maker
                                                      of hydraulic shovels) .................................      317,970
                                           30,500   Keyence Corp. (Specialized manufacturer of sensors) .....
4,509,000
                                          148,000   Matsushita Electric Works, Inc. (Leading maker of
                                                      building materials and lighting equipment) ............
1,281,042
                                          213,000   Minebea Co., Ltd. (Manufacturer of bearings, electronic
                                                      equipment, machinery parts) ...........................    2,284,182
                                           48,200   Nichiei Co., Ltd. (Finance company for small and
                                                      medium-sized firms) ...................................    5,131,980
                                           47,900   Nintendo Co., Ltd. (Game equipment manufacturer) ........
4,696,438
                                              327   Nippon Telegraph & Telephone Corp. (Leading
                                                      telecommunications company) ...........................    2,805,362
                                          237,000   Nomura Securities Co., Ltd. (Financial advisor,
                                                      securities broker and underwriter) ....................    3,158,790
                                           46,800   Orix Corp. (Major leasing company) ......................
3,262,198
                                          207,000   Ricoh Co., Ltd. (Leading maker of copiers and
                                                      information equipment) ................................    2,568,671
                                           46,500   SMC Corp. (Leading maker of pneumatic equipment) ........
4,096,132
                                           38,000   Secom Co., Ltd. (Electronic security system operator) ...
2,427,576
                                            9,800   Shohkoh Fund & Co., Ltd. (Finance company for small and
                                                      medium-sized firms) ...................................    2,987,668
                                           49,300   Sony Corp. (Consumer electronic products manufacturer) ..
4,380,544
                                          906,000   Sumitomo Metal Industries, Ltd. (Leading integrated
                                                      crude steel producer) .................................    1,158,958
                                           87,000   Tokyo Electron Ltd. (Leading semiconductor production
                                                      equipment manufacturer) ...............................    2,785,599
                                                                                                               -----------
                                                                                                                65,417,794
                                                                                                               -----------


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
Malaysia                        0.4%
                                          842,700   Arab Malaysian Finance Berhad (Foreign registered)
                                                      (Licensed finance company) ............................      168,995
                                          570,800   Arab-Malaysian Corp. (Investment holding company with
                                                      interests in financial services, infrastructure and
                                                      property) .............................................      168,767
                                          145,700   Malayan Banking Berhad (Leading banking and financial
                                                      services group) .......................................      423,296
                                          905,933   Malaysian Resources Corp. (Property development and
                                                      investment) ...........................................      209,626
                                        1,045,700   Multi-Purpose Holdings Berhad (Investment holding
                                                      company) ..............................................      268,852
                                          411,300   United Engineers (Malaysia) Berhad (Leading
                                                      comprehensive contractor) (a) .........................      342,618
                                                                                                               -----------
                                                                                                                 1,582,154
                                                                                                               -----------
Netherlands                     4.5%
                                           64,100   AEGON Insurance Group NV (Insurance company) ............
  5,705,997
                                           12,700   Akzo-Nobel NV (Chemical producer) .......................
2,189,634
                                          108,570   Elsevier NV (International publisher of scientific,
                                                      professional, business, and consumer information
                                                      books) ................................................    1,756,224
                                           23,150   Heineken Holdings NV "A" (Brewery) ......................
3,562,065
                                           60,700   Philips Electronics NV (Leading manufacturer of
                                                      electrical equipment) .................................    3,640,144
                                           41,500   Royal Dutch Petroleum Co. (Owner of 60% of Royal
                                                      Dutch/Shell Group) ....................................    2,277,926
                                                                                                               -----------
                                                                                                                19,131,990
                                                                                                               -----------
Philippines                     0.7%
                                          358,000   Ayala Land, Inc. "B" (Real estate and land developer) ...
141,432
                                        4,935,000   C & P Homes, Inc. (Home construction company) ...........
  287,570
                                          492,483   Manila Electric Co. "B" (Electric utility) ..............
1,629,450
                                          154,856   Metropolitan Bank and Trust Company (Commercial bank
and
                                                      trust company) ........................................    1,041,932
                                                                                                               -----------
                                                                                                                 3,100,384
                                                                                                               -----------
Portugal                        2.6%
                                           90,576   Jeromino Martins S.A. (New) (Food producer and
                                                      retailer) (a) .........................................    2,787,802
                                           31,984   Jeronimo Martins S.A. ...................................    1,014,869
                                          160,000   Portugal Telecom S.A. (Telecommunication services) ......
7,424,070
                                                                                                               -----------
                                                                                                                11,226,741
                                                                                                               -----------
Sweden                          3.7%
                                          135,000   AGA AB "B" (Free) (Producer and distributor of
                                                      industrial and medical gases) .........................    1,785,579
                                          135,892   L.M. Ericsson Telephone Co. "B" (ADR) (Leading
                                                      manufacturer of cellular telephone equipment) .........
5,070,470
                                          186,200   Skandia Foersaekrings AB (Free) (Financial conglomerate).
 8,783,904
                                                                                                               -----------
                                                                                                                15,639,953
                                                                                                               -----------
Switzerland                     9.0%
                                           41,999   Ciba Specialty Chemical (Registered) (Manufacturer of
                                                      chemical products for plastics, coatings, fibers and
                                                      fabrics) ..............................................    5,000,223
                                            6,716   Clariant AG (Registered) (Manufacturer of color
                                                      chemicals) ............................................    5,606,240
                                           42,222   Credit Suisse Group (Registered) (Provider of bank
                                                      services, management services and life insurance) .....
6,529,026
                                            2,602   Nestle S.A. (Registered) (Food manufacturer) ............
3,897,214
                                            2,657   Novartis AG (Bearer) (Pharmaceutical company) ...........
4,317,739
                                            3,339   Novartis AG (Registered) ................................    5,414,595


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                               % of     Principal                                                                 Market
                             Portfolio  Amount ($)                                                               Value ($)
--------------------------------------------------------------------------------------------------------------------------
                                              462   Roche Holdings AG (PC) (Producer of drugs and medicines)
 4,585,228
                                            2,086   Union Bank of Switzerland (Bearer) (Bank) ...............
3,014,459
                                                                                                               -----------
                                                                                                                38,364,724
                                                                                                               -----------
United Kingdom                 14.5%
                                          190,850   Avis Europe PLC (Car rental services) ...................
545,390
                                          270,448   BOC Group PLC (Producer of industrial gases) ............
4,446,139
                                          338,668   British Petroleum PLC (Major integrated world oil
                                                      company) ..............................................    4,479,668
                                          471,700   Carlton Communications PLC (Television post production
                                                      products and services) ................................    3,641,071
                                          714,599   General Electric Co., PLC (Manufacturer of power,
                                                      communications and defense equipment and other various
                                                      electrical components) ................................    4,629,935
                                          199,088   Glaxo Wellcome PLC (Pharmaceutical company) .............
4,745,933
                                          246,450   Imperial Chemical Industries PLC (Leading international
                                                      chemical producer) ....................................    3,849,238
                                          304,750   Pearson PLC (Diversified media and entertainment holding
                                                      company) ..............................................    3,959,001
                                        1,003,979   Pilkington PLC (Manufacturer of glass for building and
                                                      transport markets) ....................................    2,102,327
                                          460,297   PowerGen PLC (Electric utility) .........................
5,987,269
                                          166,557   Rio Tinto, PLC (Mining and finance company) .............
2,052,953
                                          341,002   Reuters Holdings PLC (International news agency) ........
3,724,294
                                          659,873   SmithKline Beecham PLC (Manufacturer of ethical drugs
                                                      and healthcare products) ..............................    6,800,479
                                        1,165,205   WPP Group PLC (Advertising agency) ......................
5,186,054
                                          159,000   Zeneca Group PLC (Holding company: manufacturing and
                                                      marketing of pharmaceutical and agrochemical products
                                                      and specialty chemicals) ..............................    5,631,475
                                                                                                               -----------
                                                                                                                61,781,226
                                                                                                               -----------
United States                   0.8%
                                          107,060   Autoliv Inc. (Manufacturer of automobile safety
                                                      components and systems) ...............................    3,506,215
                                                                                                               -----------
                                                    Total Common Stocks (Cost $345,334,530) .................
410,635,693
                                                                                                               -----------
--------------------------------------------------------------------------------------------------------------------------

                                                    Total Investment Portfolio -- 100.0%
                                                      (Cost $360,970,983) (b) ...............................  425,402,334
                                                                                                               ===========
--------------------------------------------------------------------------------------------------------------------------

*   Non-income producing security.

(a) Security valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $3,130,420 (.73% of net assets). The value has been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $2,950,931. The security may also have certain restrictions as to resale.

(b) At December 31, 1997, the net unrealized appreciation on investments based on cost for federal income tax purposes of $361,635,038 was as follows:

    Aggregate gross unrealized appreciation for all
      investments in which there is an excess of market value
      over tax cost .............................................   $ 95,710,112

    Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax cost over
      market value ..............................................     31,942,816
                                                                    ------------

    Net unrealized appreciation .................................   $ 63,767,296
                                                                    ============
--------------------------------------------------------------------------------
    Purchases and sales of investment securities (excluding short-term investments), for the year ended December 31, 1997, aggregated $431,563,484 and $738,283,182, respectively. The sales of investment securities includes the market value of securities relating to redemptions-in-kind during the period, upon which the Portfolio recognized a net realized gain of $75,442,315.
--------------------------------------------------------------------------------

Currency Abbreviations
----------------------
   JPY Japanese Yen


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

December 31, 1997
-------------------------------------------------------------------------------------------------
Assets

Investments, at market (identified cost $360,970,983) ..............                $ 425,402,334
Cash ...............................................................                          734
Receivables:
   Investments sold ................................................                    2,826,190
   Foreign taxes recoverable .......................................                      576,512
   Dividends and interest ..........................................                    1,229,667
Other assets .......................................................                       10,157
                                                                                    -------------
      Total assets .................................................                  430,045,594
Liabilities
Payables:
   Investments purchased ...........................................   $ 2,265,345
   Accrued management fee ..........................................       313,735
   Other payables and accrued expenses .............................       228,634
                                                                       -----------
      Total liabilities ............................................                    2,807,714
                                                                                    -------------
Net assets, at market value ........................................                $ 427,237,880
                                                                                    =============
Net Assets
Net assets consist of:
   Undistributed net investment income .............................                    7,228,444
   Net unrealized appreciation (depreciation) on:
      Investments ..................................................                   64,431,351
      Foreign currency related transactions ........................                      (23,243)
   Accumulated net realized gain ...................................                   49,739,061
   Paid-in capital .................................................                  305,862,267
                                                                                    -------------
Net assets, at market value ........................................                $ 427,237,880
                                                                                    =============
Class A
Net asset value, offering and redemption price per share
   ($426,890,461 / 30,264,570 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                       $14.11
                                                                                           ======
Class B
Net asset value, offering and redemption price per share
   ($347,419 / 24,670 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..                       $14.08
                                                                                           ======


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Year Ended December 31, 1997
--------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of foreign taxes withheld of $1,619,366) .......                 $ 12,564,600
      Interest (net of foreign taxes withheld of $5,841) ............                    2,685,205
                                                                                      ------------
                                                                                        15,249,805
   Expenses:
      Management fee ................................................  $  6,520,030
      Services to shareholders ......................................         9,365
      Custodian fees ................................................       718,509
      Accounting fees ...............................................       466,669
      Distribution fees (Class B) ...................................           327
      Trustees' fees and expenses ...................................        16,531
      Reports to shareholders .......................................        14,417
      Auditing ......................................................        45,595
      Legal .........................................................        33,283
      Other .........................................................        64,499      7,889,225
                                                                       ------------   ------------
   Net investment income ............................................                    7,360,580
                                                                                      ------------
Net realized and unrealized gain (loss) on investment transactions
   Net realized gain (loss) from:
      Investments ...................................................   127,011,469
      Foreign currency related transactions .........................    (1,396,204)   125,615,265
                                                                       ------------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ...................................................   (70,354,325)
      Foreign currency related transactions .........................       (31,647)   (70,385,972)
                                                                       ------------   ------------
   Net gain on investment transactions ..............................                   55,229,293
                                                                                      ------------
Net increase (decrease) in net assets resulting from operations .....                 $ 62,589,873
                                                                                      ============


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------
         STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          Years Ended December 31,
                                                                       -----------------------------
Increase (Decrease) in Net Assets                                            1997            1996
----------------------------------------------------------------------------------------------------
Operations:
   Net investment income ............................................  $   7,360,580   $   6,138,762
   Net realized gain (loss) from investment transactions ............    125,615,265      28,242,210
   Net unrealized appreciation (depreciation) on investment
      transactions during the period ................................    (70,385,972)     55,234,650
                                                                       -------------   -------------
Net increase in net assets resulting from operations ................     62,589,873      89,615,622
                                                                       -------------   -------------
Distributions to shareholders from:
   Net investment income (Class A) ..................................    (11,550,387)    (13,901,339)
                                                                       -------------   -------------
   Net realized gain from investment transactions (Class A) .........     (6,050,202)             --
                                                                       -------------   -------------
Portfolio share transactions:
Class A
   Proceeds from shares sold ........................................    326,908,941     250,971,681
   Net asset value of shares issued to shareholders in
      reinvestment of distributions .................................     17,600,589      13,901,339
   Cost of shares redeemed ..........................................   (688,657,725)   (162,751,269)
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class A share transactions   (344,148,195)
102,121,751
                                                                       -------------   -------------
Class B*
   Proceeds from shares sold ........................................        365,304              --
   Cost of shares redeemed ..........................................         (7,040)             --
                                                                       -------------   -------------
Net increase (decrease) in net assets from Class B share transactions        358,264              --
                                                                       -------------   -------------
Increase (decrease) in net assets ...................................   (298,800,647)    177,836,034
Net assets at beginning of period ...................................    726,038,527     548,202,493
                                                                       -------------   -------------
Net assets at end of period (including undistributed net
   investment income of $7,228,444 and $10,702,948, respectively) ...  $ 427,237,880   $
726,038,527
                                                                       =============   =============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ...........................     54,809,210      46,398,169
                                                                       -------------   -------------
   Shares sold ......................................................     23,224,538      20,288,490
   Shares issued to shareholders in reinvestment of distributions ...      1,330,354       1,166,953
   Shares redeemed ..................................................    (49,099,532)    (13,044,402)
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................    (24,544,640)      8,411,041
                                                                       -------------   -------------
Shares outstanding at end of period .................................     30,264,570      54,809,210
                                                                       =============   =============
Class B*
Shares outstanding at beginning of period ...........................             --              --
                                                                       -------------   -------------
   Shares sold ......................................................         25,146              --
   Shares redeemed ..................................................           (476)             --
                                                                       -------------   -------------
   Net increase (decrease) in Portfolio shares ......................         24,670              --
                                                                       -------------   -------------
Shares outstanding at end of period .................................         24,670              --
                                                                       =============   =============

* For the period May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.


    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

     Class A (d)                                                         Years Ended December 31,
--------------------
----------------------------------------------------------------------------------------------
                                        1997     1996      1995      1994      1993      1992     1991     1990
1989      1988

----------------------------------------------------------------------------------------------
Net asset value, beginning of
  period ...........................  $ 13.25  $ 11.82   $ 10.69   $ 10.85   $  8.12   $  8.47  $  7.78  $  8.46
$  6.14    $  5.26
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Income from investment operations:
  Net investment income ............      .14      .12       .11       .06       .09       .10      .12      .25
 .10        .09
  Net realized and unrealized
   gain (loss) on investment
   transactions ....................     1.04     1.60      1.07      (.15)     2.90      (.36)     .77   (.89)
2.22(c)     .79
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Total from investment
  operations .......................     1.18     1.72      1.18      (.09)     2.99      (.26)     .89     (.64)
2.32        .88
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Less distributions:
  From net investment income .......     (.21)    (.29)     (.01)     (.07)     (.14)     (.09)    (.20)
(.04)      --         --
  In excess of net investment income       --       --        --        --      (.12)       --       --       --       --
     --
  From net realized gains on
   investment transactions .........     (.11)      --      (.04)       --        --        --       --       --       --
--
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
  Total distributions ..............     (.32)    (.29)     (.05)     (.07)     (.26)     (.09)    (.20)    (.04)
--         --
                                      -------  -------   -------   -------   -------   -------  -------  -------  -------
-------
Net asset value, end
  of period ........................  $ 14.11  $ 13.25   $ 11.82   $ 10.69   $ 10.85   $  8.12  $  8.47  $
7.78  $  8.46    $  6.14
                                      =======  =======   =======   =======   =======   =======
=======  =======  =======    =======
Total Return (%) ...................     9.07    14.78     11.11      (.85)    37.82     (3.08)   11.45
(7.65)   37.79      16.73
Ratios and
Supplemental Data
Net assets, end of period
($ millions) .......................      427      726       548       472       238        65       41       35       17
      3
Ratio of operating expenses,
  net to average daily net
  assets (%) .......................     1.00     1.05      1.08      1.08      1.20      1.31     1.39     1.38
1.50       1.50
Ratio of operating expenses before
  expense reductions, to average
   daily net assets (%) ............     1.00     1.05      1.08      1.08      1.20      1.31     1.39     1.38
1.80       4.15
Ratio of net investment income to
  average daily net assets (%) .....      .94      .95       .95       .57       .91      1.23     1.43     2.89
1.30       1.59
Portfolio turnover rate (%) ........    61.35    32.63     45.76     33.52     20.36     34.42    45.01
26.67    57.69     110.42
Average commission rate paid (b) ...  $ .0013  $ .0002   $    --   $    --   $    --   $    --  $    --  $
--  $    --    $    --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities is calculated for fiscal years beginning on or after December 31, 1995.
(c) Includes provision for federal income tax of $.03 per share.
(d) On May 8, 1997, existing shares were designated as Class A shares.

                             INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                             For the Period
                                                                               May 8, 1997
    Class B                                                                 (commencement of
---------------                                                          sale of Class B shares)
                                                                             to December 31,
                                                                                  1997
                                                                         -----------------------
Net asset value, beginning of period .......................................     $13.76
                                                                                 ------
Income from investment operations:
  Net investment income (loss) .............................................       (.00)
  Net realized and unrealized gain (loss) on investment transactions .......        .32
                                                                                 ------
Total from investment operations ...........................................        .32
                                                                                 ------
Net asset value, end of period .............................................     $14.08
                                                                                 ======
Total Return (%) ...........................................................       2.33**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................................        .35
Ratio of operating expenses, net to average daily net assets (%) ...........       1.24*
Ratio of net investment income to average daily net assets (%) .............       (.00)*(c)
Portfolio turnover rate (%) ................................................      61.35
Average commission rate paid (b) ...........................................     $.0013

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred securities.
(c) Amount shown is less than one half of .01%.
*   Annualized
**  Not annualized

                     SCUDDER VARIABLE LIFE INVESTMENT FUND
                         NOTES TO FINANCIAL STATEMENTS

A. Significant Accounting Policies
--------------------------------------------------------------------------------

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." These financial statements report on five Portfolios which are the Money Market Portfolio, the Bond Portfolio, the Balanced Portfolio, the Capital Growth Portfolio and the International Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes Of Shares Of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other Portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner: Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond Portfolio sold

                         NOTES TO FINANCIAL STATEMENTS


interest rate futures to hedge against declines in the value of portfolio securities. Also, during the period, the Bond Portfolio purchased interest rate futures to manage the duration of the Portfolio.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Capital Growth Portfolio and the International Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code of 1986, as amended. It is each Portfolio's policy to comply with the requirements

                         NOTES TO FINANCIAL STATEMENTS


of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. Ownership of the Portfolios
--------------------------------------------------------------------------------

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 51% and 40%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 39%, 32%, and 11%, respectively.

Balanced Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 49% and 27%, respectively.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58% and 21%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 20%, and 16%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

C. Related Parties
--------------------------------------------------------------------------------

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and

                         NOTES TO FINANCIAL STATEMENTS


Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which became effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of
 .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the first $500,000,000, .450% over $500,000,000 for the Capital Growth Portfolio and .875% for the first $500,000,000, .725% over $500,000,000 for the International Portfolio, computed and accrued daily and payable monthly. Until August 7, 1997, this fee was calculated, based on average daily net assets, equal to an annual rate of .475% for the Capital Growth Portfolio; and .875% for the first $500,000,000, .775% over $500,000,000 for the International Portfolio. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the year ended December 31, 1997 are detailed in each Portfolio's statement of operations.

D. Lines of Credit
--------------------------------------------------------------------------------

The International Portfolio and several other Scudder Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of Scudder Variable Life Investment Fund:

We have audited the accompanying statements of assets and liabilities of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A), including the investment portfolios, as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Variable Life Investment Fund (comprised of the seven Portfolios identified in Note A) as of December 31, 1997, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated herein conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
January 30, 1998

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                                 TAX INFORMATION

The Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio and International Portfolio paid distributions of $.64, $.02, $.74 and $.11 per share, respectively, from net long-term capital gains during the year ended December 31, 1997.

Pursuant to section 852 of the Internal Revenue Code, the Balanced Portfolio, Bond Portfolio, Capital Growth Portfolio and International Portfolio designate $4,312,490, $193,958, $31,520,629 and $42,459,797, respectively, as capital gain dividends for the year ended December 31, 1997, of which 40%, 21%, 43% and 100% represent 20% rate gains, respectively.

Pursuant to section 854 of the Internal Revenue Code, the percentages of income dividends paid in calendar year 1996 which qualify for the dividends received deduction for corporations are as follows: Balanced Portfolio 20% and Capital Growth Portfolio 71%.

                             MONEY MARKET PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Money Market Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

               For          Against        Abstain         Broker Non-Votes*
               ---          -------        -------         -----------------
           101,166,979     4,357,475      2,978,403               0

2.    To elect Trustees.

                                                   Number of Votes:

              Trustee                      For                 Withheld
              -------                      ---                 --------
           Dr. Kenneth Black, Jr.       105,734,949            2,767,908
           Dr. Rosita P. Chang          105,945,445            2,557,412
           Peter B. Freeman             106,034,417            2,468,440
           Dr. J.D. Hammond             106,060,458            2,442,399
           Daniel Pierce                106,060,458            2,442,399

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

               For          Against        Abstain         Broker Non-Votes*
               ---          -------        -------         -----------------
           97,002,639     7,020,135       4,480,083               0

4(A). To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

              For          Against        Abstain         Broker Non-Votes*
              ---          -------        -------         -----------------
           97,136,098     7,172,039       4,194,720               0

4(B). To approve certain other provisions of the Amended and Restated
      Declaration of Trust.

                                Number of Votes:

              For          Against        Abstain         Broker Non-Votes*
              ---          -------        -------         -----------------
           97,519,113      6,849,785      4,133,959               0

                             MONEY MARKET PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          91,608,962        10,593,134        6,300,761        0

      5.2   Borrowing                                95,923,036        6,279,060         6,300,761        0

      5.3   Senior securities                        95,926,291        6,275,805         6,300,761        0

      5.4   Concentration                            95,926,291        6,275,805         6,300,761        0

      5.5   Purchase of physical commodities         95,926,291        6,275,805         6,300,761        0

      5.6   Underwriting of securities               95,926,291        6,275,805         6,300,761        0

      5.7   Investment in real estate                95,926,291        6,275,805         6,300,761        0

      5.8   Lending                                  95,926,291        6,275,805         6,300,761        0

      5.9   Margin purchases and short sales         91,608,962        10,593,134        6,300,761        0

      5.10  Joint trading accounts                   95,926,291        6,275,805         6,300,761        0

      5.11  Purchases of securities of related       91,607,877        10,594,219        6,300,761        0
            issuers

      5.12  Pledging of assets                       91,595,942        10,606,154        6,300,761        0

      5.13  Restricted and illiquid securities       91,595,942        10,606,154        6,300,761        0

      5.14  Voting securities                        91,607,877        10,594,219        6,300,761        0

      5.15  Options                                  91,605,707        10,596,389        6,300,761        0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

              For                    Against                    Abstain
              ---                    -------                    -------
          103,867,615               1,916,160                  2,719,082

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                                 BOND PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Bond Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,632,275        325,149         235,351                0

2.    To elect Trustees.

                                                    Number of Votes:
              Trustee                          For              Withheld
              -------                          ---              --------
          Dr. Kenneth Black, Jr.            9,982,091           210,684
          Dr. Rosita P. Chang               9,997,074           195,701
          Peter B. Freeman                  10,010,019          182,756
          Dr. J.D. Hammond                  10,011,038          181,737
          Daniel Pierce                     10,006,146          186,629

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,095,218        600,660        496,897                 0


4(A). To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,194,903        537,057        460,815                 0

4(B). To approve certain other provisions of the Amended and Restated
      Declaration of Trust.
                                Number of Votes:

            For          Against        Abstain         Broker Non-Votes*
            ---          -------        -------         -----------------
        9,203,974        535,324        453,477                 0

                                 BOND PORTFOLIO

5. To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           9,118,457         575,382           498,936          0

      5.2   Borrowing                                 9,108,264         585,575           498,936          0

      5.3   Senior securities                         9,122,228         571,611           498,936          0

      5.4   Concentration                             9,116,623         577,216           498,936          0

      5.5   Purchase of physical commodities          9,118,253         575,586           498,936          0

      5.6   Underwriting of securities                9,118,457         575,382           498,936          0

      5.7   Investment in real estate                 9,122,025         571,814           498,936          0

      5.8   Lending                                   9,122,228         571,611           498,936          0

      5.9   Margin purchases and short sales          9,113,972         579,867           498,936          0

      5.10  Joint trading accounts                    9,122,228         571,611           498,936          0

      5.11  Purchases of securities of related        9,122,228         571,611           498,936          0
            issuers

      5.12  Pledging of assets                        9,117,540         576,299           498,936          0

      5.13  Restricted and illiquid securities        9,118,559         575,280           498,936          0

      5.14  Voting securities                         9,121,311         572,528           498,936          0

      5.15  Options                                   9,102,658         591,181           498,936          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

                For                      Against                    Abstain
                ---                      -------                    -------
             9,949,780                    57,997                    184,998

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                               BALANCED PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Balanced Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,970,417        339,973               188,940                0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           8,247,410                   251,920

         Dr. Rosita P. Chang              8,248,175                   251,155

         Peter B. Freeman                 8,248,345                   250,985

         Dr. J.D. Hammond                 8,251,745                   247,585

         Daniel Pierce                    8,249,960                   249,370

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,476,096        711,734               311,500                0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,553,100        515,994               430,236                0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         7,563,044        502,140               434,146                0

                               BALANCED PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                           7,707,363         446,045           345,922          0

      5.2   Borrowing                                 7,680,250         473,158           345,922          0

      5.3   Senior securities                         7,707,108         446,300           345,922          0

      5.4   Concentration                             7,704,049         449,359           345,922          0

      5.5   Purchase of physical commodities          7,699,034         454,374           345,922          0

      5.6   Underwriting of securities                7,704,473         448,935           345,922          0

      5.7   Investment in real estate                 7,708,468         444,940           345,922          0

      5.8   Lending                                   7,705,493         447,915           345,922          0

      5.9   Margin purchases and short sales          7,648,803         504,605           345,922          0

      5.10  Joint trading accounts                    7,706,853         446,555           345,922          0

      5.11  Purchases of securities of related        7,704,304         449,104           345,922          0
            issuers

      5.12  Pledging of assets                        7,696,144         457,264           345,922          0

      5.13  Restricted and illiquid securities        7,699,119         454,289           345,922          0

      5.14  Voting securities                         7,703,624         449,784           345,922          0

      5.15  Options                                   7,643,788         509,620           345,922          0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
       8,208,144                    69,779                    221,407

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                            CAPITAL GROWTH PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, Capital Growth Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         29,595,099        854,059             1,007,883               0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.          30,726,924                  730,117

         Dr. Rosita P. Chang             30,819,407                  637,634

         Peter B. Freeman                30,769,705                  687,336

         Dr. J.D. Hammond                30,824,126                  632,915

         Daniel Pierce                   30,825,069                  631,972

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         27,647,594      2,218,979             1,590,468               0


4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         28,130,774      1,667,223             1,659,044               0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         28,084,847      1,744,293             1,627,901               0

                            CAPITAL GROWTH PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          27,919,068        1,669,111         1,868,862         0

      5.2   Borrowing                                27,788,522        1,799,657         1,868,862         0

      5.3   Senior securities                        27,904,913        1,683,266         1,868,862         0

      5.4   Concentration                            27,902,081        1,686,098         1,868,862         0

      5.5   Purchase of physical commodities         27,836,336        1,751,843         1,868,862
0

      5.6   Underwriting of securities               27,918,439        1,669,740         1,868,862         0

      5.7   Investment in real estate                27,829,416        1,758,763         1,868,862         0

      5.8   Lending                                  27,894,846        1,693,333         1,868,862         0

      5.9   Margin purchases and short sales         27,787,892        1,800,287         1,868,862         0

      5.10  Joint trading accounts                   27,904,598        1,683,581         1,868,862         0

      5.11  Purchases of securities of related       27,873,141        1,715,038         1,868,862         0
            issuers

      5.12  Pledging of assets                       27,866,220        1,721,959         1,868,862         0

      5.13  Restricted and illiquid securities       27,857,413        1,730,766         1,868,862         0

      5.14  Voting securities                        27,899,565        1,688,614         1,868,862         0

      5.15  Options                                  27,805,508        1,782,671         1,868,862         0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      29,953,395                   549,869                    953,777

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                             INTERNATIONAL PORTFOLIO
                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Scudder Variable Life Investment Fund, International Portfolio, was held on October 24, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. The following matters were voted upon by the shareholders and the resulting votes for each matter are presented below.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         47,344,481       977,687              1,659,504               0

2.    To elect Trustees.

                                                    Number of Votes:

                Trustee                      For                     Withheld
                -------                      ---                     --------
         Dr. Kenneth Black, Jr.           48,459,502                1,522,170

         Dr. Rosita P. Chang              48,532,618                1,449,054

         Peter B. Freeman                 48,494,550                1,487,122

         Dr. J.D. Hammond                 48,569,527                1,412,145

         Daniel Pierce                    48,556,613                1,425,059

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,860,939      1,841,230             2,279,503               0

4(A) To approve certain provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,894,453      1,626,675             2,460,544               0

4(B) To approve certain other provisions of the Amended and Restated Declaration of Trust.

                                Number of Votes:

            For           Against               Abstain        Broker Non-Votes*
            ---           -------               -------        -----------------
         45,930,280      1,594,367             2,457,025               0

                             INTERNATIONAL PORTFOLIO

5.    To approve the revision of certain fundamental investment policies.

                                                                            Number of Votes:
                                                                                                        Broker
            Fundamental Policies                       For            Against           Abstain       Non-Votes*
            --------------------                       ---            -------           -------       ----------
      5.1   Diversification                          45,922,172        1,473,017         2,586,483         0

      5.2   Borrowing                                45,642,615        1,752,574         2,586,483         0

      5.3   Senior securities                        45,913,844        1,481,345         2,586,483         0

      5.4   Concentration                            45,897,828        1,497,361         2,586,483         0

      5.5   Purchase of physical commodities         45,886,673        1,508,516         2,586,483
0

      5.6   Underwriting of securities               45,917,367        1,477,822         2,586,483         0

      5.7   Investment in real estate                45,887,899        1,507,290         2,586,483         0

      5.8   Lending                                  45,908,078        1,487,111         2,586,483         0

      5.9   Margin purchases and short sales         45,845,938        1,549,251         2,586,483         0

      5.10  Joint trading accounts                   45,913,844        1,481,345         2,586,483         0

      5.11  Purchases of securities of related       45,887,578        1,507,611         2,586,483         0
            issuers

      5.12  Pledging of assets                       45,867,078        1,528,111         2,586,483         0

      5.13  Restricted and illiquid securities       45,816,149        1,579,040         2,586,483         0

      5.14  Voting securities                        45,902,633        1,492,556         2,586,483         0

      5.15  Options                                  45,860,031        1,535,158         2,586,483         0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:

          For                      Against                    Abstain
          ---                      -------                    -------
      47,901,561                   754,149                   1,325,962

    * Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

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                                       70

About the Fund's Adviser
--------------------------------------------------------------------------------

                              Scudder Kemper Investments, Inc., is one of the
                        largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

                              Scudder Kemper Investments has a rich heritage of
                        innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

                              Scudder Kemper Investments, Inc., the global asset
                        management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the United
States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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